UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01352

Fidelity Devonshire Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2022

Item 1.

Reports to Stockholders

Fidelity® Equity-Income Fund

Annual Report

January 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	23.70%	11.50%	11.94%
Class K	23.80%	11.60%	12.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund, a class of the fund, on January 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$30,905	Fidelity® Equity-Income Fund
$31,499	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 23.29% for the 12 months ending January 31, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021, driven by improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market in January, with stocks sliding (-5.17%) as investors digested the Fed’s accelerated plan to hike interest rates amid soaring inflation, growing geopolitical tension and persistent coronavirus concerns. The January pullback – the largest opening-month decline since 2009 – was most sharply felt in more-speculative stocks, while fundamentally sound equities held steadier for the 12 months.

Comments from Portfolio Manager Ramona Persaud:  For the fiscal year ending January 31, 2022, the fund's share classes gained roughly 24%, outperforming the 22.80% result of the benchmark Russell 3000® Value Index. Versus the benchmark, security selection was the primary contributor, especially in the software & services area of the information technology sector. An overweighting in energy also boosted the fund's relative result. Also helping was stock selection in the communication services sector, primarily driven by the media & entertainment industry. The fund's top individual contributor was an overweighting in Wells Fargo, which gained roughly 83% the past year. The company was among our biggest holdings. Another top relative contributor was an out-of-benchmark stake in Imperial Oil (+123%). Avoiding Intel, a benchmark component that returned -10%, also helped relative performance. In contrast, the primary detractor from performance versus the benchmark was an underweighting in real estate, followed by weak picks in energy. Also hurting the fund's relative performance was an underweighting in the financials sector, primarily within the diversified financials industry. Lastly, the fund's position in cash was a notable detractor. Conversely, a non-benchmark stake in Samsung Electronics was the fund's largest individual relative detractor, due to its -16% result. Also hindering performance was our outsized stake in Amgen, which returned -3%. Avoiding Berkshire Hathaway, a benchmark component that gained approximately 37%, also hurt relative performance. Notable changes in positioning include reduced exposure to the consumer discretionary sector and a higher allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2022

% of fund's net assets
JPMorgan Chase & Co.	3.2
Bank of America Corp.	2.9
Wells Fargo & Co.	2.6
UnitedHealth Group, Inc.	2.5
Exxon Mobil Corp.	2.3
Johnson & Johnson	2.2
Danaher Corp.	2.1
Procter & Gamble Co.	2.1
Cisco Systems, Inc.	1.7
Bristol-Myers Squibb Co.	1.7
23.3

Top Five Market Sectors as of January 31, 2022

% of fund's net assets
Financials	20.3
Health Care	17.8
Information Technology	10.8
Industrials	10.5
Consumer Staples	8.6

Asset Allocation (% of fund's net assets)

As of January 31, 2022*
Stocks	99.8%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments – 18.4%

Schedule of Investments January 31, 2022

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.	695,382	$17,732
Verizon Communications, Inc.	777,185	41,370
		59,102
Entertainment - 1.5%
The Walt Disney Co. (a)	835,340	119,429
Interactive Media & Services - 1.3%
Alphabet, Inc. Class A (a)	38,247	103,499
Media - 3.2%
Comcast Corp. Class A	2,397,927	119,872
Interpublic Group of Companies, Inc.	1,780,860	63,292
Shaw Communications, Inc. Class B	680,784	20,293
WPP PLC	2,826,603	44,323
		247,780
Wireless Telecommunication Services - 0.9%
Rogers Communications, Inc. Class B (non-vtg.)	143,054	7,255
T-Mobile U.S., Inc. (a)	613,817	66,397
		73,652

TOTAL COMMUNICATION SERVICES		603,462

CONSUMER DISCRETIONARY - 6.0%
Hotels, Restaurants & Leisure - 1.3%
McDonald's Corp.	377,944	98,058
Household Durables - 0.5%
Tempur Sealy International, Inc.	1,031,592	41,068
Internet & Direct Marketing Retail - 0.2%
eBay, Inc.	293,829	17,650
Multiline Retail - 1.4%
Kohl's Corp. (b)	744,222	44,437
Nordstrom, Inc. (a)(b)	460,069	10,352
Target Corp.	261,180	57,572
		112,361
Specialty Retail - 1.9%
Best Buy Co., Inc.	209,543	20,803
Burlington Stores, Inc. (a)	148,580	35,203
Dick's Sporting Goods, Inc.	218,941	25,266
Lowe's Companies, Inc.	103,954	24,673
The Home Depot, Inc.	62,755	23,030
TJX Companies, Inc.	292,088	21,022
		149,997
Textiles, Apparel & Luxury Goods - 0.7%
PVH Corp.	214,751	20,403
Tapestry, Inc.	923,703	35,055
		55,458

TOTAL CONSUMER DISCRETIONARY		474,592

CONSUMER STAPLES - 8.6%
Beverages - 2.4%
Diageo PLC	812,334	40,992
Keurig Dr. Pepper, Inc.	1,616,021	61,328
The Coca-Cola Co.	1,456,175	88,841
		191,161
Food & Staples Retailing - 2.1%
Albertsons Companies, Inc.	201,700	5,678
BJ's Wholesale Club Holdings, Inc. (a)	490,037	30,123
Costco Wholesale Corp.	80,157	40,490
Walmart, Inc.	664,041	92,840
		169,131
Food Products - 2.0%
Bunge Ltd.	269,072	26,600
Lamb Weston Holdings, Inc.	459,047	29,475
Mondelez International, Inc.	1,138,497	76,313
Nestle SA (Reg. S)	164,056	21,186
		153,574
Household Products - 2.1%
Procter & Gamble Co.	1,010,815	162,185

TOTAL CONSUMER STAPLES		676,051

ENERGY - 7.1%
Oil, Gas & Consumable Fuels - 7.1%
Canadian Natural Resources Ltd.	1,073,303	54,596
ConocoPhillips Co.	661,436	58,616
Enterprise Products Partners LP	1,617,921	38,248
Exxon Mobil Corp.	2,370,785	180,085
Hess Corp.	312,500	28,841
Imperial Oil Ltd.	1,205,598	49,328
Phillips 66 Co.	501,539	42,525
Suncor Energy, Inc.	2,357,442	67,358
Thungela Resources Ltd. (a)	60,989	365
Valero Energy Corp.	525,207	43,576
		563,538
FINANCIALS - 20.3%
Banks - 13.5%
Bank of America Corp.	5,038,714	232,486
Citigroup, Inc.	1,533,572	99,866
Huntington Bancshares, Inc.	3,258,775	49,077
JPMorgan Chase & Co.	1,718,380	255,348
M&T Bank Corp.	623,042	105,531
PNC Financial Services Group, Inc.	599,648	123,521
Wells Fargo & Co.	3,742,798	201,363
		1,067,192
Capital Markets - 1.7%
BlackRock, Inc. Class A	82,185	67,633
KKR & Co. LP	906,977	64,540
		132,173
Consumer Finance - 1.4%
Capital One Financial Corp.	774,096	113,583
Insurance - 3.7%
American Financial Group, Inc.	328,920	42,852
American International Group, Inc.	553,352	31,956
Chubb Ltd.	399,361	78,786
Hartford Financial Services Group, Inc.	569,829	40,954
Old Republic International Corp.	1,334,404	34,201
The Travelers Companies, Inc.	350,872	58,308
		287,057

TOTAL FINANCIALS		1,600,005

HEALTH CARE - 17.8%
Biotechnology - 2.4%
AbbVie, Inc.	664,090	90,907
Amgen, Inc.	439,415	99,809
		190,716
Health Care Providers & Services - 3.4%
Cigna Corp.	291,867	67,264
UnitedHealth Group, Inc.	414,161	195,720
		262,984
Life Sciences Tools & Services - 2.1%
Danaher Corp.	578,224	165,251
Pharmaceuticals - 9.9%
AstraZeneca PLC (United Kingdom)	662,616	77,081
Bristol-Myers Squibb Co.	2,012,635	130,600
Eli Lilly & Co.	512,480	125,757
Johnson & Johnson	1,014,228	174,741
Merck & Co., Inc.	1,077,200	87,770
Roche Holding AG (participation certificate)	207,032	80,121
Sanofi SA	1,014,804	106,110
		782,180

TOTAL HEALTH CARE		1,401,131

INDUSTRIALS - 10.5%
Aerospace & Defense - 1.9%
Huntington Ingalls Industries, Inc.	88,500	16,567
Northrop Grumman Corp.	179,393	66,357
The Boeing Co. (a)	344,721	69,027
		151,951
Air Freight & Logistics - 1.4%
Deutsche Post AG	566,658	34,102
United Parcel Service, Inc. Class B	375,789	75,988
		110,090
Building Products - 0.8%
Johnson Controls International PLC	845,015	61,407
Electrical Equipment - 0.8%
AMETEK, Inc.	464,267	63,498
Industrial Conglomerates - 2.4%
General Electric Co.	887,720	83,872
Hitachi Ltd.	337,900	17,563
Roper Technologies, Inc.	148,046	64,720
Siemens AG	123,435	19,598
		185,753
Machinery - 2.4%
Crane Co.	233,384	24,158
Fortive Corp.	514,467	36,291
ITT, Inc.	464,254	42,674
Nordson Corp.	143,148	33,288
Otis Worldwide Corp.	636,732	54,396
		190,807
Marine - 0.2%
A.P. Moller - Maersk A/S Series B	3,867	13,891
Trading Companies & Distributors - 0.3%
Watsco, Inc.	80,640	22,786
Transportation Infrastructure - 0.3%
Aena SME SA (a)(c)	155,900	25,191

TOTAL INDUSTRIALS		825,374

INFORMATION TECHNOLOGY - 10.8%
Communications Equipment - 1.7%
Cisco Systems, Inc.	2,499,354	139,139
IT Services - 2.6%
Accenture PLC Class A	178,900	63,255
Amdocs Ltd.	1,051,056	79,765
Genpact Ltd.	898,351	44,693
Visa, Inc. Class A	82,653	18,694
		206,407
Semiconductors & Semiconductor Equipment - 2.8%
NXP Semiconductors NV	447,350	91,904
Qualcomm, Inc.	259,517	45,613
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	660,376	80,982
		218,499
Software - 2.2%
Microsoft Corp.	364,242	113,272
NortonLifeLock, Inc.	861,814	22,416
Open Text Corp.	771,790	36,940
		172,628
Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	278,556	48,686
Samsung Electronics Co. Ltd.	1,081,010	67,229
		115,915

TOTAL INFORMATION TECHNOLOGY		852,588

MATERIALS - 3.0%
Chemicals - 1.2%
Linde PLC	271,882	86,643
Nutrien Ltd.	71,800	5,015
		91,658
Containers & Packaging - 1.4%
Crown Holdings, Inc.	545,948	62,456
Packaging Corp. of America	326,900	49,241
		111,697
Metals & Mining - 0.4%
Anglo American PLC (United Kingdom)	566,977	24,995
Lundin Mining Corp.	871,700	7,262
		32,257

TOTAL MATERIALS		235,612

REAL ESTATE - 2.3%
Equity Real Estate Investment Trusts (REITs) - 2.3%
American Tower Corp.	186,177	46,824
Lamar Advertising Co. Class A	754,697	83,590
Public Storage	145,624	52,211
		182,625
UTILITIES - 5.7%
Electric Utilities - 2.9%
Exelon Corp.	984,336	57,042
NextEra Energy, Inc.	1,368,126	106,878
NRG Energy, Inc.	1,090,709	43,552
PG&E Corp. (a)	1,354,272	17,321
		224,793
Independent Power and Renewable Electricity Producers - 0.5%
Vistra Corp.	1,884,922	41,110
Multi-Utilities - 2.3%
Ameren Corp.	432,496	38,380
CenterPoint Energy, Inc.	1,333,966	37,831
Dominion Energy, Inc.	824,648	66,516
WEC Energy Group, Inc.	425,090	41,251
		183,978

TOTAL UTILITIES		449,881

TOTAL COMMON STOCKS
(Cost $5,207,653)		7,864,859

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (d)(e)(f)
(Cost $22,679)	22,678,929	5,883

Money Market Funds - 0.3%
Fidelity Cash Central Fund 0.08% (g)	10,394,431	10,397
Fidelity Securities Lending Cash Central Fund 0.08% (g)(h)	12,158,984	12,160
TOTAL MONEY MARKET FUNDS
(Cost $22,557)		22,557
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $5,252,889)		7,893,299
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(12,162)
NET ASSETS - 100%		$7,881,137

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,191,000 or 0.3% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,883,000 or 0.1% of net assets.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$22,679

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$137,942	$494,707	$622,252	$83	$--	$--	$10,397	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	19,580	697,223	704,643	69	--	--	12,160	0.0%
Total	$157,522	$1,191,930	$1,326,895	$152	$--	$--	$22,557

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$603,462	$559,139	$44,323	$--
Consumer Discretionary	474,592	474,592	--	--
Consumer Staples	676,051	613,873	62,178	--
Energy	563,538	563,173	365	--
Financials	1,600,005	1,600,005	--	--
Health Care	1,401,131	1,137,819	263,312	--
Industrials	825,374	715,029	110,345	--
Information Technology	852,588	785,359	67,229	--
Materials	235,612	210,617	24,995	--
Real Estate	182,625	182,625	--	--
Utilities	449,881	449,881	--	--
Other	5,883	--	--	5,883
Money Market Funds	22,557	22,557	--	--
Total Investments in Securities:	$7,893,299	$7,314,669	$572,747	$5,883

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.6%
Canada	3.3%
Ireland	2.7%
Switzerland	2.3%
United Kingdom	1.8%
France	1.3%
Netherlands	1.2%
Taiwan	1.0%
Bailiwick of Guernsey	1.0%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		January 31, 2022
Assets
Investment in securities, at value (including securities loaned of $11,822) — See accompanying schedule: Unaffiliated issuers (cost $5,230,332)	$7,870,742
Fidelity Central Funds (cost $22,557)	22,557
Total Investment in Securities (cost $5,252,889)		$7,893,299
Restricted cash		426
Receivable for fund shares sold		5,262
Dividends receivable		8,110
Distributions receivable from Fidelity Central Funds		1
Prepaid expenses		6
Other receivables		820
Total assets		7,907,924
Liabilities
Payable for investments purchased	$5,652
Payable for fund shares redeemed	4,084
Accrued management fee	2,806
Other affiliated payables	827
Other payables and accrued expenses	1,258
Collateral on securities loaned	12,160
Total liabilities		26,787
Net Assets		$7,881,137
Net Assets consist of:
Paid in capital		$5,261,435
Total accumulated earnings (loss)		2,619,702
Net Assets		$7,881,137
Net Asset Value and Maximum Offering Price
Equity-Income:
Net Asset Value, offering price and redemption price per share ($7,162,591 ÷ 103,546 shares)		$69.17
Class K:
Net Asset Value, offering price and redemption price per share ($718,546 ÷ 10,397 shares)		$69.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended January 31, 2022
Investment Income
Dividends		$165,844
Income from Fidelity Central Funds (including $69 from security lending)		152
Total income		165,996
Expenses
Management fee	$32,731
Transfer agent fees	8,973
Accounting fees	1,192
Custodian fees and expenses	139
Independent trustees' fees and expenses	28
Registration fees	119
Audit	93
Legal	17
Miscellaneous	30
Total expenses before reductions	43,322
Expense reductions	(176)
Total expenses after reductions		43,146
Net investment income (loss)		122,850
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	592,149
Foreign currency transactions	(622)
Total net realized gain (loss)		591,527
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	851,046
Assets and liabilities in foreign currencies	(115)
Total change in net unrealized appreciation (depreciation)		850,931
Net gain (loss)		1,442,458
Net increase (decrease) in net assets resulting from operations		$1,565,308

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2022	Year ended January 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$122,850	$100,292
Net realized gain (loss)	591,527	200,391
Change in net unrealized appreciation (depreciation)	850,931	156,037
Net increase (decrease) in net assets resulting from operations	1,565,308	456,720
Distributions to shareholders	(746,840)	(219,443)
Share transactions - net increase (decrease)	467,705	191,539
Total increase (decrease) in net assets	1,286,173	428,816
Net Assets
Beginning of period	6,594,964	6,166,148
End of period	$7,881,137	$6,594,964

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Equity-Income Fund

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$61.74	$59.36	$54.70	$63.45	$57.76
Income from Investment Operations
Net investment income (loss)A,B	1.12	.97	1.19	1.44	1.30
Net realized and unrealized gain (loss)	13.26	3.52	7.81	(5.22)	8.52
Total from investment operations	14.38	4.49	9.00	(3.78)	9.82
Distributions from net investment income	(1.09)	(.94)	(1.10)	(1.39)	(1.20)C
Distributions from net realized gain	(5.86)	(1.17)	(3.24)	(3.58)	(2.93)C
Total distributions	(6.95)	(2.11)	(4.34)	(4.97)	(4.13)
Net asset value, end of period	$69.17	$61.74	$59.36	$54.70	$63.45
Total ReturnD	23.70%	7.93%	16.69%	(5.91)%	17.57%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.57%	.60%	.60%	.61%	.61%
Expenses net of fee waivers, if any	.57%	.60%	.60%	.61%	.61%
Expenses net of all reductions	.57%	.59%	.60%	.60%	.61%
Net investment income (loss)	1.59%	1.75%	2.04%	2.50%	2.18%
Supplemental Data
Net assets, end of period (in millions)	$7,163	$5,940	$5,378	$5,016	$5,921
Portfolio turnover rateG	27%H	50%H	32%H	24%H	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Equity-Income Fund Class K

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$61.69	$59.31	$54.67	$63.41	$57.73
Income from Investment Operations
Net investment income (loss)A,B	1.17	1.02	1.24	1.51	1.36
Net realized and unrealized gain (loss)	13.26	3.52	7.80	(5.22)	8.51
Total from investment operations	14.43	4.54	9.04	(3.71)	9.87
Distributions from net investment income	(1.15)	(.99)	(1.16)	(1.45)	(1.26)C
Distributions from net realized gain	(5.86)	(1.17)	(3.24)	(3.58)	(2.93)C
Total distributions	(7.01)	(2.16)	(4.40)	(5.03)	(4.19)
Net asset value, end of period	$69.11	$61.69	$59.31	$54.67	$63.41
Total ReturnD	23.80%	8.04%	16.77%	(5.81)%	17.68%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.49%	.50%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.48%	.50%	.51%	.51%	.51%
Expenses net of all reductions	.48%	.50%	.50%	.50%	.51%
Net investment income (loss)	1.67%	1.84%	2.13%	2.60%	2.28%
Supplemental Data
Net assets, end of period (in millions)	$719	$655	$788	$807	$1,623
Portfolio turnover rateG	27%H	50%H	32%H	24%H	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2022
(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Equity-Income Fund	$748

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,718,597
Gross unrealized depreciation	(88,439)
Net unrealized appreciation (depreciation)	$2,630,158
Tax Cost	$5,263,141

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,965
Net unrealized appreciation (depreciation) on securities and other investments	$2,615,288

The tax character of distributions paid was as follows:

	January 31, 2022	January 31, 2021
Ordinary Income	$247,144	$ 96,353
Long-term Capital Gains	499,696	123,090
Total	$746,840	$ 219,443

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Equity-Income Fund	6,309.08

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Equity-Income Fund	2,057,691	2,049,037

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Equity-Income Fund	415	13,022	29,474	Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Equity-Income Fund	20	379	1,116	Class K

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Equity-Income	$8,667.12
Class K	306.04
	$8,973

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Equity-Income Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Equity-Income Fund	$48

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Equity-Income Fund	Borrower	$3,294.32%		$-*

* In the amount of less than five hundred dollars.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Equity-Income Fund	159,953	110,210	23,261

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Equity-Income Fund	$13

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Equity-Income Fund	$5	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by an amount of less than five hundred dollars.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $176.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2022	Year ended January 31, 2021
Fidelity Equity-Income Fund
Distributions to shareholders
Equity-Income	$675,848	$194,422
Class K	70,992	25,021
Total	$746,840	$219,443

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2022	Year ended January 31, 2021	Year ended January 31, 2022	Year ended January 31, 2021
Fidelity Equity-Income Fund
Equity-Income
Shares sold	11,099	16,474	$772,207	$933,030
Reinvestment of distributions	9,259	3,211	632,363	182,273
Shares redeemed	(13,025)	(14,077)	(916,774)	(770,384)
Net increase (decrease)	7,333	5,608	$487,796	$344,919
Class K
Shares sold	2,249	2,059	$156,189	$115,985
Reinvestment of distributions	1,041	445	70,992	25,021
Shares redeemed	(3,504)	(5,183)	(247,272)	(294,386)
Net increase (decrease)	(214)	(2,679)	$(20,091)	$(153,380)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Equity-Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Equity-Income Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the “Fund”) as of January 31, 2022, the related statement of operations for the year ended January 31, 2022, the statement of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2022 and the financial highlights for each of the five years in the period ended January 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 16, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2021 to January 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses Paid During Period-B August 1, 2021 to January 31, 2022
Fidelity Equity-Income Fund
Equity-Income	.56%
Actual		$1,000.00	$1,046.20	$2.89
Hypothetical-C		$1,000.00	$1,022.38	$2.85
Class K	.48%
Actual		$1,000.00	$1,046.60	$2.48
Hypothetical-C		$1,000.00	$1,022.79	$2.45

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2022, $395,345,021, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100.00% of the short-term capital gain dividends distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Equity-Income designates 64%, 52%, 52%, and 52%; and Class K designates 61%, 49%, 49%, and 51%; of the dividends distributed in April, July, October, and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Equity-Income designates 71%, 61%, 61%, and 61%; and Class K designates 67%, 58%, 58%, and 60%; of the dividends distributed in April, July, October, and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Equity-Income and Class K designates 2% of the dividend distributed in April, July, October, and December, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

EQU-ANN-0422
1.471443.125

Fidelity® Series All-Sector Equity Fund

Fidelity® Series Stock Selector Large Cap Value Fund

Fidelity® Series Value Discovery Fund

Annual Report

January 31, 2022

Contents

Note to Shareholders
Fidelity® Series All-Sector Equity Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Stock Selector Large Cap Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Value Discovery Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Reports of Independent Registered Accounting Firms
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Series All-Sector Equity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series All-Sector Equity Fund	20.53%	17.30%	15.48%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series All-Sector Equity Fund on January 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Index performed over the same period.

Period Ending Values
$42,185	Fidelity® Series All-Sector Equity Fund
$41,591	Russell 1000® Index

Fidelity® Series All-Sector Equity Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 23.29% for the 12 months ending January 31, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021, driven by improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market in January, with stocks sliding (-5.17%) as investors digested the Fed’s accelerated plan to hike interest rates amid soaring inflation, growing geopolitical tension and persistent coronavirus concerns. The January pullback – the largest opening-month decline since 2009 – was most sharply felt in more-speculative stocks, while fundamentally sound equities held steadier for the 12 months.

Comments from Co-Managers Becky Baker, Matthew Drukker and Ashley Fernandes:  For the fiscal year ending January 31, 2022, the fund gained 20.53%, roughly in line with the 20.32% advance of the S&P-Russell 1000 Composite Blend 4/1/2013 Index, as well as the broad-based Russell 1000® Index. Versus the Composite index, security selection was the primary contributor, especially in the financials, communication services and materials sectors. The fund's top individual relative contributor was an overweighting in Jabil, which gained roughly 50% the past year. The company was among the fund's largest holdings this period. Also boosting our relative result was an outsized stake in Capital One Financial, which gained 44%. We reduced our position the past 12 months. Another notable relative contributor was an overweighting in Wells Fargo (+83%). Conversely, the primary detractor from performance versus the benchmark was stock selection in industrials. The fund's biggest individual detractor was an outsized stake in Sunrun, which returned approximately -62% the past year. We decreased our stake in this company. Also hampering performance was an overweighting in Nielsen Holdings, which returned about -15%, and an overweighting in Las Vegas Sands, which returned -27% for the year. Las Vegas Sands was not held at period end. Lastly, we'll note that the fund's position in cash detracted the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On January 1, 2022, Chip Perrone came off the fund, leaving Melissa Reilly as sole manager of the fund's consumer discretionary sleeve. On January 18, 2022, Matt Drukker and Becky Baker assumed co-management responsibilities for the fund. Becky assumed management responsibilities for the fund's information technology sleeve, and Matt assumed management responsibilities for the fund's communication services sleeve, both succeeding Brian Lempel.

Fidelity® Series All-Sector Equity Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2022

% of fund's net assets
Microsoft Corp.	6.1
Apple, Inc.	5.8
Amazon.com, Inc.	3.7
Alphabet, Inc. Class A	2.1
Meta Platforms, Inc. Class A	2.0
Alphabet, Inc. Class C	1.9
Tesla, Inc.	1.8
UnitedHealth Group, Inc.	1.6
NVIDIA Corp.	1.5
Exxon Mobil Corp.	1.4
27.9

Top Five Market Sectors as of January 31, 2022

% of fund's net assets
Information Technology	27.4
Health Care	12.7
Consumer Discretionary	11.3
Financials	11.3
Communication Services	9.2

Asset Allocation (% of fund's net assets)

As of January 31, 2022*
Stocks and Equity Futures	97.9%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

 * Foreign investments - 4.3%

Fidelity® Series All-Sector Equity Fund

Schedule of Investments January 31, 2022

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
COMMUNICATION SERVICES - 9.2%
Diversified Telecommunication Services - 0.1%
AT&T, Inc.	133,150	$3,395,325
Entertainment - 1.4%
Activision Blizzard, Inc.	129,111	10,201,060
Cinemark Holdings, Inc. (a)(b)	208,700	3,151,370
Lions Gate Entertainment Corp. Class B (a)	139,100	2,028,078
Netflix, Inc. (a)	19,110	8,162,645
Spotify Technology SA (a)	15,670	3,075,394
Take-Two Interactive Software, Inc. (a)	16,100	2,629,774
The Walt Disney Co. (a)	108,087	15,453,198
World Wrestling Entertainment, Inc. Class A (b)	44,300	2,212,342
Zynga, Inc. (a)	591,600	5,365,812
		52,279,673
Interactive Media & Services - 6.4%
Alphabet, Inc.:
Class A (a)	28,320	76,635,902
Class C (a)	25,866	70,199,548
Angi, Inc. (a)(b)	226,100	1,939,938
Cars.com, Inc. (a)	58,200	906,756
IAC (a)	6,780	925,741
Meta Platforms, Inc. Class A (a)	241,040	75,508,190
NerdWallet, Inc.	237,400	3,591,862
Snap, Inc. Class A (a)	158,320	5,151,733
Zoominfo Technologies, Inc. (a)	67,830	3,585,494
		238,445,164
Media - 0.7%
Altice U.S.A., Inc. Class A (a)	111,730	1,611,147
Comcast Corp. Class A	307,138	15,353,829
DISH Network Corp. Class A (a)	19,600	615,440
Liberty Broadband Corp. Class A (a)	35,900	5,253,965
Liberty Media Corp. Liberty Media Class A (a)	8,239	451,497
News Corp. Class A	130,500	2,902,320
		26,188,198
Wireless Telecommunication Services - 0.6%
T-Mobile U.S., Inc. (a)	178,552	19,313,970

TOTAL COMMUNICATION SERVICES		339,622,330

CONSUMER DISCRETIONARY - 11.3%
Automobiles - 1.9%
General Motors Co. (a)	76,400	4,028,572
Rivian Automotive, Inc. (b)	24,700	1,623,778
Tesla, Inc. (a)	71,600	67,069,152
		72,721,502
Distributors - 0.1%
Pool Corp.	8,500	4,048,125
Hotels, Restaurants & Leisure - 1.2%
Booking Holdings, Inc. (a)	9,890	24,291,126
Caesars Entertainment, Inc. (a)	72,700	5,535,378
Dutch Bros, Inc. (b)	20,000	1,043,000
Marriott International, Inc. Class A (a)	61,500	9,908,880
Planet Fitness, Inc. (a)	37,200	3,297,408
Sweetgreen, Inc. Class A (b)	5,400	163,350
		44,239,142
Household Durables - 0.2%
D.R. Horton, Inc.	78,300	6,985,926
Internet & Direct Marketing Retail - 3.7%
Amazon.com, Inc. (a)	45,921	137,371,294
Multiline Retail - 0.7%
Dollar General Corp.	6,457	1,346,155
Dollar Tree, Inc. (a)	72,747	9,545,861
Ollie's Bargain Outlet Holdings, Inc. (a)	25,000	1,198,500
Target Corp.	61,200	13,490,316
		25,580,832
Specialty Retail - 2.4%
AutoZone, Inc. (a)	2,600	5,164,510
Burlington Stores, Inc. (a)	25,260	5,984,852
Floor & Decor Holdings, Inc. Class A (a)	37,600	4,087,872
Signet Jewelers Ltd.	24,800	2,136,024
The Home Depot, Inc.	139,779	51,296,097
TJX Companies, Inc.	210,396	15,142,200
Ulta Beauty, Inc. (a)	10,800	3,928,392
		87,739,947
Textiles, Apparel & Luxury Goods - 1.1%
Capri Holdings Ltd. (a)	22,000	1,321,540
NIKE, Inc. Class B	186,300	27,585,441
Ralph Lauren Corp.	49,900	5,530,916
Tapestry, Inc.	200,300	7,601,385
		42,039,282

TOTAL CONSUMER DISCRETIONARY		420,726,050

CONSUMER STAPLES - 5.3%
Beverages - 2.0%
Boston Beer Co., Inc. Class A (a)	3,842	1,616,829
Constellation Brands, Inc. Class A (sub. vtg.)	50,584	12,026,346
Duckhorn Portfolio, Inc. (a)	27,339	545,686
Keurig Dr. Pepper, Inc.	122,030	4,631,039
Monster Beverage Corp. (a)	92,205	7,996,018
PepsiCo, Inc.	137,960	23,938,819
The Coca-Cola Co.	391,926	23,911,405
		74,666,142
Food & Staples Retailing - 1.3%
Albertsons Companies, Inc.	107,200	3,017,680
BJ's Wholesale Club Holdings, Inc. (a)	25,404	1,561,584
Costco Wholesale Corp.	38,172	19,281,822
Grocery Outlet Holding Corp. (a)	29,540	749,725
U.S. Foods Holding Corp. (a)	46,473	1,638,638
Walgreens Boots Alliance, Inc.	78,995	3,930,791
Walmart, Inc.	133,097	18,608,292
		48,788,532
Food Products - 0.6%
Bunge Ltd.	23,109	2,284,556
Darling Ingredients, Inc. (a)	27,362	1,744,875
Freshpet, Inc. (a)	11,976	1,114,127
McCormick & Co., Inc. (non-vtg.)	39,103	3,922,422
Mondelez International, Inc.	207,118	13,883,120
Sovos Brands, Inc.	30,955	454,110
TreeHouse Foods, Inc. (a)	24,100	933,393
		24,336,603
Household Products - 1.0%
Procter & Gamble Co.	240,387	38,570,094
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	19,571	6,102,042
The Honest Co., Inc.	20,300	131,747
		6,233,789
Tobacco - 0.2%
Altria Group, Inc.	114,927	5,847,486

TOTAL CONSUMER STAPLES		198,442,646

ENERGY - 3.2%
Energy Equipment & Services - 0.4%
Baker Hughes Co. Class A	90,000	2,469,600
Halliburton Co.	374,500	11,512,130
Schlumberger Ltd.	60,600	2,367,642
		16,349,372
Oil, Gas & Consumable Fuels - 2.8%
ConocoPhillips Co.	89,000	7,887,180
Exxon Mobil Corp.	697,524	52,983,923
Hess Corp.	205,800	18,993,282
Murphy Oil Corp.	198,564	6,274,622
Phillips 66 Co.	87,700	7,436,083
Targa Resources Corp.	68,100	4,023,348
Valero Energy Corp.	64,200	5,326,674
		102,925,112

TOTAL ENERGY		119,274,484

FINANCIALS - 11.3%
Banks - 5.2%
Bank of America Corp.	1,019,802	47,053,664
Citizens Financial Group, Inc.	228,403	11,755,902
Comerica, Inc.	42,828	3,973,582
JPMorgan Chase & Co.	224,292	33,329,791
M&T Bank Corp.	40,003	6,775,708
PNC Financial Services Group, Inc.	87,803	18,086,540
Signature Bank	26,579	8,096,761
SVB Financial Group (a)	9,157	5,346,772
U.S. Bancorp	120,900	7,035,171
Wells Fargo & Co.	984,828	52,983,746
		194,437,637
Capital Markets - 2.9%
Bank of New York Mellon Corp.	446,283	26,446,731
BlackRock, Inc. Class A	20,778	17,099,047
Cboe Global Markets, Inc.	30,859	3,657,717
CME Group, Inc.	29,729	6,822,806
Goldman Sachs Group, Inc.	12,145	4,307,589
Intercontinental Exchange, Inc.	147,143	18,637,132
Morgan Stanley	129,192	13,247,348
State Street Corp.	137,849	13,026,731
StepStone Group, Inc. Class A	45,642	1,597,926
Virtu Financial, Inc. Class A	93,916	2,904,822
		107,747,849
Consumer Finance - 0.6%
Ally Financial, Inc.	74,800	3,569,456
American Express Co.	41,464	7,456,056
Capital One Financial Corp.	82,543	12,111,534
		23,137,046
Insurance - 2.4%
American International Group, Inc.	96,716	5,585,349
Arch Capital Group Ltd. (a)	125,684	5,821,683
Arthur J. Gallagher & Co.	66,211	10,457,365
Chubb Ltd.	12,000	2,367,360
Hartford Financial Services Group, Inc.	236,100	16,968,507
Marsh & McLennan Companies, Inc.	76,325	11,726,573
Reinsurance Group of America, Inc.	28,000	3,215,240
The Travelers Companies, Inc.	200,776	33,364,956
		89,507,033
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp.	365,425	5,547,152

TOTAL FINANCIALS		420,376,717

HEALTH CARE - 12.7%
Biotechnology - 1.4%
Amgen, Inc.	56,903	12,924,947
Blueprint Medicines Corp. (a)	27,400	2,112,540
Horizon Therapeutics PLC (a)	183,700	17,144,721
Regeneron Pharmaceuticals, Inc. (a)	31,100	18,927,149
		51,109,357
Health Care Equipment & Supplies - 3.7%
Abbott Laboratories	276,900	35,293,674
Boston Scientific Corp. (a)	590,210	25,320,009
DexCom, Inc. (a)	16,800	7,232,064
Envista Holdings Corp. (a)	226,000	9,772,240
Intuitive Surgical, Inc. (a)	66,600	18,926,388
ResMed, Inc.	50,800	11,612,880
Stryker Corp.	112,700	27,955,235
		136,112,490
Health Care Providers & Services - 3.2%
AmerisourceBergen Corp.	126,800	17,270,160
Guardant Health, Inc. (a)	21,700	1,509,235
HCA Holdings, Inc.	66,400	15,939,320
Humana, Inc.	22,900	8,988,250
Option Care Health, Inc. (a)	213,900	4,998,843
Surgery Partners, Inc. (a)	276,462	11,796,634
UnitedHealth Group, Inc.	128,200	60,583,474
		121,085,916
Health Care Technology - 0.3%
Health Catalyst, Inc. (a)	83,915	2,504,863
Veeva Systems, Inc. Class A (a)	31,300	7,403,702
		9,908,565
Life Sciences Tools & Services - 1.5%
Avantor, Inc. (a)	398,700	14,883,471
Thermo Fisher Scientific, Inc.	70,800	41,156,040
		56,039,511
Pharmaceuticals - 2.6%
Bristol-Myers Squibb Co.	518,800	33,664,932
Eli Lilly & Co.	114,566	28,113,351
Royalty Pharma PLC	302,100	12,087,021
Zoetis, Inc. Class A	110,800	22,136,732
		96,002,036

TOTAL HEALTH CARE		470,257,875

INDUSTRIALS - 8.8%
Aerospace & Defense - 3.3%
General Dynamics Corp.	95,300	20,213,130
Lockheed Martin Corp.	50,800	19,767,804
Northrop Grumman Corp.	52,000	19,234,800
Raytheon Technologies Corp.	305,548	27,557,374
The Boeing Co. (a)	183,000	36,643,920
		123,417,028
Air Freight & Logistics - 0.5%
FedEx Corp.	48,599	11,948,550
United Parcel Service, Inc. Class B	32,800	6,632,488
		18,581,038
Construction & Engineering - 0.4%
AECOM	220,700	15,256,991
Electrical Equipment - 0.8%
Array Technologies, Inc. (a)	124,500	1,312,230
Fluence Energy, Inc. (b)	34,700	648,890
Sensata Technologies, Inc. PLC (a)	391,639	22,464,413
Shoals Technologies Group, Inc.	61,236	1,032,439
Sunrun, Inc. (a)	110,195	2,857,356
		28,315,328
Industrial Conglomerates - 0.8%
3M Co.	41,100	6,823,422
General Electric Co.	217,889	20,586,153
Honeywell International, Inc.	19,700	4,028,256
		31,437,831
Machinery - 1.0%
Allison Transmission Holdings, Inc.	547,900	20,814,721
Caterpillar, Inc.	84,300	16,991,508
Flowserve Corp.	25,512	832,201
		38,638,430
Marine - 0.5%
Kirby Corp. (a)	259,000	16,881,620
Professional Services - 0.7%
Nielsen Holdings PLC	1,475,284	27,823,856
Road & Rail - 0.8%
CSX Corp.	47,700	1,632,294
Norfolk Southern Corp.	56,318	15,317,933
Uber Technologies, Inc. (a)	294,560	11,016,544
		27,966,771

TOTAL INDUSTRIALS		328,318,893

INFORMATION TECHNOLOGY - 27.3%
Communications Equipment - 0.0%
Lumentum Holdings, Inc. (a)	12,500	1,268,500
Electronic Equipment & Components - 1.6%
Avnet, Inc.	19,200	774,912
Corning, Inc.	900	37,836
Flex Ltd. (a)	511,600	8,277,688
Jabil, Inc.	802,484	49,344,741
		58,435,177
IT Services - 5.2%
Accenture PLC Class A	90,900	32,140,422
Block, Inc. Class A (a)	136,800	16,729,272
Cloudflare, Inc. (a)	23,800	2,294,320
Cognizant Technology Solutions Corp. Class A	107,880	9,215,110
DXC Technology Co. (a)	468,700	14,098,496
EPAM Systems, Inc. (a)	13,900	6,618,346
ExlService Holdings, Inc. (a)	41,300	4,977,476
FleetCor Technologies, Inc. (a)	3,100	738,606
Genpact Ltd.	800	39,800
Globant SA (a)	29,200	7,451,256
MasterCard, Inc. Class A	104,100	40,222,158
MongoDB, Inc. Class A (a)	33,200	13,449,652
Okta, Inc. (a)	48,000	9,498,720
Paymentus Holdings, Inc. (a)	354,200	9,308,376
Snowflake Computing, Inc. (a)	23,600	6,511,240
Twilio, Inc. Class A (a)	64,500	13,294,740
Visa, Inc. Class A	36,700	8,300,439
		194,888,429
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Micro Devices, Inc. (a)	7,812	892,521
Applied Materials, Inc.	57,000	7,876,260
Enphase Energy, Inc. (a)	11,600	1,629,452
First Solar, Inc. (a)	9,500	744,610
Lam Research Corp.	5,030	2,967,298
Marvell Technology, Inc.	220,800	15,765,120
Microchip Technology, Inc.	233,330	18,078,408
Micron Technology, Inc.	103,160	8,486,973
NVIDIA Corp.	223,720	54,780,079
NXP Semiconductors NV	59,000	12,120,960
onsemi (a)	313,968	18,524,112
Semtech Corp. (a)	5,600	398,160
Teradyne, Inc.	8,800	1,033,384
Universal Display Corp.	5,600	859,656
Xilinx, Inc.	22,000	4,258,100
		148,415,093
Software - 10.5%
Adobe, Inc. (a)	37,800	20,196,540
Anaplan, Inc. (a)	61,900	2,988,532
Avalara, Inc. (a)	15,500	1,699,110
AvidXchange Holdings, Inc.	26,100	270,396
Bill.Com Holdings, Inc. (a)	28,600	5,382,806
Ceridian HCM Holding, Inc. (a)	11,200	849,184
Confluent, Inc. (b)	70,400	4,603,456
Coupa Software, Inc. (a)	12,800	1,718,656
Crowdstrike Holdings, Inc. (a)	14,000	2,528,960
Datadog, Inc. Class A (a)	101,800	14,873,998
Elastic NV (a)	27,800	2,592,350
Everbridge, Inc. (a)	17,900	915,048
HashiCorp, Inc.	4,900	325,311
HubSpot, Inc. (a)	4,600	2,248,480
Intuit, Inc.	72,165	40,068,173
LivePerson, Inc. (a)	30,361	906,883
Microsoft Corp.	730,200	227,077,601
Momentive Global, Inc. (a)	124,344	2,130,013
NortonLifeLock, Inc.	31,600	821,916
Palo Alto Networks, Inc. (a)	15,300	7,916,220
PTC, Inc. (a)	23,400	2,720,484
Rimini Street, Inc. (a)	47,589	245,083
RingCentral, Inc. (a)	9,500	1,676,655
Salesforce.com, Inc. (a)	124,242	28,902,416
Samsara, Inc.	18,900	342,090
Splunk, Inc. (a)	27,800	3,444,976
SS&C Technologies Holdings, Inc.	13,200	1,054,284
UiPath, Inc. Class A (a)(b)	147,900	5,402,787
VMware, Inc. Class A (a)	15,600	2,004,288
Workday, Inc. Class A (a)	100	25,301
Yext, Inc. (a)	138,331	1,120,481
Zoom Video Communications, Inc. Class A (a)	17,500	2,699,900
		389,752,378
Technology Hardware, Storage & Peripherals - 6.0%
Apple, Inc.	1,229,436	214,880,824
Dell Technologies, Inc. (a)	35,600	2,022,436
HP, Inc.	1,000	36,730
Pure Storage, Inc. Class A (a)	38,200	1,011,918
Western Digital Corp. (a)	88,800	4,594,512
		222,546,420

TOTAL INFORMATION TECHNOLOGY		1,015,305,997

MATERIALS - 2.3%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	20,577	5,805,183
Albemarle Corp. U.S.	18,500	4,083,690
CF Industries Holdings, Inc.	97,700	6,728,599
DuPont de Nemours, Inc.	47,185	3,614,371
Ecolab, Inc.	17,982	3,406,690
International Flavors & Fragrances, Inc.	22,412	2,956,591
Linde PLC	28,086	8,950,446
Olin Corp.	154,500	7,828,515
Sherwin-Williams Co.	10,955	3,138,717
		46,512,802
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	11,939	4,645,704
Vulcan Materials Co.	20,700	3,939,417
		8,585,121
Containers & Packaging - 0.2%
Crown Holdings, Inc.	50,900	5,822,960
Metals & Mining - 0.6%
Freeport-McMoRan, Inc.	483,634	18,000,857
Newmont Corp.	59,400	3,633,498
Reliance Steel & Aluminum Co.	14,569	2,227,309
		23,861,664

TOTAL MATERIALS		84,782,547

REAL ESTATE - 3.2%
Equity Real Estate Investment Trusts (REITs) - 2.7%
Alexandria Real Estate Equities, Inc.	9,800	1,909,432
American Tower Corp.	49,600	12,474,400
Corporate Office Properties Trust (SBI)	93,200	2,354,232
Crown Castle International Corp.	60,100	10,968,851
CubeSmart	87,200	4,424,528
Douglas Emmett, Inc.	103,700	3,237,514
Equity Lifestyle Properties, Inc.	105,200	8,236,108
Essex Property Trust, Inc.	10,600	3,524,500
Invitation Homes, Inc.	248,300	10,423,634
Kilroy Realty Corp.	35,800	2,291,200
Mid-America Apartment Communities, Inc.	30,100	6,221,068
Prologis (REIT), Inc.	77,400	12,137,868
Simon Property Group, Inc.	34,500	5,078,400
Ventas, Inc.	77,900	4,130,258
VICI Properties, Inc.	108,900	3,116,718
Welltower, Inc.	47,300	4,097,599
Weyerhaeuser Co.	137,800	5,571,254
		100,197,564
Real Estate Management & Development - 0.5%
Cushman & Wakefield PLC (a)	135,600	2,846,244
Jones Lang LaSalle, Inc. (a)	55,600	13,943,924
		16,790,168

TOTAL REAL ESTATE		116,987,732

UTILITIES - 2.4%
Electric Utilities - 1.6%
Edison International	62,600	3,930,654
Entergy Corp.	7,900	882,983
Evergy, Inc.	52,100	3,384,416
Exelon Corp.	203,693	11,804,009
FirstEnergy Corp.	148,100	6,214,276
NextEra Energy, Inc.	194,040	15,158,405
PG&E Corp. (a)	645,493	8,255,855
Southern Co.	145,100	10,082,999
		59,713,597
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.	200,000	4,436,000
Vistra Corp.	127,400	2,778,594
		7,214,594
Multi-Utilities - 0.6%
CenterPoint Energy, Inc.	103,790	2,943,484
Dominion Energy, Inc.	76,341	6,157,665
NiSource, Inc.	120,700	3,522,026
Public Service Enterprise Group, Inc.	46,900	3,120,257
Sempra Energy	42,244	5,836,431
		21,579,863

TOTAL UTILITIES		88,508,054

TOTAL COMMON STOCKS
(Cost $2,150,060,814)		3,602,603,325

Preferred Stocks - 0.1%
Convertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.0%
Astera Labs, Inc. Series C (c)(d)	107,300	433,492
GaN Systems, Inc.:
Series F1 (c)(d)	11,470	97,266
Series F2 (c)(d)	6,057	51,363
		582,121
Software - 0.1%
Skyryse, Inc. Series B (c)(d)	37,900	935,371
TOTAL INFORMATION TECHNOLOGY		1,517,492
Nonconvertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Checkr, Inc. Series E (d)	23,302	1,258,308
TOTAL PREFERRED STOCKS
(Cost $2,703,029)		2,775,800
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.19% 4/28/22 (e)
(Cost $939,568)	940,000	939,579

Preferred Securities - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
GaN Systems, Inc. 0% (Cost $268,858)(c)(d)(f)	$268,858	$268,858
	Shares	Value

Money Market Funds - 2.4%
Fidelity Cash Central Fund 0.08% (g)	78,714,100	78,729,843
Fidelity Securities Lending Cash Central Fund 0.08% (g)(h)	10,065,643	10,066,650
TOTAL MONEY MARKET FUNDS
(Cost $88,795,372)		88,796,493
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $2,242,767,641)		3,695,384,055
NET OTHER ASSETS (LIABILITIES) - 0.5%		19,859,240
NET ASSETS - 100%		$3,715,243,295

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	151	March 2022	$34,007,088	$(1,047,992)	$(1,047,992)

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,786,350 or 0.0% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $939,579.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Astera Labs, Inc. Series C	8/24/21	$360,721
GaN Systems, Inc. Series F1	11/30/21	$97,266
GaN Systems, Inc. Series F2	11/30/21	$51,363
GaN Systems, Inc. 0%	11/30/21	$268,858
Skyryse, Inc. Series B	10/21/21	$935,371

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$72,392,381	$1,469,326,921	$1,462,989,058	$37,579	$(401)	$--	$78,729,843	0.1%
Fidelity Securities Lending Cash Central Fund 0.08%	5,784,355	99,084,404	94,802,109	28,812	--	--	10,066,650	0.0%
Total	$78,176,736	$1,568,411,325	$1,557,791,167	$66,391	$(401)	$--	$88,796,493

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$339,622,330	$339,622,330	$--	$--
Consumer Discretionary	420,726,050	420,726,050	--	--
Consumer Staples	198,442,646	198,442,646	--	--
Energy	119,274,484	119,274,484	--	--
Financials	420,376,717	420,376,717	--	--
Health Care	470,257,875	470,257,875	--	--
Industrials	328,318,893	328,318,893	--	--
Information Technology	1,018,081,797	1,015,305,997	--	2,775,800
Materials	84,782,547	84,782,547	--	--
Real Estate	116,987,732	116,987,732	--	--
Utilities	88,508,054	88,508,054	--	--
U.S. Government and Government Agency Obligations	939,579	--	939,579	--
Preferred Securities	268,858	--	--	268,858
Money Market Funds	88,796,493	88,796,493	--	--
Total Investments in Securities:	$3,695,384,055	$3,691,399,818	$939,579	$3,044,658
Derivative Instruments:
Liabilities
Futures Contracts	$(1,047,992)	$(1,047,992)	$--	$--
Total Liabilities	$(1,047,992)	$(1,047,992)	$--	$--
Total Derivative Instruments:	$(1,047,992)	$(1,047,992)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(1,047,992)
Total Equity Risk	0	(1,047,992)
Total Value of Derivatives	$0	$(1,047,992)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series All-Sector Equity Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2022
Assets
Investment in securities, at value (including securities loaned of $10,511,049) — See accompanying schedule: Unaffiliated issuers (cost $2,153,972,269)	$3,606,587,562
Fidelity Central Funds (cost $88,795,372)	88,796,493
Total Investment in Securities (cost $2,242,767,641)		$3,695,384,055
Cash		226,339
Receivable for investments sold		6,392,181
Receivable for fund shares sold		77,583,815
Dividends receivable		1,753,363
Distributions receivable from Fidelity Central Funds		7,701
Receivable for daily variation margin on futures contracts		379,226
Other receivables		100,798
Total assets		3,781,827,478
Liabilities
Payable for investments purchased	$56,459,583
Payable for fund shares redeemed	38,294
Other payables and accrued expenses	19,656
Collateral on securities loaned	10,066,650
Total liabilities		66,584,183
Net Assets		$3,715,243,295
Net Assets consist of:
Paid in capital		$2,092,376,798
Total accumulated earnings (loss)		1,622,866,497
Net Assets		$3,715,243,295
Net Asset Value, offering price and redemption price per share ($3,715,243,295 ÷ 330,611,171 shares)		$11.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2022
Investment Income
Dividends		$40,453,379
Interest		4,367
Income from Fidelity Central Funds (including $28,812 from security lending)		66,391
Total income		40,524,137
Expenses
Custodian fees and expenses	$71,745
Independent trustees' fees and expenses	14,347
Interest	97
Total expenses		86,189
Net investment income (loss)		40,437,948
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	684,163,702
Fidelity Central Funds	(401)
Foreign currency transactions	(993)
Futures contracts	8,401,821
Total net realized gain (loss)		692,564,129
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	5,355,573
Assets and liabilities in foreign currencies	(2,340)
Futures contracts	(645,002)
Total change in net unrealized appreciation (depreciation)		4,708,231
Net gain (loss)		697,272,360
Net increase (decrease) in net assets resulting from operations		$737,710,308

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2022	Year ended January 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,437,948	$49,883,400
Net realized gain (loss)	692,564,129	375,196,187
Change in net unrealized appreciation (depreciation)	4,708,231	330,422,945
Net increase (decrease) in net assets resulting from operations	737,710,308	755,502,532
Distributions to shareholders	(728,102,259)	(440,518,195)
Share transactions
Proceeds from sales of shares	368,522,567	172,524,328
Reinvestment of distributions	728,102,259	440,518,195
Cost of shares redeemed	(1,080,383,692)	(719,507,203)
Net increase (decrease) in net assets resulting from share transactions	16,241,134	(106,464,680)
Total increase (decrease) in net assets	25,849,183	208,519,657
Net Assets
Beginning of period	3,689,394,112	3,480,874,455
End of period	$3,715,243,295	$3,689,394,112
Other Information
Shares
Sold	30,378,267	17,312,431
Issued in reinvestment of distributions	62,382,528	43,606,246
Redeemed	(86,033,870)	(71,429,879)
Net increase (decrease)	6,726,925	(10,511,202)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series All-Sector Equity Fund

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$11.39	$10.41	$9.35	$13.46	$12.33
Income from Investment Operations
Net investment income (loss)A,B	.13	.15C	.17	.21	.18
Net realized and unrealized gain (loss)	2.21	2.22	1.78	(.79)	2.80
Total from investment operations	2.34	2.37	1.95	(.58)	2.98
Distributions from net investment income	(.14)	(.17)	(.18)	(.22)	(.19)
Distributions from net realized gain	(2.35)	(1.23)	(.71)	(3.31)	(1.66)
Total distributions	(2.49)	(1.39)D	(.89)	(3.53)	(1.85)
Net asset value, end of period	$11.24	$11.39	$10.41	$9.35	$13.46
Total ReturnE	20.53%	24.94%	21.33%	(3.23)%	25.62%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	- %H	- %H	- %H	- %H	.20%
Expenses net of fee waivers, if any	- %H	- %H	- %H	- %H	.20%
Expenses net of all reductions	- %H	- %H	- %H	- %H	.20%
Net investment income (loss)	1.04%	1.47%C	1.68%	1.68%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$3,715,243	$3,689,394	$3,480,874	$3,598,453	$6,550,143
Portfolio turnover rateI	44%	64%	59%	65%	61%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.32%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Stock Selector Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2022	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Stock Selector Large Cap Value Fund	26.30%	10.81%	11.85%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Stock Selector Large Cap Value Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$27,894	Fidelity® Series Stock Selector Large Cap Value Fund
$28,609	Russell 1000® Value Index

Fidelity® Series Stock Selector Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 23.29% for the 12 months ending January 31, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021, driven by improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market in January, with stocks sliding (-5.17%) as investors digested the Fed’s accelerated plan to hike interest rates amid soaring inflation, growing geopolitical tension and persistent coronavirus concerns. The January pullback – the largest opening-month decline since 2009 – was most sharply felt in more-speculative stocks, while fundamentally sound equities held steadier for the 12 months.

Comments from Lead Manager Matt Friedman and Co-Managers Jordan Michaels and John Mirshekari:  For the fiscal year ending January 31, 2022, the fund gained 26.30%, outperforming the 23.37% result of the benchmark, the Russell 1000® Value Index. Security selection primarily drove the fund’s relative performance, especially in the financials sector. Strong picks in the communication services and information technology sectors, also lifted the fund's relative result. The fund's biggest individual relative contributor was an overweighting in Olin, which gained 116% the past year. We decreased our stake in this company over the last 12 months. It also helped to own a non-benchmark position in Cenovus Energy (+149%). In contrast, the biggest detractor from performance versus the benchmark was stock selection in consumer discretionary. Weak picks in the industrials sector, primarily within the commercial & professional services industry, also hampered the fund's relative return. The fund's biggest individual relative detractor was an overweighting in Nielsen Holdings, which returned about -15% during the past 12 months. Also hindering performance was an underweighting in Pfizer, which gained about 52%. We decreased our Pfizer position during the past year. Notable changes in fund positioning included a larger allocation to the energy and health care sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Stock Selector Large Cap Value Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2022

% of fund's net assets
Wells Fargo & Co.	3.0
UnitedHealth Group, Inc.	2.7
Bank of America Corp.	2.6
The Travelers Companies, Inc.	2.4
Exxon Mobil Corp.	2.2
Procter & Gamble Co.	2.2
Johnson & Johnson	2.0
Thermo Fisher Scientific, Inc.	2.0
JPMorgan Chase & Co.	1.8
Bank of New York Mellon Corp.	1.8
22.7

Top Five Market Sectors as of January 31, 2022

% of fund's net assets
Financials	21.0
Health Care	17.4
Industrials	11.1
Information Technology	9.6
Consumer Staples	7.3

Asset Allocation (% of fund's net assets)

As of January 31, 2022*
Stocks	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 7.8%

Fidelity® Series Stock Selector Large Cap Value Fund

Schedule of Investments January 31, 2022

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
COMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	1,117,693	$28,501,172
Liberty Global PLC Class C (a)	725,593	19,620,035
Verizon Communications, Inc.	3,461,200	184,239,676
		232,360,883
Entertainment - 1.6%
Activision Blizzard, Inc.	503,996	39,820,724
Cinemark Holdings, Inc. (a)(b)	1,168,604	17,645,920
The Walt Disney Co. (a)	804,252	114,983,908
		172,450,552
Interactive Media & Services - 1.3%
Alphabet, Inc. Class A (a)	51,397	139,083,880
Media - 2.3%
Charter Communications, Inc. Class A (a)	83,756	49,695,785
Cogeco Communications, Inc.	354,500	29,098,478
Comcast Corp. Class A	1,644,292	82,198,157
Omnicom Group, Inc.	1,140,947	85,981,766
		246,974,186

TOTAL COMMUNICATION SERVICES		790,869,501

CONSUMER DISCRETIONARY - 5.3%
Automobiles - 0.8%
General Motors Co. (a)	1,672,300	88,180,379
Hotels, Restaurants & Leisure - 1.5%
Hilton Worldwide Holdings, Inc. (a)	448,700	65,110,857
McDonald's Corp.	380,900	98,824,505
		163,935,362
Household Durables - 1.1%
Tempur Sealy International, Inc.	1,718,400	68,409,504
Whirlpool Corp.	227,200	47,755,168
		116,164,672
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	410,200	53,826,444
Specialty Retail - 1.4%
Dick's Sporting Goods, Inc.	5,800	669,320
Lowe's Companies, Inc.	403,500	95,770,725
Williams-Sonoma, Inc. (b)	335,400	53,845,116
		150,285,161

TOTAL CONSUMER DISCRETIONARY		572,392,018

CONSUMER STAPLES - 7.3%
Beverages - 1.9%
Boston Beer Co., Inc. Class A (a)	24,000	10,099,920
Constellation Brands, Inc. Class A (sub. vtg.)	162,600	38,658,150
Diageo PLC	16,600	837,659
Keurig Dr. Pepper, Inc.	1,013,000	38,443,350
Molson Coors Beverage Co. Class B	64,100	3,055,006
Monster Beverage Corp. (a)	193,100	16,745,632
PepsiCo, Inc.	92,200	15,998,544
Primo Water Corp.	246,300	4,113,210
The Coca-Cola Co.	1,281,200	78,166,012
		206,117,483
Food & Staples Retailing - 1.2%
Albertsons Companies, Inc.	258,500	7,276,775
Costco Wholesale Corp.	11,000	5,556,430
Grocery Outlet Holding Corp. (a)	92,500	2,347,650
U.S. Foods Holding Corp. (a)	100,000	3,526,000
Walmart, Inc.	750,371	104,909,370
		123,616,225
Food Products - 1.0%
Bunge Ltd.	30,000	2,965,800
Darling Ingredients, Inc. (a)	334,600	21,337,442
Freshpet, Inc. (a)	30,700	2,856,021
Kellogg Co.	13,000	819,000
Lamb Weston Holdings, Inc.	63,100	4,051,651
Mondelez International, Inc.	1,194,752	80,084,227
Sovos Brands, Inc.	13,900	203,913
		112,318,054
Household Products - 2.3%
Kimberly-Clark Corp.	74,900	10,309,985
Procter & Gamble Co.	1,495,572	239,964,527
Reynolds Consumer Products, Inc.	19,100	578,157
		250,852,669
Tobacco - 0.9%
Altria Group, Inc.	597,700	30,410,976
Philip Morris International, Inc.	686,700	70,627,095
		101,038,071

TOTAL CONSUMER STAPLES		793,942,502

ENERGY - 6.0%
Oil, Gas & Consumable Fuels - 6.0%
Canadian Natural Resources Ltd.	1,842,400	93,717,959
Cenovus Energy, Inc. (Canada)	7,993,047	116,265,932
Cheniere Energy, Inc.	890,000	99,591,000
Exxon Mobil Corp.	3,168,500	240,679,260
Hess Corp.	1,092,800	100,854,512
		651,108,663
FINANCIALS - 21.0%
Banks - 9.6%
Bank of America Corp.	6,208,283	286,450,178
Citizens Financial Group, Inc.	989,858	50,947,991
Comerica, Inc.	306,219	28,410,999
JPMorgan Chase & Co.	1,352,803	201,026,526
PNC Financial Services Group, Inc.	503,462	103,708,137
Societe Generale Series A	952,571	35,359,741
U.S. Bancorp	261,800	15,234,142
Wells Fargo & Co.	5,974,843	321,446,551
		1,042,584,265
Capital Markets - 5.3%
Bank of New York Mellon Corp.	3,252,181	192,724,246
BlackRock, Inc. Class A	142,162	116,990,796
Cboe Global Markets, Inc.	247,140	29,293,504
Intercontinental Exchange, Inc.	1,349,375	170,911,838
Morgan Stanley	652,622	66,919,860
		576,840,244
Consumer Finance - 1.1%
Capital One Financial Corp.	809,316	118,750,937
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc. Class B (a)	339,934	106,406,141
Insurance - 4.1%
American International Group, Inc.	790,840	45,671,010
Chubb Ltd.	116,500	22,983,120
Hartford Financial Services Group, Inc.	1,657,379	119,115,829
The Travelers Companies, Inc.	1,553,830	258,215,469
		445,985,428

TOTAL FINANCIALS		2,290,567,015

HEALTH CARE - 17.4%
Biotechnology - 0.1%
Biogen, Inc. (a)	60,800	13,740,800
Health Care Equipment & Supplies - 2.5%
Abbott Laboratories	603,900	76,973,094
Baxter International, Inc.	233,300	19,933,152
Boston Scientific Corp. (a)	1,536,200	65,902,980
Stryker Corp.	174,700	43,334,335
Teleflex, Inc.	200,100	62,069,019
		268,212,580
Health Care Providers & Services - 6.0%
Centene Corp. (a)	872,000	67,806,720
Cigna Corp.	196,200	45,216,252
CVS Health Corp.	590,736	62,919,291
HCA Holdings, Inc.	40,300	9,674,015
Humana, Inc.	207,700	81,522,250
McKesson Corp.	261,200	67,055,264
Molina Healthcare, Inc. (a)	95,300	27,682,744
UnitedHealth Group, Inc.	628,800	297,152,016
		659,028,552
Life Sciences Tools & Services - 4.7%
Bio-Rad Laboratories, Inc. Class A (a)	139,700	83,782,281
Danaher Corp.	400,100	114,344,579
IQVIA Holdings, Inc. (a)	333,000	81,551,700
Syneos Health, Inc. (a)	157,400	14,254,144
Thermo Fisher Scientific, Inc.	380,700	221,300,910
		515,233,614
Pharmaceuticals - 4.1%
Bristol-Myers Squibb Co.	1,240,400	80,489,556
Johnson & Johnson	1,286,306	221,617,661
Merck & Co., Inc.	1,167,100	95,095,308
Pfizer, Inc.	854,300	45,013,067
		442,215,592

TOTAL HEALTH CARE		1,898,431,138

INDUSTRIALS - 11.1%
Aerospace & Defense - 4.8%
General Dynamics Corp.	416,815	88,406,462
Lockheed Martin Corp.	65,897	25,642,500
Northrop Grumman Corp.	258,708	95,696,089
Raytheon Technologies Corp.	1,567,582	141,380,221
The Boeing Co. (a)	881,768	176,565,224
		527,690,496
Air Freight & Logistics - 0.4%
FedEx Corp.	168,474	41,421,018
Construction & Engineering - 0.7%
AECOM	1,130,225	78,132,454
Electrical Equipment - 0.8%
Sensata Technologies, Inc. PLC (a)	1,565,152	89,777,119
Industrial Conglomerates - 1.1%
General Electric Co.	1,141,888	107,885,578
Honeywell International, Inc.	61,189	12,511,927
		120,397,505
Machinery - 0.4%
Caterpillar, Inc.	214,874	43,310,003
Marine - 0.5%
Kirby Corp. (a)	830,284	54,117,911
Professional Services - 1.3%
Nielsen Holdings PLC	7,464,921	140,788,410
Road & Rail - 0.7%
Norfolk Southern Corp.	265,186	72,127,940
Trading Companies & Distributors - 0.4%
Univar, Inc. (a)	1,588,600	42,097,900

TOTAL INDUSTRIALS		1,209,860,756

INFORMATION TECHNOLOGY - 9.6%
Communications Equipment - 1.5%
Cisco Systems, Inc.	2,906,129	161,784,201
Electronic Equipment & Components - 0.5%
Vontier Corp.	1,810,218	50,885,228
IT Services - 5.2%
Amdocs Ltd.	2,007,909	152,380,214
Fidelity National Information Services, Inc.	1,016,000	121,838,720
FleetCor Technologies, Inc. (a)	241,800	57,611,268
Global Payments, Inc.	483,700	72,496,956
GoDaddy, Inc. (a)	989,825	74,939,651
IBM Corp.	627,078	83,758,808
		563,025,617
Semiconductors & Semiconductor Equipment - 0.8%
Intel Corp.	506,972	24,750,373
Microchip Technology, Inc.	855,500	66,284,140
		91,034,513
Software - 1.6%
Adobe, Inc. (a)	52,800	28,211,040
Check Point Software Technologies Ltd. (a)	525,589	63,601,525
NCR Corp. (a)	784,963	29,875,692
SS&C Technologies Holdings, Inc.	734,393	58,655,969
		180,344,226

TOTAL INFORMATION TECHNOLOGY		1,047,073,785

MATERIALS - 3.1%
Chemicals - 2.0%
Eastman Chemical Co.	408,000	48,523,440
Huntsman Corp.	1,693,000	60,660,190
Olin Corp.	1,332,851	67,535,560
The Chemours Co. LLC	1,108,300	36,252,493
		212,971,683
Construction Materials - 0.3%
Eagle Materials, Inc.	230,200	33,574,670
Containers & Packaging - 0.3%
O-I Glass, Inc. (a)	2,734,165	36,391,736
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	1,445,800	53,812,676

TOTAL MATERIALS		336,750,765

REAL ESTATE - 4.9%
Equity Real Estate Investment Trusts (REITs) - 4.2%
Douglas Emmett, Inc.	742,600	23,183,972
Equity Lifestyle Properties, Inc.	861,900	67,478,151
Essex Property Trust, Inc.	108,300	36,009,750
Invitation Homes, Inc.	2,200,100	92,360,198
Mid-America Apartment Communities, Inc.	215,700	44,580,876
Prologis (REIT), Inc.	547,263	85,821,784
Welltower, Inc.	705,800	61,143,454
Weyerhaeuser Co.	1,040,400	42,063,372
		452,641,557
Real Estate Management & Development - 0.7%
Cushman & Wakefield PLC (a)	3,686,100	77,371,239

TOTAL REAL ESTATE		530,012,796

UTILITIES - 5.0%
Electric Utilities - 3.2%
Edison International	1,075,800	67,549,482
Exelon Corp.	1,522,600	88,234,670
FirstEnergy Corp.	1,225,800	51,434,568
PG&E Corp. (a)	5,285,348	67,599,601
Southern Co.	1,121,300	77,919,137
		352,737,458
Independent Power and Renewable Electricity Producers - 0.9%
The AES Corp.	2,616,700	58,038,406
Vistra Corp.	1,856,433	40,488,804
		98,527,210
Multi-Utilities - 0.9%
Sempra Energy	669,500	92,498,120

TOTAL UTILITIES		543,762,788

TOTAL COMMON STOCKS
(Cost $8,151,246,804)		10,664,771,727

Money Market Funds - 1.8%
Fidelity Cash Central Fund 0.08% (c)	157,222,540	157,253,985
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	41,211,404	41,215,525
TOTAL MONEY MARKET FUNDS
(Cost $198,468,649)		198,469,510

Equity Funds - 0.7%
Domestic Equity Funds - 0.7%
iShares Russell 1000 Value Index ETF
(Cost $73,038,435)	451,500	74,023,425
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $8,422,753,888)		10,937,264,662
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(53,667,646)
NET ASSETS - 100%		$10,883,597,016

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$306,031,809	$5,513,794,300	$5,662,571,272	$113,890	$(852)	$--	$157,253,985	0.3%
Fidelity Securities Lending Cash Central Fund 0.08%	45,627,778	523,429,693	527,841,946	19,449	--	--	41,215,525	0.1%
Total	$351,659,587	$6,037,223,993	$6,190,413,218	$133,339	$(852)	$--	$198,469,510

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$790,869,501	$790,869,501	$--	$--
Consumer Discretionary	572,392,018	572,392,018	--	--
Consumer Staples	793,942,502	793,104,843	837,659	--
Energy	651,108,663	651,108,663	--	--
Financials	2,290,567,015	2,255,207,274	35,359,741	--
Health Care	1,898,431,138	1,898,431,138	--	--
Industrials	1,209,860,756	1,209,860,756	--	--
Information Technology	1,047,073,785	1,047,073,785	--	--
Materials	336,750,765	336,750,765	--	--
Real Estate	530,012,796	530,012,796	--	--
Utilities	543,762,788	543,762,788	--	--
Money Market Funds	198,469,510	198,469,510	--	--
Equity Funds	74,023,425	74,023,425	--	--
Total Investments in Securities:	$10,937,264,662	$10,901,067,262	$36,197,400	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Stock Selector Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2022
Assets
Investment in securities, at value (including securities loaned of $42,008,762) — See accompanying schedule: Unaffiliated issuers (cost $8,224,285,239)	$10,738,795,152
Fidelity Central Funds (cost $198,468,649)	198,469,510
Total Investment in Securities (cost $8,422,753,888)		$10,937,264,662
Cash		2,061
Foreign currency held at value (cost $612)		608
Receivable for investments sold		33,503,421
Receivable for fund shares sold		17,700,697
Dividends receivable		11,731,085
Distributions receivable from Fidelity Central Funds		14,419
Total assets		11,000,216,953
Liabilities
Payable for investments purchased	$14,722,277
Payable for fund shares redeemed	60,661,199
Other payables and accrued expenses	20,936
Collateral on securities loaned	41,215,525
Total liabilities		116,619,937
Net Assets		$10,883,597,016
Net Assets consist of:
Paid in capital		$7,929,606,236
Total accumulated earnings (loss)		2,953,990,780
Net Assets		$10,883,597,016
Net Asset Value, offering price and redemption price per share ($10,883,597,016 ÷ 782,933,933 shares)		$13.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2022
Investment Income
Dividends		$201,622,564
Income from Fidelity Central Funds (including $19,449 from security lending)		133,339
Total income		201,755,903
Expenses
Custodian fees and expenses	$82,792
Independent trustees' fees and expenses	42,349
Interest	5,282
Total expenses		130,423
Net investment income (loss)		201,625,480
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,942,679,161
Fidelity Central Funds	(852)
Foreign currency transactions	(114,499)
Futures contracts	(2,374,172)
Total net realized gain (loss)		1,940,189,638
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	544,641,815
Assets and liabilities in foreign currencies	(16,788)
Total change in net unrealized appreciation (depreciation)		544,625,027
Net gain (loss)		2,484,814,665
Net increase (decrease) in net assets resulting from operations		$2,686,440,145

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2022	Year ended January 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$201,625,480	$239,234,260
Net realized gain (loss)	1,940,189,638	(169,717,772)
Change in net unrealized appreciation (depreciation)	544,625,027	581,047,119
Net increase (decrease) in net assets resulting from operations	2,686,440,145	650,563,607
Distributions to shareholders	(1,506,418,103)	(403,310,833)
Share transactions
Proceeds from sales of shares	1,000,109,549	1,765,293,646
Reinvestment of distributions	1,506,418,103	403,310,832
Cost of shares redeemed	(3,734,008,455)	(1,458,449,071)
Net increase (decrease) in net assets resulting from share transactions	(1,227,480,803)	710,155,407
Total increase (decrease) in net assets	(47,458,761)	957,408,181
Net Assets
Beginning of period	10,931,055,777	9,973,647,596
End of period	$10,883,597,016	$10,931,055,777
Other Information
Shares
Sold	67,309,455	160,242,895
Issued in reinvestment of distributions	109,555,214	34,324,353
Redeemed	(258,947,638)	(129,885,545)
Net increase (decrease)	(82,082,969)	64,681,703

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Stock Selector Large Cap Value Fund

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$12.64	$12.46	$11.57	$13.47	$12.49
Income from Investment Operations
Net investment income (loss)A,B	.26	.28C	.28	.29	.28D
Net realized and unrealized gain (loss)	3.04	.39	1.33	(1.01)	1.63
Total from investment operations	3.30	.67	1.61	(.72)	1.91
Distributions from net investment income	(.27)	(.28)	(.31)	(.27)	(.28)
Distributions from net realized gain	(1.77)	(.21)	(.41)	(.90)	(.65)
Total distributions	(2.04)	(.49)	(.72)	(1.18)E	(.93)
Net asset value, end of period	$13.90	$12.64	$12.46	$11.57	$13.47
Total ReturnF	26.30%	5.74%	13.98%	(5.07)%	15.62%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	- %I	- %I	- %I	- %I	.20%
Expenses net of fee waivers, if any	- %I	- %I	- %I	- %I	.20%
Expenses net of all reductions	- %I	- %I	- %I	- %I	.20%
Net investment income (loss)	1.75%	2.54%C	2.32%	2.33%	2.13%D
Supplemental Data
Net assets, end of period (000 omitted)	$10,883,597	$10,931,056	$9,973,648	$10,531,018	$10,485,796
Portfolio turnover rateJ	81%	94%	65%K	87%L	61%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.23%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.87%.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount represents less than .005%.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Value Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2022	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Value Discovery Fund	24.35%	11.07%	11.69%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Value Discovery Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$27,520	Fidelity® Series Value Discovery Fund
$28,388	Russell 3000® Value Index

Fidelity® Series Value Discovery Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 23.29% for the 12 months ending January 31, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021, driven by improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market in January, with stocks sliding (-5.17%) as investors digested the Fed’s accelerated plan to hike interest rates amid soaring inflation, growing geopolitical tension and persistent coronavirus concerns. The January pullback – the largest opening-month decline since 2009 – was most sharply felt in more-speculative stocks, while fundamentally sound equities held steadier for the 12 months.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year ending January 31, 2022, the fund gained 24.35%, outperforming the 22.80% result of the benchmark Russell 3000® Value Index. Versus the benchmark, security selection was the primary contributor, especially in the media & entertainment area of the communication services sector. Strong picks in the health care sector, especially within the health care equipment & services industry, also helped. Also lifting performance was security selection in utilities. The top individual relative contributor was an overweight position in CBRE Group (+67%). We reduced our stake in this company the past 12 months. Our second-largest relative contributor this period was avoiding Disney, a benchmark component that returned -15%. Avoiding Intel, a benchmark component that returned -10%, also aided relative performance. In contrast, the biggest detractors from performance versus the benchmark were an underweighting and security selection in energy. Weak picks in materials also hindered the fund's relative performance. Also detracting from the fund's relative result was an overweighting in the communication services sector, especially within the media & entertainment industry. Our biggest individual detractor was an out-of-benchmark stake in Samsung Electronics (-15%). A second notable relative detractor was our exposure to Amgen (-11%), a position that we sold the past 12 months. Also hurting performance was our lighter-than-benchmark stake in Wells Fargo, which gained about 82% for the year. This was a position we established during the past year. Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Value Discovery Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2022

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.3
Exxon Mobil Corp.	3.5
Comcast Corp. Class A	2.8
UnitedHealth Group, Inc.	2.8
Bank of America Corp.	2.7
Procter & Gamble Co.	2.5
Centene Corp.	2.4
Cigna Corp.	2.3
Alphabet, Inc. Class A	2.3
JPMorgan Chase & Co.	2.2
27.8

Top Five Market Sectors as of January 31, 2022

% of fund's net assets
Financials	20.8
Health Care	18.8
Industrials	10.2
Utilities	9.9
Information Technology	9.7

Asset Allocation (% of fund's net assets)

As of January 31, 2022*
Stocks	98.9%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 19.8%

Fidelity® Series Value Discovery Fund

Schedule of Investments January 31, 2022

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
COMMUNICATION SERVICES - 8.8%
Diversified Telecommunication Services - 1.5%
Verizon Communications, Inc.	2,653,800	$141,261,774
Interactive Media & Services - 2.7%
Alphabet, Inc. Class A (a)	76,791	207,801,821
Meta Platforms, Inc. Class A (a)	125,800	39,408,108
		247,209,929
Media - 4.6%
Comcast Corp. Class A	5,035,704	251,734,843
Interpublic Group of Companies, Inc.	2,878,414	102,298,834
WPP PLC	3,903,262	61,205,196
		415,238,873

TOTAL COMMUNICATION SERVICES		803,710,576

CONSUMER DISCRETIONARY - 3.7%
Household Durables - 0.7%
Whirlpool Corp.	315,624	66,341,009
Internet & Direct Marketing Retail - 0.6%
eBay, Inc.	919,900	55,258,393
Multiline Retail - 1.2%
Dollar General Corp.	497,939	103,810,323
Textiles, Apparel & Luxury Goods - 1.2%
PVH Corp.	574,685	54,600,822
Tapestry, Inc.	1,489,855	56,539,997
		111,140,819

TOTAL CONSUMER DISCRETIONARY		336,550,544

CONSUMER STAPLES - 8.1%
Beverages - 0.4%
Coca-Cola European Partners PLC	580,400	33,169,860
Food & Staples Retailing - 0.7%
U.S. Foods Holding Corp. (a)	1,925,130	67,880,084
Food Products - 2.5%
Mondelez International, Inc.	2,449,100	164,163,173
Tyson Foods, Inc. Class A	698,600	63,495,754
		227,658,927
Household Products - 4.3%
Procter & Gamble Co.	1,427,300	229,010,285
Reckitt Benckiser Group PLC	829,600	67,215,997
Spectrum Brands Holdings, Inc.	513,627	45,907,981
The Clorox Co.	283,700	47,621,882
		389,756,145
Personal Products - 0.2%
Unilever PLC sponsored ADR	394,900	20,293,911

TOTAL CONSUMER STAPLES		738,758,927

ENERGY - 4.6%
Oil, Gas & Consumable Fuels - 4.6%
Dynagas LNG Partners LP (a)	994,300	2,884,265
Exxon Mobil Corp.	4,256,900	323,354,124
Parex Resources, Inc.	4,487,569	95,459,911
		421,698,300
FINANCIALS - 20.8%
Banks - 9.0%
Bank of America Corp.	5,268,100	243,070,134
Cullen/Frost Bankers, Inc.	211,900	29,880,019
JPMorgan Chase & Co.	1,376,100	204,488,460
M&T Bank Corp.	599,844	101,601,577
PNC Financial Services Group, Inc.	618,200	127,343,018
Wells Fargo & Co.	2,198,000	118,252,400
		824,635,608
Capital Markets - 2.7%
Affiliated Managers Group, Inc. (b)	421,531	61,632,048
BlackRock, Inc. Class A	115,200	94,802,688
Invesco Ltd.	1,132,424	25,660,728
Northern Trust Corp.	583,500	68,059,440
		250,154,904
Diversified Financial Services - 4.3%
Berkshire Hathaway, Inc. Class B (a)	1,252,866	392,172,116
Insurance - 4.8%
Chubb Ltd.	865,339	170,714,078
The Travelers Companies, Inc.	850,270	141,297,869
Willis Towers Watson PLC	518,900	121,401,844
		433,413,791

TOTAL FINANCIALS		1,900,376,419

HEALTH CARE - 18.8%
Biotechnology - 1.9%
Regeneron Pharmaceuticals, Inc. (a)	153,100	93,175,129
Vertex Pharmaceuticals, Inc. (a)	328,100	79,744,705
		172,919,834
Health Care Providers & Services - 10.7%
Anthem, Inc.	272,926	120,357,637
Centene Corp. (a)	2,841,103	220,924,169
Cigna Corp.	921,807	212,439,641
CVS Health Corp.	716,734	76,339,338
Humana, Inc.	248,622	97,584,135
UnitedHealth Group, Inc.	531,944	251,380,776
		979,025,696
Pharmaceuticals - 6.2%
AstraZeneca PLC sponsored ADR	2,007,654	116,865,539
Bristol-Myers Squibb Co.	3,084,748	200,169,298
Roche Holding AG (participation certificate)	371,819	143,893,723
Sanofi SA sponsored ADR	1,900,778	98,840,456
		559,769,016

TOTAL HEALTH CARE		1,711,714,546

INDUSTRIALS - 10.2%
Aerospace & Defense - 3.9%
Airbus Group NV (a)	605,200	77,279,913
L3Harris Technologies, Inc.	354,400	74,172,376
Lockheed Martin Corp.	185,400	72,144,702
Northrop Grumman Corp.	368,200	136,197,180
		359,794,171
Air Freight & Logistics - 0.6%
Deutsche Post AG	978,300	58,874,686
Electrical Equipment - 0.7%
Regal Rexnord Corp.	386,500	61,252,520
Industrial Conglomerates - 1.2%
Siemens AG	670,700	106,487,842
Machinery - 3.8%
ITT, Inc.	734,900	67,552,008
Oshkosh Corp.	941,600	107,163,496
Otis Worldwide Corp.	622,800	53,205,804
Pentair PLC	1,087,700	69,286,490
Stanley Black & Decker, Inc.	268,200	46,841,130
		344,048,928

TOTAL INDUSTRIALS		930,458,147

INFORMATION TECHNOLOGY - 8.2%
Communications Equipment - 1.7%
Cisco Systems, Inc.	2,744,675	152,796,057
Electronic Equipment & Components - 1.3%
TE Connectivity Ltd.	829,738	118,660,831
IT Services - 3.6%
Amdocs Ltd.	1,032,338	78,344,131
Capgemini SA	246,900	55,507,143
Cognizant Technology Solutions Corp. Class A	1,201,079	102,596,168
Fiserv, Inc. (a)	544,400	57,543,080
Maximus, Inc.	430,100	33,255,332
		327,245,854
Semiconductors & Semiconductor Equipment - 0.6%
NXP Semiconductors NV	265,100	54,462,144
Software - 1.0%
NortonLifeLock, Inc.	2,802,428	72,891,152
Open Text Corp. (b)	484,971	23,210,712
		96,101,864

TOTAL INFORMATION TECHNOLOGY		749,266,750

MATERIALS - 3.4%
Chemicals - 1.7%
DuPont de Nemours, Inc.	1,412,795	108,220,097
International Flavors & Fragrances, Inc.	401,460	52,960,603
		161,180,700
Metals & Mining - 1.7%
Lundin Mining Corp.	9,761,400	81,322,602
Newmont Corp.	1,171,329	71,650,195
		152,972,797

TOTAL MATERIALS		314,153,497

REAL ESTATE - 0.8%
Real Estate Management & Development - 0.8%
CBRE Group, Inc.	744,772	75,475,194
UTILITIES - 9.9%
Electric Utilities - 8.5%
Duke Energy Corp.	901,500	94,711,590
Entergy Corp.	352,300	39,376,571
Evergy, Inc.	1,373,500	89,222,560
Exelon Corp.	2,695,806	156,221,958
PG&E Corp. (a)	9,622,000	123,065,380
Portland General Electric Co.	1,160,900	60,993,686
PPL Corp.	2,263,700	67,186,616
Southern Co.	2,092,476	145,406,157
		776,184,518
Multi-Utilities - 1.4%
Dominion Energy, Inc.	1,628,600	131,362,876

TOTAL UTILITIES		907,547,394

TOTAL COMMON STOCKS
(Cost $6,443,911,697)		8,889,710,294

Nonconvertible Preferred Stocks - 1.6%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Dynagas LNG Partners LP 9.00%	188,872	4,910,672
INFORMATION TECHNOLOGY - 1.5%
Technology Hardware, Storage & Peripherals - 1.5%
Samsung Electronics Co. Ltd.	2,497,030	140,431,913
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $103,437,374)		145,342,585

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(e)
(Cost $39,369,027)	39,369,027	10,212,326

Money Market Funds - 0.8%
Fidelity Cash Central Fund 0.08% (f)	68,162,858	68,176,491
Fidelity Securities Lending Cash Central Fund 0.08% (f)(g)	3,125,237	3,125,550
TOTAL MONEY MARKET FUNDS
(Cost $71,302,041)		71,302,041
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $6,658,020,139)		9,116,567,246
NET OTHER ASSETS (LIABILITIES) - 0.2%		14,619,433
NET ASSETS - 100%		$9,131,186,679

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,212,326 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 10/30/18	$39,369,027

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$135,461,575	$2,213,748,344	$2,281,033,842	$62,138	$414	$--	$68,176,491	0.1%
Fidelity Securities Lending Cash Central Fund 0.08%	15,411,395	610,878,153	623,163,998	126,840	--	--	3,125,550	0.0%
Total	$150,872,970	$2,824,626,497	$2,904,197,840	$188,978	$414	$--	$71,302,041

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$803,710,576	$742,505,380	$61,205,196	$--
Consumer Discretionary	336,550,544	336,550,544	--	--
Consumer Staples	738,758,927	671,542,930	67,215,997	--
Energy	426,608,972	426,608,972	--	--
Financials	1,900,376,419	1,900,376,419	--	--
Health Care	1,711,714,546	1,567,820,823	143,893,723	--
Industrials	930,458,147	687,815,706	242,642,441	--
Information Technology	889,698,663	693,759,607	195,939,056	--
Materials	314,153,497	314,153,497	--	--
Real Estate	75,475,194	75,475,194	--	--
Utilities	907,547,394	907,547,394	--	--
Other	10,212,326	--	--	10,212,326
Money Market Funds	71,302,041	71,302,041	--	--
Total Investments in Securities:	$9,116,567,246	$8,395,458,507	$710,896,413	$10,212,326

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.2%
Switzerland	4.8%
United Kingdom	3.6%
Canada	2.2%
Germany	1.8%
France	1.7%
Korea (South)	1.5%
Netherlands	1.4%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Value Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2022
Assets
Investment in securities, at value (including securities loaned of $3,171,809) — See accompanying schedule: Unaffiliated issuers (cost $6,586,718,098)	$9,045,265,205
Fidelity Central Funds (cost $71,302,041)	71,302,041
Total Investment in Securities (cost $6,658,020,139)		$9,116,567,246
Restricted cash		738,996
Receivable for investments sold		188,667,804
Receivable for fund shares sold		3,976,327
Dividends receivable		9,481,926
Distributions receivable from Fidelity Central Funds		3,602
Other receivables		237
Total assets		9,319,436,138
Liabilities
Payable for investments purchased	$42,967,557
Payable for fund shares redeemed	142,001,459
Other payables and accrued expenses	154,893
Collateral on securities loaned	3,125,550
Total liabilities		188,249,459
Net Assets		$9,131,186,679
Net Assets consist of:
Paid in capital		$6,388,035,221
Total accumulated earnings (loss)		2,743,151,458
Net Assets		$9,131,186,679
Net Asset Value, offering price and redemption price per share ($9,131,186,679 ÷ 558,795,342 shares)		$16.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2022
Investment Income
Dividends		$180,573,526
Income from Fidelity Central Funds (including $126,840 from security lending)		188,978
Total income		180,762,504
Expenses
Custodian fees and expenses	$277,168
Independent trustees' fees and expenses	35,237
Interest	8,328
Total expenses before reductions	320,733
Expense reductions	(224)
Total expenses after reductions		320,509
Net investment income (loss)		180,441,995
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,138,847,095
Fidelity Central Funds	414
Foreign currency transactions	(4,260)
Total net realized gain (loss)		1,138,843,249
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	764,470,576
Assets and liabilities in foreign currencies	(40,255)
Total change in net unrealized appreciation (depreciation)		764,430,321
Net gain (loss)		1,903,273,570
Net increase (decrease) in net assets resulting from operations		$2,083,715,565

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2022	Year ended January 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$180,441,995	$193,222,691
Net realized gain (loss)	1,138,843,249	(239,998,622)
Change in net unrealized appreciation (depreciation)	764,430,321	1,119,378,150
Net increase (decrease) in net assets resulting from operations	2,083,715,565	1,072,602,219
Distributions to shareholders	(788,264,704)	(259,945,106)
Share transactions
Proceeds from sales of shares	1,080,295,695	1,507,960,345
Reinvestment of distributions	788,264,704	259,945,106
Cost of shares redeemed	(3,004,534,639)	(1,165,843,350)
Net increase (decrease) in net assets resulting from share transactions	(1,135,974,240)	602,062,101
Total increase (decrease) in net assets	159,476,621	1,414,719,214
Net Assets
Beginning of period	8,971,710,058	7,556,990,844
End of period	$9,131,186,679	$8,971,710,058
Other Information
Shares
Sold	65,227,616	121,271,306
Issued in reinvestment of distributions	48,930,432	19,586,697
Redeemed	(183,016,565)	(93,992,823)
Net increase (decrease)	(68,858,517)	46,865,180

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Value Discovery Fund

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$14.29	$13.01	$12.19	$13.89	$13.03
Income from Investment Operations
Net investment income (loss)A,B	.31	.32C	.32	.32	.31
Net realized and unrealized gain (loss)	3.15	1.39	1.03	(1.20)	1.58
Total from investment operations	3.46	1.71	1.35	(.88)	1.89
Distributions from net investment income	(.33)	(.30)	(.34)	(.30)	(.25)D
Distributions from net realized gain	(1.08)	(.13)	(.19)	(.52)	(.78)D
Total distributions	(1.41)	(.43)	(.53)	(.82)	(1.03)
Net asset value, end of period	$16.34	$14.29	$13.01	$12.19	$13.89
Total ReturnE	24.35%	13.45%	10.95%	(6.12)%	15.05%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	- %H	- %H	- %H	- %H	.27%
Expenses net of fee waivers, if any	- %H	- %H	- %H	- %H	.27%
Expenses net of all reductions	- %H	- %H	- %H	- %H	.26%
Net investment income (loss)	1.87%	2.54%C	2.49%	2.47%	2.29%
Supplemental Data
Net assets, end of period (000 omitted)	$9,131,187	$8,971,710	$7,556,991	$7,742,285	$7,430,718
Portfolio turnover rateI	38%	75%	47%	40%J	74%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.25%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2022

1. Organization.

Fidelity Series All-Sector Equity Fund, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Series Value Discovery Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2022 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends, as applicable. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable, as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series All-Sector Equity Fund	$2,250,212,504	$1,506,358,697	$(61,187,146)	$1,445,171,551
Fidelity Series Stock Selector Large Cap Value Fund	8,446,008,961	2,651,537,560	(160,281,859)	2,491,255,701
Fidelity Series Value Discovery Fund	6,661,993,524	2,541,097,555	(86,523,833)	2,454,573,722

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series All-Sector Equity Fund	$–	$179,304,552	$1,445,104,669
Fidelity Series Stock Selector Large Cap Value Fund	54,898,237	407,834,682	2,491,257,861
Fidelity Series Value Discovery Fund	2,786,948	288,535,874	2,454,613,509

Certain of the Funds elected to defer to the next fiscal year capital losses recognized during the period November 1, 2021 to January 31, 2022. Loss deferrals were as follows:

Capital losses
Fidelity Series All-Sector Equity Fund	$(1,542,723)
Fidelity Series Value Discovery Fund	(2,784,874)

The tax character of distributions paid was as follows:

January 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$204,040,867	$524,061,392	$728,102,259
Fidelity Series Stock Selector Large Cap Value Fund	547,313,089	959,105,014	1,506,418,103
Fidelity Series Value Discovery Fund	424,242,020	364,022,684	788,264,704

January 31, 2021
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$73,473,264	$367,044,931	$440,518,195
Fidelity Series Stock Selector Large Cap Value Fund	281,407,788	121,903,045	403,310,833
Fidelity Series Value Discovery Fund	184,315,738	75,629,368	259,945,106

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Series Value Discovery Fund	$10,951,322.12%

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series All-Sector Equity Fund	1,682,280,787	2,398,489,464
Fidelity Series Stock Selector Large Cap Value Fund	9,074,928,951	11,425,450,522
Fidelity Series Value Discovery Fund	3,568,923,578	5,268,939,807

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series All-Sector Equity Fund	$30,716
Fidelity Series Stock Selector Large Cap Value Fund	143,305
Fidelity Series Value Discovery Fund	61,826

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series All-Sector Equity Fund	Borrower	$11,307,000.31%		$97
Fidelity Series Stock Selector Large Cap Value Fund	Borrower	$106,206,000.30%		$5,282
Fidelity Series Value Discovery Fund	Borrower	$75,258,231.31%		$8,328

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series All-Sector Equity Fund	191,418,944	204,935,688	41,835,126
Fidelity Series Stock Selector Large Cap Value Fund	442,606,188	820,885,051	137,334,185
Fidelity Series Value Discovery Fund	207,790,335	439,778,469	73,936,402

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount ($)
Fidelity Series All-Sector Equity Fund	15,538
Fidelity Series Stock Selector Large Cap Value Fund	11,631
Fidelity Series Value Discovery Fund	700,430

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series All-Sector Equity Fund	$3,115	$–	$–
Fidelity Series Stock Selector Large Cap Value Fund	$1,960	$–	$–
Fidelity Series Value Discovery Fund	$13,722	$–	$–

9. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Series Value Discovery Fund	224

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund(the "Funds"), each a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 17, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Report of Independent Registered Public Accounting Firm

To the Board Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series Stock Selector Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Stock Selector Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the “Fund”) as of January 31, 2022, the related statement of operations for the year ended January 31, 2022, the statement of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2022 and the financial highlights for each of the five years in the period ended January 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 17, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2021 to January 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses Paid During Period-B August 1, 2021 to January 31, 2022
Fidelity Series All-Sector Equity Fund	- %-C
Actual		$1,000.00	$1,012.20	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Fidelity Series Stock Selector Large Cap Value Fund	- %-C
Actual		$1,000.00	$1,045.10	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Fidelity Series Value Discovery Fund	- %-C
Actual		$1,000.00	$1,044.90	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series All-Sector Equity Fund	03/07/22	03/04/22	$0.000	$0.547
Fidelity Series Stock Selector Large Cap Value Fund	03/07/22	03/04/22	$0.014	$0.591
Fidelity Series Value Discovery Fund	03/07/22	03/04/22	$0.006	$0.526

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series All-Sector Equity Fund	$592,385,662
Fidelity Series Stock Selector Large Cap Value Fund	$1,366,939,696
Fidelity Series Value Discovery Fund	$652,558,557

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity Series All-Sector Equity Fund
March, 2021	2%
December, 2021	26%
Fidelity Series Stock Selector Large Cap Value Fund
March, 2021	91%
December, 2021	31%
Fidelity Series Value Discovery Fund
March, 2021	91%
December, 2021	32%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series All-Sector Equity Fund
March, 2021	3%
December, 2021	27%
Fidelity Series Stock Selector Large Cap Value Fund
March, 2021	91%
December, 2021	34%
Fidelity Series Value Discovery Fund
March, 2021	93%
December, 2021	41%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity Series All-Sector Equity Fund
March, 2021	1%
December, 2021	2%
Fidelity Series Stock Selector Large Cap Value Fund
March, 2021	1%
December, 2021	2%
Fidelity Series Value Discovery Fund
March, 2021	1%
December, 2021	2%

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

EDT-LDT-ANN-0422
1.956971.109

Fidelity® Stock Selector Large Cap Value Fund

Annual Report

January 31, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	17.68%	8.70%	10.84%
Class M (incl. 3.50% sales charge)	20.19%	8.89%	10.76%
Class C (incl. contingent deferred sales charge)	22.82%	9.08%	10.77%
Fidelity® Stock Selector Large Cap Value Fund	25.26%	10.32%	11.82%
Class I	25.26%	10.30%	11.79%
Class Z	25.43%	10.46%	11.87%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Large Cap Value Fund, a class of the fund, on January 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$30,574	Fidelity® Stock Selector Large Cap Value Fund
$31,853	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 23.29% for the 12 months ending January 31, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021, driven by improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market in January, with stocks sliding (-5.17%) as investors digested the Fed’s accelerated plan to hike interest rates amid soaring inflation, growing geopolitical tension and persistent coronavirus concerns. The January pullback – the largest opening-month decline since 2009 – was most sharply felt in more-speculative stocks, while fundamentally sound equities held steadier for the 12 months.

Comments from Lead Manager Matt Friedman and Co-Managers Jordan Michaels and John Mirshekari:  For the fiscal year ending January 31, 2022, the fund's share classes (excluding sales charges, if applicable) gained roughly 24% to 25%, outperforming the 23.37% result of the benchmark, the Russell 1000® Value Index. Security selection primarily drove the fund’s relative performance, especially in the financials sector. Strong picks in the communication services and information technology sectors also lifted the fund's relative result. Our top individual relative contributor was an out-of-benchmark stake in Cenovus Energy (+148%). Also adding value was our outsized stake in Olin, which gained about 116%. We decreased our Olin stake for the 12 months. In contrast, stock picks in consumer discretionary and industrials detracted. The biggest individual relative detractor was an overweight position in Nielsen Holdings (-15%). Another notable relative detractor was our lighter-than-benchmark stake in Pfizer (+52%). We reduced the fund’s Pfizer stake by period end. Notable changes in fund positioning included increased exposure to the energy sector and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2022

% of fund's net assets
Wells Fargo & Co.	2.8
UnitedHealth Group, Inc.	2.7
Bank of America Corp.	2.6
Exxon Mobil Corp.	2.3
The Travelers Companies, Inc.	2.2
Procter & Gamble Co.	2.2
Johnson & Johnson	2.0
Thermo Fisher Scientific, Inc.	2.0
JPMorgan Chase & Co.	1.9
Bank of New York Mellon Corp.	1.8
22.5

Top Five Market Sectors as of January 31, 2022

% of fund's net assets
Financials	20.7
Health Care	16.9
Industrials	11.1
Information Technology	9.6
Communication Services	7.3

Asset Allocation (% of fund's net assets)

As of January 31, 2022*
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 7.8%

Schedule of Investments January 31, 2022

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
COMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	56,018	$1,428,459
Liberty Global PLC Class C (a)	36,170	978,037
Verizon Communications, Inc.	172,541	9,184,357
		11,590,853
Entertainment - 1.6%
Activision Blizzard, Inc.	25,124	1,985,047
Cinemark Holdings, Inc. (a)(b)	58,255	879,651
The Walt Disney Co. (a)	40,092	5,731,953
		8,596,651
Interactive Media & Services - 1.3%
Alphabet, Inc. Class A (a)	2,552	6,905,891
Media - 2.3%
Charter Communications, Inc. Class A (a)	4,201	2,492,621
Cogeco Communications, Inc.	17,700	1,452,872
Comcast Corp. Class A	81,968	4,097,580
Omnicom Group, Inc.	56,875	4,286,100
		12,329,173

TOTAL COMMUNICATION SERVICES		39,422,568

CONSUMER DISCRETIONARY - 4.9%
Automobiles - 0.7%
General Motors Co. (a)	77,300	4,076,029
Hotels, Restaurants & Leisure - 1.4%
Hilton Worldwide Holdings, Inc. (a)	21,335	3,095,922
McDonald's Corp.	17,600	4,566,320
		7,662,242
Household Durables - 1.0%
Tempur Sealy International, Inc.	80,825	3,217,643
Whirlpool Corp.	10,500	2,206,995
		5,424,638
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	19,000	2,493,180
Specialty Retail - 1.3%
Dick's Sporting Goods, Inc.	1,300	150,020
Lowe's Companies, Inc.	18,600	4,414,710
Williams-Sonoma, Inc. (b)	15,500	2,488,370
		7,053,100

TOTAL CONSUMER DISCRETIONARY		26,709,189

CONSUMER STAPLES - 7.2%
Beverages - 1.9%
Boston Beer Co., Inc. Class A (a)	1,300	547,079
Constellation Brands, Inc. Class A (sub. vtg.)	7,900	1,878,225
Diageo PLC	800	40,369
Keurig Dr. Pepper, Inc.	49,375	1,873,781
Molson Coors Beverage Co. Class B	3,100	147,746
Monster Beverage Corp. (a)	9,481	822,192
PepsiCo, Inc.	4,482	777,717
Primo Water Corp.	11,700	195,390
The Coca-Cola Co.	62,466	3,811,051
		10,093,550
Food & Staples Retailing - 1.1%
Albertsons Companies, Inc.	12,700	357,505
Costco Wholesale Corp.	500	252,565
Grocery Outlet Holding Corp. (a)	4,600	116,748
U.S. Foods Holding Corp. (a)	4,800	169,248
Walmart, Inc.	36,587	5,115,228
		6,011,294
Food Products - 1.0%
Bunge Ltd.	1,400	138,404
Darling Ingredients, Inc. (a)	15,858	1,011,265
Freshpet, Inc. (a)	1,500	139,545
Kellogg Co.	600	37,800
Lamb Weston Holdings, Inc.	2,900	186,209
Mondelez International, Inc.	58,149	3,897,727
Sovos Brands, Inc.	3,000	44,010
		5,454,960
Household Products - 2.3%
Kimberly-Clark Corp.	3,724	512,609
Procter & Gamble Co.	72,998	11,712,529
Reynolds Consumer Products, Inc.	900	27,243
		12,252,381
Tobacco - 0.9%
Altria Group, Inc.	29,136	1,482,440
Philip Morris International, Inc.	33,500	3,445,475
		4,927,915

TOTAL CONSUMER STAPLES		38,740,100

ENERGY - 6.1%
Oil, Gas & Consumable Fuels - 6.1%
Canadian Natural Resources Ltd.	93,400	4,751,008
Cenovus Energy, Inc. (Canada)	405,200	5,893,992
Cheniere Energy, Inc.	45,100	5,046,690
Exxon Mobil Corp.	160,700	12,206,772
Hess Corp.	55,400	5,112,866
		33,011,328
FINANCIALS - 20.7%
Banks - 9.5%
Bank of America Corp.	302,372	13,951,444
Citizens Financial Group, Inc.	47,035	2,420,891
Comerica, Inc.	17,820	1,653,340
JPMorgan Chase & Co.	68,939	10,244,335
PNC Financial Services Group, Inc.	27,137	5,589,951
Societe Generale Series A	44,409	1,648,476
U.S. Bancorp	12,400	721,556
Wells Fargo & Co.	279,048	15,012,785
		51,242,778
Capital Markets - 5.1%
Bank of New York Mellon Corp.	161,623	9,577,779
BlackRock, Inc. Class A	6,823	5,614,920
Cboe Global Markets, Inc.	11,727	1,390,001
Intercontinental Exchange, Inc.	61,800	7,827,588
Morgan Stanley	31,166	3,195,762
		27,606,050
Consumer Finance - 1.5%
Capital One Financial Corp.	54,887	8,053,570
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc. Class B (a)	16,328	5,110,991
Insurance - 3.7%
American International Group, Inc.	38,382	2,216,561
Chubb Ltd.	5,500	1,085,040
Hartford Financial Services Group, Inc.	67,085	4,821,399
The Travelers Companies, Inc.	71,755	11,924,246
		20,047,246

TOTAL FINANCIALS		112,060,635

HEALTH CARE - 16.9%
Biotechnology - 0.1%
Biogen, Inc. (a)	2,900	655,400
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	29,200	3,721,832
Baxter International, Inc.	11,300	965,472
Boston Scientific Corp. (a)	74,100	3,178,890
Stryker Corp.	8,400	2,083,620
Teleflex, Inc.	9,700	3,008,843
		12,958,657
Health Care Providers & Services - 5.9%
Centene Corp. (a)	42,100	3,273,696
Cigna Corp.	9,500	2,189,370
CVS Health Corp.	28,534	3,039,156
HCA Holdings, Inc.	1,900	456,095
Humana, Inc.	10,100	3,964,250
McKesson Corp.	12,600	3,234,672
Molina Healthcare, Inc. (a)	4,600	1,336,208
UnitedHealth Group, Inc.	30,400	14,366,128
		31,859,575
Life Sciences Tools & Services - 4.6%
Bio-Rad Laboratories, Inc. Class A (a)	6,700	4,018,191
Danaher Corp.	19,300	5,515,747
IQVIA Holdings, Inc. (a)	16,100	3,942,890
Syneos Health, Inc. (a)	7,700	697,312
Thermo Fisher Scientific, Inc.	18,400	10,695,920
		24,870,060
Pharmaceuticals - 3.9%
Bristol-Myers Squibb Co.	59,900	3,886,911
Johnson & Johnson	62,085	10,696,625
Merck & Co., Inc.	56,400	4,595,472
Pfizer, Inc.	41,300	2,176,097
		21,355,105

TOTAL HEALTH CARE		91,698,797

INDUSTRIALS - 11.1%
Aerospace & Defense - 4.8%
General Dynamics Corp.	20,768	4,404,893
Lockheed Martin Corp.	3,200	1,245,216
Northrop Grumman Corp.	12,890	4,768,011
Raytheon Technologies Corp.	78,105	7,044,290
The Boeing Co. (a)	44,014	8,813,363
		26,275,773
Air Freight & Logistics - 0.4%
FedEx Corp.	8,322	2,046,047
Construction & Engineering - 0.7%
AECOM	56,288	3,891,189
Electrical Equipment - 0.8%
Sensata Technologies, Inc. PLC (a)	78,080	4,478,669
Industrial Conglomerates - 1.1%
General Electric Co.	56,902	5,376,101
Honeywell International, Inc.	3,049	623,460
		5,999,561
Machinery - 0.4%
Caterpillar, Inc.	10,646	2,145,808
Marine - 0.5%
Kirby Corp. (a)	41,383	2,697,344
Professional Services - 1.3%
Nielsen Holdings PLC	371,936	7,014,713
Road & Rail - 0.7%
Norfolk Southern Corp.	13,245	3,602,508
Trading Companies & Distributors - 0.4%
Univar, Inc. (a)	81,162	2,150,793

TOTAL INDUSTRIALS		60,302,405

INFORMATION TECHNOLOGY - 9.6%
Communications Equipment - 1.5%
Cisco Systems, Inc.	144,238	8,029,729
Electronic Equipment & Components - 0.5%
Vontier Corp.	89,791	2,524,025
IT Services - 5.2%
Amdocs Ltd.	99,660	7,563,197
Fidelity National Information Services, Inc.	50,000	5,996,000
FleetCor Technologies, Inc. (a)	12,000	2,859,120
Global Payments, Inc.	23,700	3,552,156
GoDaddy, Inc. (a)	49,097	3,717,134
IBM Corp.	31,212	4,168,987
		27,856,594
Semiconductors & Semiconductor Equipment - 0.8%
Intel Corp.	25,142	1,227,432
Microchip Technology, Inc.	41,900	3,246,412
		4,473,844
Software - 1.6%
Adobe, Inc. (a)	2,500	1,335,750
Check Point Software Technologies Ltd. (a)	26,076	3,155,457
NCR Corp. (a)	38,941	1,482,094
SS&C Technologies Holdings, Inc.	36,466	2,912,539
		8,885,840

TOTAL INFORMATION TECHNOLOGY		51,770,032

MATERIALS - 3.2%
Chemicals - 2.0%
Eastman Chemical Co.	20,900	2,485,637
Huntsman Corp.	86,451	3,097,539
Olin Corp.	67,908	3,440,898
The Chemours Co. LLC	56,557	1,849,979
		10,874,053
Construction Materials - 0.3%
Eagle Materials, Inc.	11,755	1,714,467
Containers & Packaging - 0.4%
O-I Glass, Inc. (a)	139,700	1,859,407
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	73,884	2,749,962

TOTAL MATERIALS		17,197,889

REAL ESTATE - 4.8%
Equity Real Estate Investment Trusts (REITs) - 4.1%
Douglas Emmett, Inc.	39,900	1,245,678
Equity Lifestyle Properties, Inc.	38,300	2,998,507
Essex Property Trust, Inc.	5,100	1,695,750
Invitation Homes, Inc.	93,100	3,908,338
Mid-America Apartment Communities, Inc.	11,000	2,273,480
Prologis (REIT), Inc.	30,200	4,735,964
Welltower, Inc.	37,500	3,248,625
Weyerhaeuser Co.	54,000	2,183,220
		22,289,562
Real Estate Management & Development - 0.7%
Cushman & Wakefield PLC (a)	172,200	3,614,478

TOTAL REAL ESTATE		25,904,040

UTILITIES - 5.1%
Electric Utilities - 3.3%
Edison International	55,198	3,465,882
Exelon Corp.	78,086	4,525,084
FirstEnergy Corp.	62,913	2,639,829
PG&E Corp. (a)	271,271	3,469,556
Southern Co.	57,590	4,001,929
		18,102,280
Independent Power and Renewable Electricity Producers - 0.9%
The AES Corp.	134,335	2,979,550
Vistra Corp.	95,273	2,077,904
		5,057,454
Multi-Utilities - 0.9%
Sempra Energy	34,370	4,748,559

TOTAL UTILITIES		27,908,293

TOTAL COMMON STOCKS
(Cost $419,343,803)		524,725,276

Money Market Funds - 2.4%
Fidelity Cash Central Fund 0.08% (c)	9,864,128	9,866,101
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	3,289,846	3,290,175
TOTAL MONEY MARKET FUNDS
(Cost $13,156,199)		13,156,276

Equity Funds - 1.5%
Domestic Equity Funds - 1.5%
iShares Russell 1000 Value Index ETF
(Cost $8,075,820)	48,800	8,000,760
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $440,575,822)		545,882,312
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(4,453,198)
NET ASSETS - 100%		$541,429,114

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$11,657,805	$182,214,080	$184,005,801	$5,739	$17	$--	$9,866,101	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	548,625	32,163,129	29,421,579	981	--	--	3,290,175	0.0%
Total	$12,206,430	$214,377,209	$213,427,380	$6,720	$17	$--	$13,156,276

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$39,422,568	$39,422,568	$--	$--
Consumer Discretionary	26,709,189	26,709,189	--	--
Consumer Staples	38,740,100	38,699,731	40,369	--
Energy	33,011,328	33,011,328	--	--
Financials	112,060,635	110,412,159	1,648,476	--
Health Care	91,698,797	91,698,797	--	--
Industrials	60,302,405	60,302,405	--	--
Information Technology	51,770,032	51,770,032	--	--
Materials	17,197,889	17,197,889	--	--
Real Estate	25,904,040	25,904,040	--	--
Utilities	27,908,293	27,908,293	--	--
Money Market Funds	13,156,276	13,156,276	--	--
Equity Funds	8,000,760	8,000,760	--	--
Total Investments in Securities:	$545,882,312	$544,193,467	$1,688,845	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2022
Assets
Investment in securities, at value (including securities loaned of $3,349,626) — See accompanying schedule: Unaffiliated issuers (cost $427,419,623)	$532,726,036
Fidelity Central Funds (cost $13,156,199)	13,156,276
Total Investment in Securities (cost $440,575,822)		$545,882,312
Cash		177,348
Receivable for investments sold		119,690
Receivable for fund shares sold		660,425
Dividends receivable		568,041
Distributions receivable from Fidelity Central Funds		922
Prepaid expenses		445
Total assets		547,409,183
Liabilities
Payable for investments purchased	$1,315,615
Payable for fund shares redeemed	966,895
Accrued management fee	256,668
Distribution and service plan fees payable	18,639
Other affiliated payables	81,603
Other payables and accrued expenses	50,474
Collateral on securities loaned	3,290,175
Total liabilities		5,980,069
Net Assets		$541,429,114
Net Assets consist of:
Paid in capital		$423,954,541
Total accumulated earnings (loss)		117,474,573
Net Assets		$541,429,114
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($36,551,557 ÷ 1,417,801 shares)(a)		$25.78
Maximum offering price per share (100/94.25 of $25.78)		$27.35
Class M:
Net Asset Value and redemption price per share ($12,188,160 ÷ 473,848 shares)(a)		$25.72
Maximum offering price per share (100/96.50 of $25.72)		$26.65
Class C:
Net Asset Value and offering price per share ($6,948,088 ÷ 276,678 shares)(a)		$25.11
Stock Selector Large Cap Value:
Net Asset Value, offering price and redemption price per share ($446,925,733 ÷ 17,147,170 shares)		$26.06
Class I:
Net Asset Value, offering price and redemption price per share ($18,239,422 ÷ 696,833 shares)		$26.17
Class Z:
Net Asset Value, offering price and redemption price per share ($20,576,154 ÷ 795,081 shares)		$25.88

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2022
Investment Income
Dividends		$9,143,559
Income from Fidelity Central Funds (including $981 from security lending)		6,720
Total income		9,150,279
Expenses
Management fee
Basic fee	$2,755,047
Performance adjustment	50,135
Transfer agent fees	789,560
Distribution and service plan fees	205,715
Accounting fees	200,938
Custodian fees and expenses	22,792
Independent trustees' fees and expenses	1,889
Registration fees	100,009
Audit	55,843
Legal	4,151
Interest	51
Miscellaneous	2,038
Total expenses before reductions	4,188,168
Expense reductions	(12,006)
Total expenses after reductions		4,176,162
Net investment income (loss)		4,974,117
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	64,643,923
Fidelity Central Funds	17
Foreign currency transactions	(3,810)
Total net realized gain (loss)		64,640,130
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	41,304,312
Assets and liabilities in foreign currencies	(1,106)
Total change in net unrealized appreciation (depreciation)		41,303,206
Net gain (loss)		105,943,336
Net increase (decrease) in net assets resulting from operations		$110,917,453

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2022	Year ended January 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,974,117	$8,020,829
Net realized gain (loss)	64,640,130	(27,852,844)
Change in net unrealized appreciation (depreciation)	41,303,206	35,340,040
Net increase (decrease) in net assets resulting from operations	110,917,453	15,508,025
Distributions to shareholders	(22,628,924)	(10,445,347)
Share transactions - net increase (decrease)	10,727,818	(61,933,907)
Total increase (decrease) in net assets	99,016,347	(56,871,229)
Net Assets
Beginning of period	442,412,767	499,283,996
End of period	$541,429,114	$442,412,767

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Stock Selector Large Cap Value Fund Class A

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$21.53	$20.92	$18.80	$21.26	$18.63
Income from Investment Operations
Net investment income (loss)A,B	.18	.32C	.29	.26	.25D
Net realized and unrealized gain (loss)	5.16	.71	2.14	(1.45)	2.54
Total from investment operations	5.34	1.03	2.43	(1.19)	2.79
Distributions from net investment income	(.20)	(.42)	(.31)	(.24)	(.16)
Distributions from net realized gain	(.90)	–	–	(1.03)	–
Total distributions	(1.09)E	(.42)	(.31)	(1.27)	(.16)
Net asset value, end of period	$25.78	$21.53	$20.92	$18.80	$21.26
Total ReturnF,G	24.86%	5.03%	12.92%	(5.46)%	15.02%
Ratios to Average Net AssetsB,H,I
Expenses before reductions	1.06%	.94%	.93%	.96%	1.02%
Expenses net of fee waivers, if any	1.05%	.94%	.93%	.96%	1.02%
Expenses net of all reductions	1.05%	.93%	.93%	.95%	1.01%
Net investment income (loss)	.69%	1.67%C	1.45%	1.28%	1.27%D
Supplemental Data
Net assets, end of period (000 omitted)	$36,552	$22,580	$25,576	$25,204	$27,297
Portfolio turnover rateJ	76%	104%	68%K	92%	90%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.32%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .90%.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class M

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$21.48	$20.88	$18.77	$21.24	$18.61
Income from Investment Operations
Net investment income (loss)A,B	.11	.26C	.23	.19	.19D
Net realized and unrealized gain (loss)	5.15	.70	2.13	(1.44)	2.54
Total from investment operations	5.26	.96	2.36	(1.25)	2.73
Distributions from net investment income	(.13)	(.36)	(.25)	(.18)	(.10)
Distributions from net realized gain	(.90)	–	–	(1.03)	–
Total distributions	(1.02)E	(.36)	(.25)	(1.22)E	(.10)
Net asset value, end of period	$25.72	$21.48	$20.88	$18.77	$21.24
Total ReturnF,G	24.55%	4.70%	12.59%	(5.78)%	14.70%
Ratios to Average Net AssetsB,H,I
Expenses before reductions	1.32%	1.23%	1.24%	1.28%	1.34%
Expenses net of fee waivers, if any	1.31%	1.23%	1.23%	1.28%	1.34%
Expenses net of all reductions	1.31%	1.22%	1.23%	1.27%	1.33%
Net investment income (loss)	.43%	1.38%C	1.15%	.96%	.95%D
Supplemental Data
Net assets, end of period (000 omitted)	$12,188	$9,526	$10,385	$9,542	$10,615
Portfolio turnover rateJ	76%	104%	68%K	92%	90%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .58%.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class C

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$20.99	$20.40	$18.37	$20.81	$18.25
Income from Investment Operations
Net investment income (loss)A,B	(.03)	.16C	.12	.09	.08D
Net realized and unrealized gain (loss)	5.02	.68	2.08	(1.42)	2.49
Total from investment operations	4.99	.84	2.20	(1.33)	2.57
Distributions from net investment income	–	(.25)	(.17)	(.08)	(.01)
Distributions from net realized gain	(.87)	–	–	(1.03)	–
Total distributions	(.87)	(.25)	(.17)	(1.11)	(.01)
Net asset value, end of period	$25.11	$20.99	$20.40	$18.37	$20.81
Total ReturnE,F	23.82%	4.19%	11.96%	(6.26)%	14.07%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	1.88%	1.76%	1.78%	1.80%	1.86%
Expenses net of fee waivers, if any	1.88%	1.76%	1.77%	1.80%	1.85%
Expenses net of all reductions	1.88%	1.75%	1.77%	1.79%	1.85%
Net investment income (loss)	(.14)%	.86%C	.61%	.44%	.43%D
Supplemental Data
Net assets, end of period (000 omitted)	$6,948	$6,723	$8,813	$9,813	$10,703
Portfolio turnover rateI	76%	104%	68%J	92%	90%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .51%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .06%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$21.73	$21.11	$18.94	$21.41	$18.76
Income from Investment Operations
Net investment income (loss)A,B	.25	.38C	.35	.32	.31D
Net realized and unrealized gain (loss)	5.23	.72	2.16	(1.46)	2.57
Total from investment operations	5.48	1.10	2.51	(1.14)	2.88
Distributions from net investment income	(.25)	(.48)	(.34)	(.29)	(.23)
Distributions from net realized gain	(.90)	–	–	(1.03)	–
Total distributions	(1.15)	(.48)	(.34)	(1.33)E	(.23)
Net asset value, end of period	$26.06	$21.73	$21.11	$18.94	$21.41
Total ReturnF	25.26%	5.31%	13.24%	(5.20)%	15.39%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	.76%	.64%	.64%	.67%	.73%
Expenses net of fee waivers, if any	.75%	.64%	.64%	.67%	.73%
Expenses net of all reductions	.75%	.63%	.64%	.66%	.72%
Net investment income (loss)	.99%	1.97%C	1.74%	1.57%	1.56%D
Supplemental Data
Net assets, end of period (000 omitted)	$446,926	$373,322	$432,154	$806,342	$989,001
Portfolio turnover rateI	76%	104%	68%J	92%	90%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.62%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.19%.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class I

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$21.82	$21.22	$18.82	$21.28	$18.66
Income from Investment Operations
Net investment income (loss)A,B	.26	.38C	.34	.31	.30D
Net realized and unrealized gain (loss)	5.24	.72	2.14	(1.45)	2.55
Total from investment operations	5.50	1.10	2.48	(1.14)	2.85
Distributions from net investment income	(.25)	(.50)	(.08)	(.29)	(.23)
Distributions from net realized gain	(.90)	–	–	(1.03)	–
Total distributions	(1.15)	(.50)	(.08)	(1.32)	(.23)
Net asset value, end of period	$26.17	$21.82	$21.22	$18.82	$21.28
Total ReturnE	25.26%	5.31%	13.20%	(5.20)%	15.33%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	.75%	.67%	.67%	.69%	.76%
Expenses net of fee waivers, if any	.74%	.67%	.66%	.69%	.76%
Expenses net of all reductions	.74%	.66%	.66%	.68%	.75%
Net investment income (loss)	1.00%	1.94%C	1.72%	1.55%	1.53%D
Supplemental Data
Net assets, end of period (000 omitted)	$18,239	$9,420	$9,450	$98,119	$118,319
Portfolio turnover rateH	76%	104%	68%I	92%	90%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.59%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.16%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class Z

Years ended January 31,	2022	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$21.58	$20.97	$18.84	$21.30	$18.64
Income from Investment Operations
Net investment income (loss)B,C	.28	.41D	.38	.34	.34E
Net realized and unrealized gain (loss)	5.20	.71	2.14	(1.45)	2.57
Total from investment operations	5.48	1.12	2.52	(1.11)	2.91
Distributions from net investment income	(.28)	(.51)	(.39)	(.32)	(.25)
Distributions from net realized gain	(.90)	–	–	(1.03)	–
Total distributions	(1.18)	(.51)	(.39)	(1.35)	(.25)
Net asset value, end of period	$25.88	$21.58	$20.97	$18.84	$21.30
Total ReturnF	25.43%	5.43%	13.38%	(5.04)%	15.65%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.65%	.52%	.52%	.55%	.60%
Expenses net of fee waivers, if any	.65%	.52%	.52%	.55%	.60%
Expenses net of all reductions	.65%	.51%	.51%	.54%	.59%
Net investment income (loss)	1.10%	2.10%D	1.86%	1.70%	1.68%E
Supplemental Data
Net assets, end of period (000 omitted)	$20,576	$20,841	$12,905	$858	$888
Portfolio turnover rateI	76%	104%	68%J	92%	90%

 A For the period February 1, 2017 (commencement of operations) through January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.75%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.31%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2022

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Stock Selector Large Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$111,915,185
Gross unrealized depreciation	(9,207,732)
Net unrealized appreciation (depreciation)	$102,707,453
Tax Cost	$443,174,859

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$96,839
Undistributed long-term capital gain	$14,670,161
Net unrealized appreciation (depreciation) on securities and other investments	$102,707,573

The tax character of distributions paid was as follows:

	January 31, 2022	January 31, 2021
Ordinary Income	$13,137,853	$ 10,445,347
Long-term Capital Gains	9,491,071	–
Total	$22,628,924	$ 10,445,347

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Stock Selector Large Cap Value Fund	384,621,732	388,407,701

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$76,914	$2,804
Class M	.25%	.25%	56,732	–
Class C	.75%	.25%	72,069	11,893
			$205,715	$14,697

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$13,515
Class M	2,213
Class C(a)	771
$16,499

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$60,916.20
Class M	23,732.21
Class C	19,571.27
Stock Selector Large Cap Value	656,425.15
Class I	21,285.14
Class Z	7,631.04
	$789,560

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Stock Selector Large Cap Value Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Stock Selector Large Cap Value Fund	$5,588

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Stock Selector Large Cap Value Fund	Borrower	$5,821,000.32%		$51

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Stock Selector Large Cap Value Fund	33,999,519	38,183,092	4,742,901

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Stock Selector Large Cap Value Fund	1,308

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Stock Selector Large Cap Value Fund	$876

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Stock Selector Large Cap Value Fund	$98	$–	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,006.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2022	Year ended January 31, 2021
Fidelity Stock Selector Large Cap Value Fund
Distributions to shareholders
Class A	$1,458,259	$486,919
Class M	463,210	166,759
Class C	235,247	89,164
Stock Selector Large Cap Value	18,997,597	8,684,384
Class I	632,304	353,431
Class Z	842,307	664,690
Total	$22,628,924	$10,445,347

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2022	Year ended January 31, 2021	Year ended January 31, 2022	Year ended January 31, 2021
Fidelity Stock Selector Large Cap Value Fund
Class A
Shares sold	499,669	232,147	$12,832,213	$4,461,724
Reinvestment of distributions	54,592	20,946	1,394,818	429,721
Shares redeemed	(185,423)	(426,592)	(4,674,112)	(8,148,341)
Net increase (decrease)	368,838	(173,499)	$9,552,919	$(3,256,896)
Class M
Shares sold	54,496	42,288	$1,390,358	$792,314
Reinvestment of distributions	18,165	8,161	463,210	166,631
Shares redeemed	(42,334)	(104,335)	(1,057,097)	(1,906,589)
Net increase (decrease)	30,327	(53,886)	$796,471	$(947,644)
Class C
Shares sold	78,440	49,121	$1,947,324	$906,243
Reinvestment of distributions	9,440	4,543	235,247	89,038
Shares redeemed	(131,579)	(165,220)	(3,240,337)	(2,804,394)
Net increase (decrease)	(43,699)	(111,556)	$(1,057,766)	$(1,809,113)
Stock Selector Large Cap Value
Shares sold	2,740,948	1,689,962	$70,395,154	$32,116,561
Reinvestment of distributions	694,465	397,914	17,931,137	8,258,831
Shares redeemed	(3,465,566)	(5,381,493)	(89,617,663)	(102,662,962)
Net increase (decrease)	(30,153)	(3,293,617)	$(1,291,372)	$(62,287,570)
Class I
Shares sold	605,163	805,395	$15,087,077	$16,819,328
Reinvestment of distributions	23,134	9,970	599,870	211,831
Shares redeemed	(363,172)	(828,944)	(9,302,023)	(17,024,870)
Net increase (decrease)	265,125	(13,579)	$6,384,924	$6,289
Class Z
Shares sold	332,126	1,113,226	$8,567,920	$22,107,144
Reinvestment of distributions	31,519	26,137	807,823	549,160
Shares redeemed	(534,118)	(789,221)	(13,033,101)	(16,295,277)
Net increase (decrease)	(170,473)	350,142	$(3,657,358)	$6,361,027

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Stock Selector Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Stock Selector Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the “Fund”) as of January 31, 2022, the related statement of operations for the year ended January 31, 2022, the statement of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2022 and the financial highlights for each of the five years in the period ended January 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 16, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2021 to January 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses Paid During Period-B August 1, 2021 to January 31, 2022
Fidelity Stock Selector Large Cap Value Fund
Class A	1.05%
Actual		$1,000.00	$1,039.60	$5.40
Hypothetical-C		$1,000.00	$1,019.91	$5.35
Class M	1.31%
Actual		$1,000.00	$1,038.10	$6.73
Hypothetical-C		$1,000.00	$1,018.60	$6.67
Class C	1.88%
Actual		$1,000.00	$1,035.50	$9.65
Hypothetical-C		$1,000.00	$1,015.73	$9.55
Stock Selector Large Cap Value	.75%
Actual		$1,000.00	$1,040.90	$3.86
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class I	.75%
Actual		$1,000.00	$1,041.20	$3.86
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class Z	.65%
Actual		$1,000.00	$1,041.90	$3.35
Hypothetical-C		$1,000.00	$1,021.93	$3.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Stock Selector Large Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Insert Fund Name
Class A	03/07/22	03/04/22	$0.000	$0.710
Class M	03/07/22	03/04/22	$0.000	$0.710
Class C	03/07/22	03/04/22	$0.000	$0.710
Stock Selector Large Cap Value	03/07/22	03/04/22	$0.006	$0.710
Class I	03/07/22	03/04/22	$0.006	$0.710
Class Z	03/07/22	03/04/22	$0.008	$0.710

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2022, $24,268,307, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 62%; Class M designates 70%; Class C designates 97%; Stock Selector Large Cap Value designates 57%; Class I designates 57% and Class Z designates 55% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 66%; Class M designates 75%; Class C designates 100%; Stock Selector Large Cap Value designates 61%; Class I designates 61% and Class Z designates 59% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 4%; Class M designates 4%; Class C designates 0%; Stock Selector Large Cap Value designates 3%; Class I designates 3% and Class Z designates 3% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

LCV-ANN-0422
1.900194.112

Fidelity® Mid Cap Value Fund

Annual Report

January 31, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	21.28%	7.00%	10.72%
Class M (incl. 3.50% sales charge)	23.88%	7.21%	10.67%
Class C (incl. contingent deferred sales charge)	26.76%	7.47%	10.71%
Fidelity® Mid Cap Value Fund	29.11%	8.60%	11.71%
Class I	29.06%	8.59%	11.69%
Class Z	29.20%	8.73%	11.76%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value Fund, a class of the fund, on January 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$30,257	Fidelity® Mid Cap Value Fund
$32,197	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 23.29% for the 12 months ending January 31, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021, driven by improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market in January, with stocks sliding (-5.17%) as investors digested the Fed’s accelerated plan to hike interest rates amid soaring inflation, growing geopolitical tension and persistent coronavirus concerns. The January pullback – the largest opening-month decline since 2009 – was most sharply felt in more-speculative stocks, while fundamentally sound equities held steadier for the 12 months.

Comments from Lead Manager Neil Nabar and Co-Manager Anastasia Zabolotnikova:  For the fiscal year ending January 31, 2022, the fund's share classes (excluding sales charges, if applicable) gained about 28% to 29%, outperforming the 23.14% advance of the benchmark Russell Midcap® Value Index. Versus the benchmark, security selection was the primary contributor, especially in the real estate sector. Strong picks among industrials stocks, primarily driven by the capital goods industry, also lifted the portfolio's relative result. Adding further value were favorable investment choices in the communication services sector, especially within the media & entertainment group, and in the consumer discretionary sector. The biggest individual relative contributor was an overweight position in CBRE Group (+66%). Also aiding performance versus the benchmark was our outsized stake in Jones Lang LaSalle, which gained approximately 71%. Another notable relative contributor was the portfolio’s larger-than-benchmark position in Williams-Sonoma (+24%). We reduced our exposure to each of these stocks, but they remained among the fund’s top-10 holdings at period end. Conversely, security selection and an underweighting in energy hurt the fund’s relative performance most. Also hampering the portfolio's result on a relative basis this period was security selection and an overweighting in utilities, along with subpar picks among materials stocks. The biggest individual relative detractor was an overweight position in Best Buy (-1%). Also hindering performance was our overweighting in Jazz Pharmaceuticals, which returned about -10%. Further weighing on our result was outsized exposure to Allison Transmission, which returned roughly -15%. Allison Transmission and Best Buy were no longer held at period end. Changes in positioning the past 12 months include reduced allocations to the consumer discretionary, utilities and industrials sectors, and increased exposure to energy and financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On January 1, 2022, Neil Nabar and Anastasia Zabolotnikova became the fund's sole Lead Manager and Co-Manager, respectively, after having served alongside Kevin Walenta since July 2021.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2022

% of fund's net assets
Welltower, Inc.	3.7
Public Storage	1.9
Williams-Sonoma, Inc.	1.8
Jones Lang LaSalle, Inc.	1.8
CBRE Group, Inc.	1.6
PS Business Parks, Inc.	1.5
OGE Energy Corp.	1.5
M&T Bank Corp.	1.5
Evergy, Inc.	1.5
PACCAR, Inc.	1.4
18.2

Top Five Market Sectors as of January 31, 2022

% of fund's net assets
Financials	17.2
Industrials	14.8
Real Estate	11.7
Consumer Discretionary	10.0
Information Technology	9.7

Asset Allocation (% of fund's net assets)

As of January 31, 2022*
Stocks	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments – 3.6%

Schedule of Investments January 31, 2022

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 3.1%
Entertainment - 0.5%
Activision Blizzard, Inc.	56,600	$4,471,966
Electronic Arts, Inc.	27,000	3,581,820
		8,053,786
Interactive Media & Services - 0.7%
Ziff Davis, Inc. (a)	105,266	11,059,246
Media - 1.9%
Interpublic Group of Companies, Inc.	398,069	14,147,372
Nexstar Broadcasting Group, Inc. Class A	72,900	12,056,202
Thryv Holdings, Inc. (a)	162,283	5,262,838
		31,466,412

TOTAL COMMUNICATION SERVICES		50,579,444

CONSUMER DISCRETIONARY - 10.0%
Auto Components - 0.9%
Magna International, Inc. Class A (b)	176,800	14,251,848
Distributors - 0.5%
LKQ Corp.	132,200	7,256,458
Diversified Consumer Services - 0.5%
Adtalem Global Education, Inc. (a)	292,000	8,590,640
Hotels, Restaurants & Leisure - 3.1%
Hilton Worldwide Holdings, Inc. (a)	107,800	15,642,858
MGM Resorts International	501,000	21,402,720
Travel+Leisure Co.	231,600	13,154,880
		50,200,458
Household Durables - 2.4%
Garmin Ltd.	56,900	7,079,498
PulteGroup, Inc.	337,500	17,782,875
Tempur Sealy International, Inc.	339,734	13,524,811
		38,387,184
Specialty Retail - 2.6%
Dick's Sporting Goods, Inc. (b)	48,300	5,573,820
Victoria's Secret & Co. (a)	141,400	7,894,362
Williams-Sonoma, Inc. (b)	182,439	29,288,757
		42,756,939

TOTAL CONSUMER DISCRETIONARY		161,443,527

CONSUMER STAPLES - 4.1%
Food & Staples Retailing - 1.2%
Performance Food Group Co. (a)(b)	462,800	19,525,532
Food Products - 2.9%
Darling Ingredients, Inc. (a)	188,800	12,039,776
Ingredion, Inc.	49,393	4,677,517
Lamb Weston Holdings, Inc.	195,000	12,520,950
Tyson Foods, Inc. Class A	197,700	17,968,953
		47,207,196

TOTAL CONSUMER STAPLES		66,732,728

ENERGY - 6.4%
Energy Equipment & Services - 1.1%
Baker Hughes Co. Class A	217,000	5,954,480
Halliburton Co.	369,500	11,358,430
		17,312,910
Oil, Gas & Consumable Fuels - 5.3%
Cheniere Energy, Inc.	70,600	7,900,140
Devon Energy Corp.	318,700	16,116,659
Hess Corp.	196,100	18,098,069
HollyFrontier Corp.	234,200	8,234,472
Phillips 66 Co.	202,100	17,136,059
Targa Resources Corp.	300,400	17,747,632
		85,233,031

TOTAL ENERGY		102,545,941

FINANCIALS - 17.2%
Banks - 3.4%
Citizens Financial Group, Inc.	349,600	17,993,912
M&T Bank Corp.	140,600	23,814,828
Popular, Inc.	144,900	12,920,733
		54,729,473
Capital Markets - 3.2%
Ares Management Corp.	145,853	11,627,401
Carlyle Group LP	245,300	12,522,565
State Street Corp.	239,700	22,651,650
Virtu Financial, Inc. Class A	187,700	5,805,561
		52,607,177
Consumer Finance - 1.2%
Synchrony Financial	441,846	18,818,221
Diversified Financial Services - 1.8%
Apollo Global Management, Inc. (b)	295,300	20,671,000
WeWork, Inc. (a)(b)	1,137,700	8,453,111
		29,124,111
Insurance - 6.0%
Allstate Corp.	76,300	9,207,121
Arthur J. Gallagher & Co.	113,800	17,973,572
Hartford Financial Services Group, Inc.	285,800	20,540,446
Markel Corp. (a)	10,100	12,450,674
MetLife, Inc.	255,580	17,139,195
Old Republic International Corp.	772,100	19,788,923
		97,099,931
Thrifts & Mortgage Finance - 1.6%
NMI Holdings, Inc. (a)	501,200	12,399,688
Walker & Dunlop, Inc.	100,600	13,320,446
		25,720,134

TOTAL FINANCIALS		278,099,047

HEALTH CARE - 7.5%
Biotechnology - 1.1%
Regeneron Pharmaceuticals, Inc. (a)	11,400	6,937,926
Vertex Pharmaceuticals, Inc. (a)	46,000	11,180,300
		18,118,226
Health Care Equipment & Supplies - 0.6%
Hologic, Inc. (a)	130,300	9,152,272
Health Care Providers & Services - 4.3%
AmerisourceBergen Corp.	116,300	15,840,060
Cigna Corp.	34,800	8,020,008
DaVita HealthCare Partners, Inc. (a)	116,600	12,635,942
Molina Healthcare, Inc. (a)	50,900	14,785,432
Quest Diagnostics, Inc.	45,000	6,075,900
Tenet Healthcare Corp. (a)	167,899	12,444,674
		69,802,016
Life Sciences Tools & Services - 0.8%
Bio-Rad Laboratories, Inc. Class A (a)	20,200	12,114,546
Pharmaceuticals - 0.7%
Jazz Pharmaceuticals PLC (a)	82,413	11,447,990

TOTAL HEALTH CARE		120,635,050

INDUSTRIALS - 14.8%
Building Products - 1.7%
Builders FirstSource, Inc. (a)	237,400	16,140,826
UFP Industries, Inc.	141,900	11,332,134
		27,472,960
Commercial Services & Supplies - 0.5%
The Brink's Co.	120,700	8,422,446
Construction & Engineering - 1.8%
EMCOR Group, Inc.	115,600	13,780,676
Willscot Mobile Mini Holdings (a)	407,500	15,093,800
		28,874,476
Electrical Equipment - 2.5%
Acuity Brands, Inc.	81,251	15,562,004
Hubbell, Inc. Class B	51,000	9,551,790
Regal Rexnord Corp.	98,800	15,657,824
		40,771,618
Machinery - 4.4%
Crane Co.	155,667	16,113,091
Dover Corp.	82,600	14,034,566
ITT, Inc.	127,700	11,738,184
Mueller Industries, Inc.	128,700	6,648,642
PACCAR, Inc.	245,000	22,782,550
		71,317,033
Professional Services - 1.5%
CACI International, Inc. Class A (a)	61,800	15,293,028
Manpower, Inc.	92,926	9,745,150
		25,038,178
Road & Rail - 1.7%
Knight-Swift Transportation Holdings, Inc. Class A	317,000	17,935,860
XPO Logistics, Inc. (a)	132,900	8,793,993
		26,729,853
Trading Companies & Distributors - 0.7%
MSC Industrial Direct Co., Inc. Class A	135,300	11,045,892

TOTAL INDUSTRIALS		239,672,456

INFORMATION TECHNOLOGY - 9.7%
Communications Equipment - 1.6%
Juniper Networks, Inc.	209,100	7,280,862
Motorola Solutions, Inc.	81,000	18,787,140
		26,068,002
Electronic Equipment & Components - 1.5%
CDW Corp.	21,900	4,140,195
TD SYNNEX Corp.	122,200	12,778,454
Vontier Corp.	254,000	7,139,940
		24,058,589
IT Services - 2.7%
Amdocs Ltd.	138,097	10,480,181
Concentrix Corp.	62,300	12,521,677
DXC Technology Co. (a)	402,600	12,110,208
Global Payments, Inc.	58,000	8,693,040
		43,805,106
Semiconductors & Semiconductor Equipment - 2.0%
GlobalFoundries, Inc.	183,756	9,066,521
Microchip Technology, Inc.	155,100	12,017,148
onsemi (a)	177,700	10,484,300
		31,567,969
Software - 1.2%
SS&C Technologies Holdings, Inc.	159,400	12,731,278
Telos Corp. (a)	562,800	6,579,132
		19,310,410
Technology Hardware, Storage & Peripherals - 0.7%
HP, Inc.	322,200	11,834,406

TOTAL INFORMATION TECHNOLOGY		156,644,482

MATERIALS - 7.4%
Chemicals - 3.9%
Celanese Corp. Class A	81,800	12,737,078
Corteva, Inc.	353,600	17,001,088
Eastman Chemical Co.	92,700	11,024,811
Element Solutions, Inc.	415,100	9,314,844
Huntsman Corp.	203,500	7,291,405
Olin Corp.	118,100	5,984,127
		63,353,353
Containers & Packaging - 1.9%
Ball Corp.	174,700	16,963,370
Berry Global Group, Inc. (a)	205,900	13,881,778
		30,845,148
Metals & Mining - 1.6%
Freeport-McMoRan, Inc.	377,900	14,065,438
Reliance Steel & Aluminum Co.	70,938	10,845,001
		24,910,439

TOTAL MATERIALS		119,108,940

REAL ESTATE - 11.7%
Equity Real Estate Investment Trusts (REITs) - 8.3%
PS Business Parks, Inc.	147,242	24,583,524
Public Storage	87,100	31,227,963
Sunstone Hotel Investors, Inc. (a)	1,695,690	19,178,254
Welltower, Inc.	680,800	58,977,704
		133,967,445
Real Estate Management & Development - 3.4%
CBRE Group, Inc.	253,256	25,664,963
Jones Lang LaSalle, Inc. (a)	114,819	28,795,457
		54,460,420

TOTAL REAL ESTATE		188,427,865

UTILITIES - 7.8%
Electric Utilities - 5.5%
American Electric Power Co., Inc.	203,000	18,351,200
Edison International	255,700	16,055,403
Evergy, Inc.	358,300	23,275,168
Exelon Corp.	104,784	6,072,233
OGE Energy Corp.	640,474	24,286,774
		88,040,778
Independent Power and Renewable Electricity Producers - 1.2%
NextEra Energy Partners LP (b)	260,800	19,617,376
Multi-Utilities - 1.1%
MDU Resources Group, Inc.	595,972	17,503,698

TOTAL UTILITIES		125,161,852

TOTAL COMMON STOCKS
(Cost $1,405,293,701)		1,609,051,332

Money Market Funds - 6.3%
Fidelity Cash Central Fund 0.08% (c)	3,865,859	3,866,632
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	98,188,475	98,198,294
TOTAL MONEY MARKET FUNDS
(Cost $102,064,926)		102,064,926
TOTAL INVESTMENT IN SECURITIES - 106.0%
(Cost $1,507,358,627)		1,711,116,258
NET OTHER ASSETS (LIABILITIES) - (6.0)%		(97,397,526)
NET ASSETS - 100%		$1,613,718,732

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$28,001,175	$241,993,510	$266,127,487	$6,492	$(566)	$--	$3,866,632	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	37,710,919	348,200,885	287,713,510	61,567	--	--	98,198,294	0.3%
Total	$65,712,094	$590,194,395	$553,840,997	$68,059	$(566)	$--	$102,064,926

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$50,579,444	$50,579,444	$--	$--
Consumer Discretionary	161,443,527	161,443,527	--	--
Consumer Staples	66,732,728	66,732,728	--	--
Energy	102,545,941	102,545,941	--	--
Financials	278,099,047	278,099,047	--	--
Health Care	120,635,050	120,635,050	--	--
Industrials	239,672,456	239,672,456	--	--
Information Technology	156,644,482	156,644,482	--	--
Materials	119,108,940	119,108,940	--	--
Real Estate	188,427,865	188,427,865	--	--
Utilities	125,161,852	125,161,852	--	--
Money Market Funds	102,064,926	102,064,926	--	--
Total Investments in Securities:	$1,711,116,258	$1,711,116,258	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2022
Assets
Investment in securities, at value (including securities loaned of $99,306,398) — See accompanying schedule: Unaffiliated issuers (cost $1,405,293,701)	$1,609,051,332
Fidelity Central Funds (cost $102,064,926)	102,064,926
Total Investment in Securities (cost $1,507,358,627)		$1,711,116,258
Cash		157,712
Receivable for investments sold		11,295,610
Receivable for fund shares sold		1,479,305
Dividends receivable		476,157
Distributions receivable from Fidelity Central Funds		14,987
Prepaid expenses		1,265
Total assets		1,724,541,294
Liabilities
Payable for investments purchased	$9,903,282
Payable for fund shares redeemed	1,698,185
Accrued management fee	639,962
Distribution and service plan fees payable	89,343
Other affiliated payables	251,550
Other payables and accrued expenses	53,665
Collateral on securities loaned	98,186,575
Total liabilities		110,822,562
Net Assets		$1,613,718,732
Net Assets consist of:
Paid in capital		$1,331,832,969
Total accumulated earnings (loss)		281,885,763
Net Assets		$1,613,718,732
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($167,448,166 ÷ 5,804,089 shares)(a)		$28.85
Maximum offering price per share (100/94.25 of $28.85)		$30.61
Class M:
Net Asset Value and redemption price per share ($38,920,441 ÷ 1,356,940 shares)(a)		$28.68
Maximum offering price per share (100/96.50 of $28.68)		$29.72
Class C:
Net Asset Value and offering price per share ($43,673,309 ÷ 1,571,785 shares)(a)		$27.79
Mid Cap Value:
Net Asset Value, offering price and redemption price per share ($1,172,691,462 ÷ 39,972,026 shares)		$29.34
Class I:
Net Asset Value, offering price and redemption price per share ($128,301,458 ÷ 4,414,355 shares)		$29.06
Class Z:
Net Asset Value, offering price and redemption price per share ($62,683,896 ÷ 2,158,923 shares)		$29.03

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2022
Investment Income
Dividends		$29,031,720
Income from Fidelity Central Funds (including $61,567 from security lending)		68,059
Total income		29,099,779
Expenses
Management fee
Basic fee	$8,005,229
Performance adjustment	(2,399,311)
Transfer agent fees	2,473,222
Distribution and service plan fees	1,048,396
Accounting fees	476,519
Custodian fees and expenses	17,961
Independent trustees' fees and expenses	5,428
Registration fees	124,963
Audit	56,962
Legal	7,539
Interest	73
Miscellaneous	6,514
Total expenses before reductions	9,823,495
Expense reductions	(35,144)
Total expenses after reductions		9,788,351
Net investment income (loss)		19,311,428
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	275,878,405
Fidelity Central Funds	(566)
Foreign currency transactions	76
Total net realized gain (loss)		275,877,915
Change in net unrealized appreciation (depreciation) on investment securities		59,583,630
Net gain (loss)		335,461,545
Net increase (decrease) in net assets resulting from operations		$354,772,973

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2022	Year ended January 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,311,428	$23,863,421
Net realized gain (loss)	275,877,915	(67,360,610)
Change in net unrealized appreciation (depreciation)	59,583,630	69,179,648
Net increase (decrease) in net assets resulting from operations	354,772,973	25,682,459
Distributions to shareholders	(20,531,671)	(23,901,751)
Share transactions - net increase (decrease)	50,003,955	(328,621,412)
Total increase (decrease) in net assets	384,245,257	(326,840,704)
Net Assets
Beginning of period	1,229,473,475	1,556,314,179
End of period	$1,613,718,732	$1,229,473,475

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Mid Cap Value Fund Class A

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$22.67	$21.75	$20.91	$26.62	$24.94
Income from Investment Operations
Net investment income (loss)A,B	.29	.35	.38	.39	.44C
Net realized and unrealized gain (loss)	6.21	.97	.83	(3.35)	3.54
Total from investment operations	6.50	1.32	1.21	(2.96)	3.98
Distributions from net investment income	(.32)	(.40)	(.37)	(.40)	(.43)
Distributions from net realized gain	–	–	–	(2.35)	(1.87)
Total distributions	(.32)	(.40)	(.37)	(2.75)	(2.30)
Net asset value, end of period	$28.85	$22.67	$21.75	$20.91	$26.62
Total ReturnD,E	28.68%	6.12%	5.72%	(11.23)%	16.13%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	.86%	.73%	.76%	.82%	.98%
Expenses net of fee waivers, if any	.86%	.73%	.76%	.82%	.98%
Expenses net of all reductions	.86%	.72%	.75%	.81%	.97%
Net investment income (loss)	1.05%	1.79%	1.77%	1.66%	1.67%C
Supplemental Data
Net assets, end of period (000 omitted)	$167,448	$122,838	$141,439	$173,538	$255,907
Portfolio turnover rateH	80%	67%	83%I	80%I	138%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.18%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class M

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$22.54	$21.65	$20.82	$26.51	$24.84
Income from Investment Operations
Net investment income (loss)A,B	.22	.29	.32	.32	.36C
Net realized and unrealized gain (loss)	6.18	.95	.82	(3.33)	3.54
Total from investment operations	6.40	1.24	1.14	(3.01)	3.90
Distributions from net investment income	(.26)	(.35)	(.31)	(.33)	(.35)
Distributions from net realized gain	–	–	–	(2.35)	(1.87)
Total distributions	(.26)	(.35)	(.31)	(2.68)	(2.23)D
Net asset value, end of period	$28.68	$22.54	$21.65	$20.82	$26.51
Total ReturnE,F	28.38%	5.76%	5.44%	(11.48)%	15.84%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	1.12%	1.01%	1.03%	1.10%	1.25%
Expenses net of fee waivers, if any	1.12%	1.01%	1.03%	1.10%	1.25%
Expenses net of all reductions	1.12%	1.00%	1.02%	1.09%	1.24%
Net investment income (loss)	.79%	1.51%	1.50%	1.39%	1.40%C
Supplemental Data
Net assets, end of period (000 omitted)	$38,920	$30,549	$35,684	$41,540	$57,807
Portfolio turnover rateI	80%	67%	83%J	80%J	138%J

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .76%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class C

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$21.84	$20.99	$20.19	$25.76	$24.22
Income from Investment Operations
Net investment income (loss)A,B	.08	.19	.21	.21	.23C
Net realized and unrealized gain (loss)	5.98	.91	.80	(3.23)	3.43
Total from investment operations	6.06	1.10	1.01	(3.02)	3.66
Distributions from net investment income	(.11)	(.25)	(.21)	(.20)	(.25)
Distributions from net realized gain	–	–	–	(2.35)	(1.87)
Total distributions	(.11)	(.25)	(.21)	(2.55)	(2.12)
Net asset value, end of period	$27.79	$21.84	$20.99	$20.19	$25.76
Total ReturnD,E	27.76%	5.26%	4.96%	(11.89)%	15.28%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	1.62%	1.49%	1.51%	1.56%	1.72%
Expenses net of fee waivers, if any	1.62%	1.49%	1.51%	1.56%	1.72%
Expenses net of all reductions	1.62%	1.48%	1.50%	1.55%	1.71%
Net investment income (loss)	.28%	1.04%	1.02%	.92%	.93%C
Supplemental Data
Net assets, end of period (000 omitted)	$43,673	$43,128	$60,685	$85,519	$138,506
Portfolio turnover rateH	80%	67%	83%I	80%I	138%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .44%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$23.03	$22.09	$21.23	$26.99	$25.24
Income from Investment Operations
Net investment income (loss)A,B	.38	.41	.45	.47	.52C
Net realized and unrealized gain (loss)	6.32	.99	.84	(3.41)	3.60
Total from investment operations	6.70	1.40	1.29	(2.94)	4.12
Distributions from net investment income	(.39)	(.46)	(.43)	(.47)	(.50)
Distributions from net realized gain	–	–	–	(2.35)	(1.87)
Total distributions	(.39)	(.46)	(.43)	(2.82)	(2.37)
Net asset value, end of period	$29.34	$23.03	$22.09	$21.23	$26.99
Total ReturnD	29.11%	6.37%	6.03%	(10.97)%	16.51%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.57%	.44%	.46%	.53%	.69%
Expenses net of fee waivers, if any	.57%	.43%	.46%	.53%	.69%
Expenses net of all reductions	.57%	.43%	.45%	.52%	.68%
Net investment income (loss)	1.34%	2.09%	2.07%	1.96%	1.96%C
Supplemental Data
Net assets, end of period (000 omitted)	$1,172,691	$920,386	$1,156,286	$1,456,510	$2,332,143
Portfolio turnover rateG	80%	67%	83%H	80%H	138%H

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.47%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class I

Years ended January 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$22.82	$21.88	$21.03	$26.77	$25.05
Income from Investment Operations
Net investment income (loss)A,B	.37	.41	.45	.46	.51C
Net realized and unrealized gain (loss)	6.26	.98	.83	(3.38)	3.58
Total from investment operations	6.63	1.39	1.28	(2.92)	4.09
Distributions from net investment income	(.39)	(.45)	(.43)	(.47)	(.50)
Distributions from net realized gain	–	–	–	(2.35)	(1.87)
Total distributions	(.39)	(.45)	(.43)	(2.82)	(2.37)
Net asset value, end of period	$29.06	$22.82	$21.88	$21.03	$26.77
Total ReturnD	29.06%	6.41%	6.01%	(10.99)%	16.52%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.59%	.42%	.46%	.53%	.69%
Expenses net of fee waivers, if any	.59%	.42%	.46%	.53%	.69%
Expenses net of all reductions	.59%	.41%	.45%	.52%	.68%
Net investment income (loss)	1.32%	2.10%	2.07%	1.95%	1.95%C
Supplemental Data
Net assets, end of period (000 omitted)	$128,301	$94,586	$127,647	$244,054	$410,868
Portfolio turnover rateG	80%	67%	83%H	80%H	138%H

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.47%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class Z

Years ended January 31,	2022	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$22.80	$21.86	$21.01	$26.76	$25.03
Income from Investment Operations
Net investment income (loss)B,C	.41	.43	.48	.49	.56D
Net realized and unrealized gain (loss)	6.25	.99	.83	(3.38)	3.59
Total from investment operations	6.66	1.42	1.31	(2.89)	4.15
Distributions from net investment income	(.43)	(.48)	(.46)	(.51)	(.54)
Distributions from net realized gain	–	–	–	(2.35)	(1.87)
Total distributions	(.43)	(.48)	(.46)	(2.86)	(2.42)E
Net asset value, end of period	$29.03	$22.80	$21.86	$21.01	$26.76
Total ReturnF	29.20%	6.54%	6.19%	(10.86)%	16.74%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.45%	.29%	.33%	.40%	.56%
Expenses net of fee waivers, if any	.45%	.29%	.33%	.40%	.56%
Expenses net of all reductions	.45%	.28%	.32%	.39%	.55%
Net investment income (loss)	1.45%	2.23%	2.20%	2.09%	2.09%D
Supplemental Data
Net assets, end of period (000 omitted)	$62,684	$17,987	$34,573	$35,972	$32,974
Portfolio turnover rateI	80%	67%	83%J	80%J	138%J

 A For the period February 1, 2017 (commencement of sale of shares) through January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.60%.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2022

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Mid Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$244,604,145
Gross unrealized depreciation	(41,150,220)
Net unrealized appreciation (depreciation)	$203,453,925
Tax Cost	$1,507,662,333

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$79,097,902
Net unrealized appreciation (depreciation) on securities and other investments	$203,453,925

The tax character of distributions paid was as follows:

	January 31, 2022	January 31, 2021
Ordinary Income	$20,531,671	$ 23,901,751

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Mid Cap Value Fund	1,257,954,228	1,197,008,381

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$391,281	$5,061
Class M	.25%	.25%	190,014	–
Class C	.75%	.25%	467,101	27,069
			$1,048,396	$32,130

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$50,555
Class M	6,077
Class C(a)	457
$57,089

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$313,882.20
Class M	80,232.21
Class C	99,209.21
Mid Cap Value	1,761,942.16
Class I	204,615.18
Class Z	13,342.04
	$2,473,222

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Mid Cap Value Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Mid Cap Value Fund	$20,609

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Mid Cap Value Fund	Borrower	$9,011,000.29%		$73

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Mid Cap Value Fund	54,659,156	112,373,286	23,958,155

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Mid Cap Value Fund	$2,525

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Mid Cap Value Fund	$6,618	$437	$1,552,127

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $5.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $35,139.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2022	Year ended January 31, 2021
Fidelity Mid Cap Value Fund
Distributions to shareholders
Class A	$1,853,949	$2,163,678
Class M	356,699	465,254
Class C	185,496	513,185
Mid Cap Value	15,616,805	18,752,263
Class I	1,738,458	1,638,592
Class Z	780,264	368,779
Total	$20,531,671	$23,901,751

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2022	Year ended January 31, 2021	Year ended January 31, 2022	Year ended January 31, 2021
Fidelity Mid Cap Value Fund
Class A
Shares sold	1,390,327	917,329	$38,599,297	$17,574,702
Reinvestment of distributions	62,691	95,063	1,813,639	2,107,549
Shares redeemed	(1,068,584)	(2,094,919)	(29,625,079)	(40,636,481)
Net increase (decrease)	384,434	(1,082,527)	$10,787,857	$(20,954,230)
Class M
Shares sold	315,877	153,342	$8,713,904	$3,056,204
Reinvestment of distributions	12,290	20,936	353,703	461,857
Shares redeemed	(326,387)	(467,588)	(9,069,366)	(8,724,533)
Net increase (decrease)	1,780	(293,310)	$(1,759)	$(5,206,472)
Class C
Shares sold	210,777	119,309	$5,629,261	$2,185,949
Reinvestment of distributions	6,628	23,849	184,919	510,123
Shares redeemed	(620,186)	(1,060,142)	(16,379,286)	(19,578,112)
Net increase (decrease)	(402,781)	(916,984)	$(10,565,106)	$(16,882,040)
Mid Cap Value
Shares sold	6,790,784	3,482,266	$191,633,827	$69,370,479
Reinvestment of distributions	505,864	796,192	14,877,454	17,930,244
Shares redeemed	(7,287,371)	(16,671,262)	(204,834,538)	(327,351,759)
Net increase (decrease)	9,277	(12,392,804)	$1,676,743	$(240,051,036)
Class I
Shares sold	2,239,279	2,174,158	$63,421,208	$44,402,514
Reinvestment of distributions	58,660	72,727	1,709,349	1,622,550
Shares redeemed	(2,028,004)	(3,935,478)	(56,357,435)	(75,322,550)
Net increase (decrease)	269,935	(1,688,593)	$8,773,122	$(29,297,486)
Class Z
Shares sold	1,690,831	1,066,509	$48,376,943	$19,594,806
Reinvestment of distributions	23,838	15,261	693,672	340,157
Shares redeemed	(344,789)	(1,874,633)	(9,737,517)	(36,165,111)
Net increase (decrease)	1,369,880	(792,863)	$39,333,098	$(16,230,148)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Mid Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the “Fund”) as of January 31, 2022, the related statement of operations for the year ended January 31, 2022, the statement of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2022 and the financial highlights for each of the five years in the period ended January 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 16, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2021 to January 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses Paid During Period-B August 1, 2021 to January 31, 2022
Fidelity Mid Cap Value Fund
Class A	.92%
Actual		$1,000.00	$1,043.00	$4.74
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Class M	1.18%
Actual		$1,000.00	$1,041.20	$6.07
Hypothetical-C		$1,000.00	$1,019.26	$6.01
Class C	1.69%
Actual		$1,000.00	$1,039.20	$8.69
Hypothetical-C		$1,000.00	$1,016.69	$8.59
Mid Cap Value	.63%
Actual		$1,000.00	$1,044.40	$3.25
Hypothetical-C		$1,000.00	$1,022.03	$3.21
Class I	.65%
Actual		$1,000.00	$1,044.00	$3.35
Hypothetical-C		$1,000.00	$1,021.93	$3.31
Class Z	.49%
Actual		$1,000.00	$1,044.90	$2.53
Hypothetical-C		$1,000.00	$1,022.74	$2.50

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Mid Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Mid Cap Value Fund
Class A	03/07/22	03/04/22	$1.434
Class M	03/07/22	03/04/22	$1.434
Class C	03/07/22	03/04/22	$1.434
Mid Cap Value	03/07/22	03/04/22	$1.434
Class I	03/07/22	03/04/22	$1.434
Class Z	03/07/22	03/04/22	$1.434

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2022, $81,289,488, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Mid Cap Value, Class I and Class Z designate 100% of the dividends distributed during the fiscal year during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Mid Cap Value, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

MCV-ANN-0422
1.900180.112

Fidelity Flex® Funds

Fidelity Flex® Mid Cap Value Fund

Annual Report

January 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2022	Past 1 year	Life of fundA
Fidelity Flex® Mid Cap Value Fund	28.30%	12.05%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Mid Cap Value Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$17,471	Fidelity Flex® Mid Cap Value Fund
$15,819	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 23.29% for the 12 months ending January 31, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021, driven by improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market in January, with stocks sliding (-5.17%) as investors digested the Fed’s accelerated plan to hike interest rates amid soaring inflation, growing geopolitical tension and persistent coronavirus concerns. The January pullback – the largest opening-month decline since 2009 – was most sharply felt in more-speculative stocks, while fundamentally sound equities held steadier for the 12 months.

Comments from Portfolio Manager Matt Friedman:  For the fiscal year ending January 31, 2022, the fund gained 28.30%, outperforming the 23.14% result of the benchmark Russell Midcap® Value Index. Versus the benchmark, security selection was the primary contributor, especially in the capital goods area of the industrials sector. Stock picking and an underweighting in the communication services sector, primarily driven by the media & entertainment industry, also helped. Also helping were stock picks and an overweighting in the financials sector, especially within the diversified financials industry. Our non-benchmark stake in Canadian National Resources, a position we established this period, was the fund's biggest individual relative contributor, driven by an increase of 71%. Also helping performance was our overweighting in Olin, which gained 118%. Olin was among the fund's biggest holdings this period. The fund's non-benchmark stake in Cheniere Energy, one of our largest holdings at period end, gained 77%. In contrast, the primary detractor from performance versus the benchmark was stock selection in utilities. Also hampering the fund's relative result was security selection in the information technology sector, primarily within the technology hardware & equipment industry. Stock picking and an underweighting in real estate also hurt the fund's relative performance. The fund's biggest individual relative detractor was our overweighting in Gap, which returned about -46%. This is a position we established this period. The fund's stake in Unisys, a non-benchmark position we established this period, returned roughly -25%. Also hindering performance was our outsized stake in Hologic, which returned roughly -23%. Hologic was not held at period end. Notable changes in positioning include a higher allocation to the energy and information technology sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2022

% of fund's net assets
Canadian Natural Resources Ltd.	2.6
Cigna Corp.	2.2
CubeSmart	2.1
Equity Lifestyle Properties, Inc.	2.0
Builders FirstSource, Inc.	1.8
Hess Corp.	1.8
Ameriprise Financial, Inc.	1.7
Cheniere Energy, Inc.	1.7
Edison International	1.7
PG&E Corp.	1.5
19.1

Top Five Market Sectors as of January 31, 2022

% of fund's net assets
Industrials	19.9
Financials	16.4
Consumer Discretionary	10.8
Materials	8.9
Utilities	8.9

Asset Allocation (% of fund's net assets)

As of January 31, 2022*
Stocks and Equity Futures	100.1%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.1)%

 * Foreign investments - 16.2%

 ** Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments January 31, 2022

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
COMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 0.5%
Liberty Global PLC Class C (a)	4,536	$122,653
Interactive Media & Services - 0.8%
Ziff Davis, Inc. (a)	1,916	201,295
Media - 1.8%
Interpublic Group of Companies, Inc.	6,648	236,270
Nexstar Broadcasting Group, Inc. Class A	1,116	184,564
		420,834

TOTAL COMMUNICATION SERVICES		744,782

CONSUMER DISCRETIONARY - 10.8%
Auto Components - 0.8%
Adient PLC (a)	4,811	201,918
Distributors - 0.7%
LKQ Corp.	3,286	180,369
Diversified Consumer Services - 1.5%
Adtalem Global Education, Inc. (a)	7,447	219,091
Laureate Education, Inc. Class A	11,067	139,998
		359,089
Hotels, Restaurants & Leisure - 0.9%
Caesars Entertainment, Inc. (a)	2,872	218,674
Household Durables - 1.8%
Mohawk Industries, Inc. (a)	1,586	250,382
Taylor Morrison Home Corp. (a)	5,803	178,094
		428,476
Internet & Direct Marketing Retail - 0.8%
eBay, Inc.	3,151	189,281
Multiline Retail - 2.0%
Dollar Tree, Inc. (a)	2,557	335,530
Nordstrom, Inc. (a)	6,589	148,253
		483,783
Specialty Retail - 2.3%
Gap, Inc.	11,035	199,402
Rent-A-Center, Inc.	5,489	231,361
Victoria's Secret & Co. (a)	2,329	130,028
		560,791

TOTAL CONSUMER DISCRETIONARY		2,622,381

CONSUMER STAPLES - 4.2%
Beverages - 1.0%
Primo Water Corp.	14,918	249,131
Food & Staples Retailing - 0.9%
U.S. Foods Holding Corp. (a)	5,877	207,223
Food Products - 1.6%
Bunge Ltd.	1,168	115,468
Darling Ingredients, Inc. (a)	4,143	264,199
		379,667
Tobacco - 0.7%
Altria Group, Inc.	3,348	170,346

TOTAL CONSUMER STAPLES		1,006,367

ENERGY - 7.0%
Energy Equipment & Services - 0.9%
Liberty Oilfield Services, Inc. Class A (a)	18,491	223,741
Oil, Gas & Consumable Fuels - 6.1%
Canadian Natural Resources Ltd.	12,546	638,177
Cheniere Energy, Inc.	3,623	405,414
Hess Corp.	4,615	425,918
		1,469,509

TOTAL ENERGY		1,693,250

FINANCIALS - 16.4%
Banks - 3.0%
East West Bancorp, Inc.	2,321	200,395
First Citizens Bancshares, Inc.	314	244,631
Signature Bank	924	281,478
		726,504
Capital Markets - 4.3%
Ameriprise Financial, Inc.	1,360	413,862
Lazard Ltd. Class A	6,444	281,216
LPL Financial	1,986	342,228
		1,037,306
Consumer Finance - 2.3%
OneMain Holdings, Inc.	5,883	303,916
SLM Corp.	13,552	248,544
		552,460
Diversified Financial Services - 0.6%
Voya Financial, Inc.	2,262	153,726
Insurance - 6.2%
American Financial Group, Inc.	2,344	305,376
Arch Capital Group Ltd. (a)	7,874	364,724
Assurant, Inc.	1,914	291,904
Reinsurance Group of America, Inc.	1,673	192,111
The Travelers Companies, Inc.	2,198	365,264
		1,519,379

TOTAL FINANCIALS		3,989,375

HEALTH CARE - 6.7%
Biotechnology - 0.9%
United Therapeutics Corp. (a)	1,129	227,911
Health Care Providers & Services - 4.7%
Centene Corp. (a)	4,322	336,079
Cigna Corp.	2,315	533,515
Laboratory Corp. of America Holdings (a)	962	261,048
		1,130,642
Pharmaceuticals - 1.1%
Jazz Pharmaceuticals PLC (a)	1,973	274,069

TOTAL HEALTH CARE		1,632,622

INDUSTRIALS - 19.9%
Aerospace & Defense - 1.1%
Curtiss-Wright Corp.	1,923	255,355
Air Freight & Logistics - 1.0%
FedEx Corp.	975	239,714
Building Products - 3.0%
Builders FirstSource, Inc. (a)	6,553	445,538
Jeld-Wen Holding, Inc. (a)	12,085	285,206
		730,744
Commercial Services & Supplies - 0.9%
The Brink's Co.	3,218	224,552
Construction & Engineering - 2.3%
Fluor Corp. (a)	11,816	248,609
Willscot Mobile Mini Holdings (a)	8,468	313,655
		562,264
Machinery - 2.4%
Allison Transmission Holdings, Inc.	8,260	313,797
Crane Co.	2,551	264,054
		577,851
Marine - 1.0%
Kirby Corp. (a)	3,562	232,171
Professional Services - 3.1%
KBR, Inc.	4,429	192,219
Manpower, Inc.	2,283	239,418
Nielsen Holdings PLC	17,308	326,429
		758,066
Road & Rail - 2.1%
Ryder System, Inc.	2,125	155,529
TFI International, Inc. (Canada)	2,276	219,068
XPO Logistics, Inc. (a)	2,013	133,200
		507,797
Trading Companies & Distributors - 3.0%
AerCap Holdings NV (a)	3,131	197,253
Beacon Roofing Supply, Inc. (a)	5,107	280,221
Univar, Inc. (a)	9,642	255,513
		732,987

TOTAL INDUSTRIALS		4,821,501

INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 0.6%
Plantronics, Inc. (a)	4,869	129,759
Electronic Equipment & Components - 1.0%
Flex Ltd. (a)	15,517	251,065
IT Services - 1.7%
DXC Technology Co. (a)	5,721	172,088
Unisys Corp. (a)	13,576	247,762
		419,850
Software - 2.4%
NCR Corp. (a)	5,429	206,628
SS&C Technologies Holdings, Inc.	4,591	366,683
		573,311

TOTAL INFORMATION TECHNOLOGY		1,373,985

MATERIALS - 8.9%
Chemicals - 3.8%
Axalta Coating Systems Ltd. (a)	9,902	293,198
Eastman Chemical Co.	1,491	177,325
Olin Corp.	4,712	238,757
Tronox Holdings PLC	9,334	211,882
		921,162
Construction Materials - 0.7%
Eagle Materials, Inc.	1,223	178,375
Containers & Packaging - 2.8%
Berry Global Group, Inc. (a)	3,747	252,623
Crown Holdings, Inc.	1,954	223,538
O-I Glass, Inc. (a)	15,366	204,521
		680,682
Metals & Mining - 1.6%
Arconic Corp. (a)	6,685	206,767
Constellium NV (a)	10,483	183,348
		390,115

TOTAL MATERIALS		2,170,334

REAL ESTATE - 7.4%
Equity Real Estate Investment Trusts (REITs) - 7.3%
American Tower Corp.	1,022	257,033
CubeSmart	9,902	502,427
Equinix, Inc.	428	310,257
Equity Lifestyle Properties, Inc.	6,155	481,875
Ventas, Inc.	4,186	221,942
		1,773,534
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC (a)	835	17,527

TOTAL REAL ESTATE		1,791,061

UTILITIES - 8.9%
Electric Utilities - 5.8%
Edison International	6,449	404,933
Exelon Corp.	4,805	278,450
FirstEnergy Corp.	8,589	360,394
PG&E Corp. (a)	28,696	367,022
		1,410,799
Independent Power and Renewable Electricity Producers - 2.0%
The AES Corp.	15,180	336,692
Vistra Corp.	6,785	147,981
		484,673
Multi-Utilities - 1.1%
MDU Resources Group, Inc.	9,347	274,521

TOTAL UTILITIES		2,169,993

TOTAL COMMON STOCKS
(Cost $17,909,529)		24,015,651
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.17% 4/21/22 (b)
(Cost $19,993)	20,000	19,993
	Shares	Value

Money Market Funds - 2.4%
Fidelity Cash Central Fund 0.08% (c)
(Cost $593,446)	593,327	593,446
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $18,522,968)		24,629,090
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(358,435)
NET ASSETS - 100%		$24,270,655

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	1	March 2022	$262,970	$(9,730)	$(9,730)

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $19,993.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$256,574	$18,683,889	$18,347,018	$387	$1	$--	$593,446	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	--	513,075	513,075	2	--	--	--	0.0%
Total	$256,574	$19,196,964	$18,860,093	$389	$1	$--	$593,446

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$744,782	$744,782	$--	$--
Consumer Discretionary	2,622,381	2,622,381	--	--
Consumer Staples	1,006,367	1,006,367	--	--
Energy	1,693,250	1,693,250	--	--
Financials	3,989,375	3,989,375	--	--
Health Care	1,632,622	1,632,622	--	--
Industrials	4,821,501	4,821,501	--	--
Information Technology	1,373,985	1,373,985	--	--
Materials	2,170,334	2,170,334	--	--
Real Estate	1,791,061	1,791,061	--	--
Utilities	2,169,993	2,169,993	--	--
U.S. Government and Government Agency Obligations	19,993	--	19,993	--
Money Market Funds	593,446	593,446	--	--
Total Investments in Securities:	$24,629,090	$24,609,097	$19,993	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(9,730)	$(9,730)	$--	$--
Total Liabilities	$(9,730)	$(9,730)	$--	$--
Total Derivative Instruments:	$(9,730)	$(9,730)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(9,730)
Total Equity Risk	0	(9,730)
Total Value of Derivatives	$0	$(9,730)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.8%
Canada	4.5%
Bermuda	4.4%
United Kingdom	2.8%
Ireland	1.9%
Singapore	1.0%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $17,929,522)	$24,035,644
Fidelity Central Funds (cost $593,446)	593,446
Total Investment in Securities (cost $18,522,968)		$24,629,090
Cash		21,501
Foreign currency held at value (cost $141)		153
Receivable for investments sold		953,589
Receivable for fund shares sold		17,532
Dividends receivable		2,907
Distributions receivable from Fidelity Central Funds		35
Receivable for daily variation margin on futures contracts		5,800
Total assets		25,630,607
Liabilities
Payable for investments purchased	$1,351,138
Payable for fund shares redeemed	8,814
Total liabilities		1,359,952
Net Assets		$24,270,655
Net Assets consist of:
Paid in capital		$17,309,215
Total accumulated earnings (loss)		6,961,440
Net Assets		$24,270,655
Net Asset Value, offering price and redemption price per share ($24,270,655 ÷ 1,849,598 shares)		$13.12

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2022
Investment Income
Dividends		$588,412
Special dividends		127,267
Interest		38
Income from Fidelity Central Funds (including $2 from security lending)		389
Total income		716,106
Expenses
Independent trustees' fees and expenses	$127
Total expenses		127
Net investment income (loss)		715,979
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,935,656
Fidelity Central Funds	1
Foreign currency transactions	(143)
Futures contracts	9,582
Total net realized gain (loss)		8,945,096
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(635,398)
Assets and liabilities in foreign currencies	(4)
Futures contracts	(9,730)
Total change in net unrealized appreciation (depreciation)		(645,132)
Net gain (loss)		8,299,964
Net increase (decrease) in net assets resulting from operations		$9,015,943

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2022	Year ended January 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$715,979	$560,384
Net realized gain (loss)	8,945,096	(2,383,756)
Change in net unrealized appreciation (depreciation)	(645,132)	5,386,588
Net increase (decrease) in net assets resulting from operations	9,015,943	3,563,216
Distributions to shareholders	(4,149,797)	(809,255)
Share transactions
Proceeds from sales of shares	11,397,651	18,921,702
Reinvestment of distributions	4,149,796	809,255
Cost of shares redeemed	(29,469,644)	(25,603,734)
Net increase (decrease) in net assets resulting from share transactions	(13,922,197)	(5,872,777)
Total increase (decrease) in net assets	(9,056,051)	(3,118,816)
Net Assets
Beginning of period	33,326,706	36,445,522
End of period	$24,270,655	$33,326,706
Other Information
Shares
Sold	782,236	1,990,765
Issued in reinvestment of distributions	315,334	73,321
Redeemed	(1,979,396)	(2,649,563)
Net increase (decrease)	(881,826)	(585,477)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Mid Cap Value Fund

Years ended January 31,	2022	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.20	$10.99	$9.51	$11.14	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.32D	.19	.18	.20	.17
Net realized and unrealized gain (loss)	3.14	1.29	1.37	(1.18)	1.10
Total from investment operations	3.46	1.48	1.55	(.98)	1.27
Distributions from net investment income	(.41)	(.20)	(.07)	(.21)	(.10)
Distributions from net realized gain	(2.13)	(.07)	–	(.44)	(.03)
Total distributions	(2.54)	(.27)	(.07)	(.65)	(.13)
Net asset value, end of period	$13.12	$12.20	$10.99	$9.51	$11.14
Total ReturnE,F	28.30%	13.69%	16.26%	(8.60)%	12.72%
Ratios to Average Net AssetsC,G,H
Expenses before reductionsI	-%	-%	-%	-%	- %J
Expenses net of fee waivers, if anyI	-%	-%	-%	-%	- %J
Expenses net of all reductionsI	-%	-%	-%	-%	- %J
Net investment income (loss)	2.15%D	1.88%	1.71%	1.88%	1.76%J
Supplemental Data
Net assets, end of period (000 omitted)	$24,271	$33,327	$36,446	$2,721	$2,869
Portfolio turnover rateK	68%	119%	89%	218%	137%J

 A For the period March 8, 2017 (commencement of operations) through January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.77%.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount represents less than .005%.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2022

1. Organization.

Fidelity Flex Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards, futures contracts, foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,586,057
Gross unrealized depreciation	(685,639)
Net unrealized appreciation (depreciation)	$5,900,418
Tax Cost	$18,728,672

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,812
Undistributed long-term capital gain	$1,045,199
Net unrealized appreciation (depreciation) on securities and other investments	$5,900,429

The tax character of distributions paid was as follows:

	January 31, 2022	January 31, 2021
Ordinary Income	$666,582	$ 793,877
Long-term Capital Gains	3,483,215	15,378
Total	$4,149,797	$ 809,255

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Mid Cap Value Fund	21,735,431	38,932,445

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex Mid Cap Value Fund	$546

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Flex Mid Cap Value Fund	574,823	1,098,941	267,508

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Flex Mid Cap Value Fund	$–	$–

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In March 2022, the Board of Trustees approved a Plan of Liquidation and Dissolution. The Fund will distribute all of its net assets to its shareholders on or about June 10, 2022. The Fund will be closed to new accounts on or about June 3, 2022, with certain exceptions.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Flex Mid Cap Value Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Mid Cap Value Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from March 8, 2017 (commencement of operations) through January 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from March 8, 2017 (commencement of operations) through January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 16, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2021 to January 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses Paid During Period-B August 1, 2021 to January 31, 2022
Fidelity Flex Mid Cap Value Fund	- %-C
Actual		$1,000.00	$1,047.00	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Mid Cap Value Fund voted to pay on March 7, 2022, to shareholders of record at the opening of business on March 4, 2022, a distribution of $0.599 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.010 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2022, $6,201,405, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 90% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 94% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 7% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

ZMV-ANN-0422
1.9881567.104

Fidelity® Mid Cap Value K6 Fund

Annual Report

January 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2022	Past 1 year	Life of fundA
Fidelity® Mid Cap Value K6 Fund	29.17%	8.72%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$14,800	Fidelity® Mid Cap Value K6 Fund
$15,667	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 23.29% for the 12 months ending January 31, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021, driven by improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market in January, with stocks sliding (-5.17%) as investors digested the Fed’s accelerated plan to hike interest rates amid soaring inflation, growing geopolitical tension and persistent coronavirus concerns. The January pullback – the largest opening-month decline since 2009 – was most sharply felt in more-speculative stocks, while fundamentally sound equities held steadier for the 12 months.

Comments from Lead Manager Neil Nabar and Co-Manager Anastasia Zabolotnikova:  For the fiscal year ending January 31, 2022, the fund gained 29.17%, outperforming the 23.14% advance of the benchmark Russell Midcap® Value Index. Versus the benchmark, security selection was the primary contributor, especially in the real estate sector. Strong picks among industrials stocks, notably the capital goods industry, also lifted the portfolio's relative result. Adding further value were favorable investment choices in the communication services sector, especially within the media & entertainment group, and the consumer discretionary sector. The biggest individual relative contributor was an overweight position in CBRE Group (+67%). Also aiding performance versus the benchmark was our outsized stake in Jones Lang LaSalle, which gained approximately 71%. Another notable relative contributor was the portfolio’s larger-than-benchmark exposure to Williams-Sonoma (+24%). We reduced our exposure to each of these stocks, but they remained among the fund’s top-10 holdings at period end. Conversely, security selection and an underweighting in energy hurt the fund’s relative performance most. Also hampering the portfolio's result on a relative basis this period was security selection and an overweighting in utilities, along with subpar picks among materials stocks. The biggest individual relative detractor was an overweight position in Best Buy (-1%). Another detractor was our overweighting in Jazz Pharmaceuticals, which returned about -10%. Further weighing on performance was outsized exposure to Allison Transmission, which returned roughly -14%. Allison Transmission and Best Buy were no longer held at period end. Changes in positioning the past 12 months include reduced allocations to the consumer discretionary, utilities and industrials sectors, and increased exposure to energy and financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On January 1, 2022, Neil Nabar and Anastasia Zabolotnikova became the fund's sole Lead Manager and Co-Manager, respectively, after having served alongside Kevin Walenta since July 2021.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2022

% of fund's net assets
Welltower, Inc.	3.6
Public Storage	1.9
Williams-Sonoma, Inc.	1.8
Jones Lang LaSalle, Inc.	1.8
CBRE Group, Inc.	1.6
PS Business Parks, Inc.	1.5
OGE Energy Corp.	1.5
M&T Bank Corp.	1.4
Evergy, Inc.	1.4
PACCAR, Inc.	1.4
17.9

Top Five Market Sectors as of January 31, 2022

% of fund's net assets
Financials	17.0
Industrials	15.1
Real Estate	11.6
Consumer Discretionary	9.9
Information Technology	9.7

Asset Allocation (% of fund's net assets)

As of January 31, 2022*
Stocks	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments – 3.6%

Schedule of Investments January 31, 2022

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
COMMUNICATION SERVICES - 3.1%
Entertainment - 0.4%
Activision Blizzard, Inc.	1,202	$94,970
Electronic Arts, Inc.	485	64,340
		159,310
Interactive Media & Services - 0.7%
Ziff Davis, Inc. (a)	2,299	241,533
Media - 2.0%
Interpublic Group of Companies, Inc.	8,948	318,012
Nexstar Broadcasting Group, Inc. Class A	1,554	257,001
Thryv Holdings, Inc. (a)	3,480	112,856
		687,869

TOTAL COMMUNICATION SERVICES		1,088,712

CONSUMER DISCRETIONARY - 9.9%
Auto Components - 0.9%
Magna International, Inc. Class A	3,729	300,595
Distributors - 0.4%
LKQ Corp.	2,820	154,790
Diversified Consumer Services - 0.5%
Adtalem Global Education, Inc. (a)	6,278	184,699
Hotels, Restaurants & Leisure - 3.0%
Hilton Worldwide Holdings, Inc. (a)	2,233	324,031
MGM Resorts International	10,749	459,197
Travel+Leisure Co.	4,969	282,239
		1,065,467
Household Durables - 2.4%
Garmin Ltd.	1,220	151,792
PulteGroup, Inc.	7,236	381,265
Tempur Sealy International, Inc.	7,365	293,201
		826,258
Specialty Retail - 2.7%
Dick's Sporting Goods, Inc.	1,138	131,325
Victoria's Secret & Co. (a)	3,033	169,332
Williams-Sonoma, Inc.	3,914	628,354
		929,011

TOTAL CONSUMER DISCRETIONARY		3,460,820

CONSUMER STAPLES - 4.1%
Food & Staples Retailing - 1.2%
Performance Food Group Co. (a)	9,967	420,508
Food Products - 2.9%
Darling Ingredients, Inc. (a)	4,004	255,335
Ingredion, Inc.	1,077	101,992
Lamb Weston Holdings, Inc.	4,184	268,655
Tyson Foods, Inc. Class A	4,242	385,555
		1,011,537

TOTAL CONSUMER STAPLES		1,432,045

ENERGY - 6.3%
Energy Equipment & Services - 1.1%
Baker Hughes Co. Class A	4,862	133,413
Halliburton Co.	8,000	245,920
		379,333
Oil, Gas & Consumable Fuels - 5.2%
Cheniere Energy, Inc.	1,530	171,207
Devon Energy Corp.	6,893	348,579
Hess Corp.	4,193	386,972
HollyFrontier Corp.	5,025	176,679
Phillips 66 Co.	4,354	369,176
Targa Resources Corp.	6,452	381,184
		1,833,797

TOTAL ENERGY		2,213,130

FINANCIALS - 17.0%
Banks - 3.3%
Citizens Financial Group, Inc.	7,476	384,790
M&T Bank Corp.	2,975	503,906
Popular, Inc.	3,113	277,586
		1,166,282
Capital Markets - 3.2%
Ares Management Corp.	3,129	249,444
Carlyle Group LP	5,300	270,565
State Street Corp.	5,143	486,014
Virtu Financial, Inc. Class A	4,026	124,524
		1,130,547
Consumer Finance - 1.1%
Synchrony Financial	9,480	403,753
Diversified Financial Services - 1.8%
Apollo Global Management, Inc.	6,328	442,960
WeWork, Inc. (a)(b)	24,422	181,455
		624,415
Insurance - 6.0%
Allstate Corp.	1,637	197,537
Arthur J. Gallagher & Co.	2,442	385,689
Hartford Financial Services Group, Inc.	6,132	440,707
Markel Corp. (a)	217	267,505
MetLife, Inc.	5,484	367,757
Old Republic International Corp.	16,566	424,587
		2,083,782
Thrifts & Mortgage Finance - 1.6%
NMI Holdings, Inc. (a)	10,753	266,029
Walker & Dunlop, Inc.	2,158	285,741
		551,770

TOTAL FINANCIALS		5,960,549

HEALTH CARE - 7.4%
Biotechnology - 1.1%
Regeneron Pharmaceuticals, Inc. (a)	242	147,279
Vertex Pharmaceuticals, Inc. (a)	995	241,835
		389,114
Health Care Equipment & Supplies - 0.6%
Hologic, Inc. (a)	2,796	196,391
Health Care Providers & Services - 4.3%
AmerisourceBergen Corp.	2,545	346,629
Cigna Corp.	734	169,158
DaVita HealthCare Partners, Inc. (a)	2,502	271,142
Molina Healthcare, Inc. (a)	1,092	317,204
Quest Diagnostics, Inc.	965	130,294
Tenet Healthcare Corp. (a)	3,526	261,347
		1,495,774
Life Sciences Tools & Services - 0.7%
Bio-Rad Laboratories, Inc. Class A (a)	433	259,683
Pharmaceuticals - 0.7%
Jazz Pharmaceuticals PLC (a)	1,775	246,565

TOTAL HEALTH CARE		2,587,527

INDUSTRIALS - 15.1%
Building Products - 1.7%
Builders FirstSource, Inc. (a)	5,093	346,273
UFP Industries, Inc.	3,092	246,927
		593,200
Commercial Services & Supplies - 0.5%
The Brink's Co.	2,590	180,730
Construction & Engineering - 1.8%
EMCOR Group, Inc.	2,468	294,210
Willscot Mobile Mini Holdings (a)	8,743	323,841
		618,051
Electrical Equipment - 2.8%
Acuity Brands, Inc.	2,377	455,267
Hubbell, Inc. Class B	1,084	203,022
Regal Rexnord Corp.	2,120	335,978
		994,267
Machinery - 4.4%
Crane Co.	3,309	342,515
Dover Corp.	1,772	301,081
ITT, Inc.	2,740	251,861
Mueller Industries, Inc.	2,760	142,582
PACCAR, Inc.	5,297	492,568
		1,530,607
Professional Services - 1.6%
CACI International, Inc. Class A (a)	1,364	337,535
Manpower, Inc.	1,994	209,111
		546,646
Road & Rail - 1.6%
Knight-Swift Transportation Holdings, Inc. Class A	6,813	385,480
XPO Logistics, Inc. (a)	2,865	189,577
		575,057
Trading Companies & Distributors - 0.7%
MSC Industrial Direct Co., Inc. Class A	2,903	237,001

TOTAL INDUSTRIALS		5,275,559

INFORMATION TECHNOLOGY - 9.7%
Communications Equipment - 1.6%
Juniper Networks, Inc.	4,485	156,168
Motorola Solutions, Inc.	1,768	410,070
		566,238
Electronic Equipment & Components - 1.5%
CDW Corp.	474	89,610
TD SYNNEX Corp.	2,622	274,183
Vontier Corp.	5,481	154,071
		517,864
IT Services - 2.7%
Amdocs Ltd.	3,129	237,460
Concentrix Corp.	1,342	269,729
DXC Technology Co. (a)	8,640	259,891
Global Payments, Inc.	1,244	186,451
		953,531
Semiconductors & Semiconductor Equipment - 2.0%
GlobalFoundries, Inc.	3,789	186,949
Microchip Technology, Inc.	3,328	257,853
onsemi (a)	4,005	236,295
		681,097
Software - 1.2%
SS&C Technologies Holdings, Inc.	3,420	273,155
Telos Corp. (a)	12,071	141,110
		414,265
Technology Hardware, Storage & Peripherals - 0.7%
HP, Inc.	6,913	253,914

TOTAL INFORMATION TECHNOLOGY		3,386,909

MATERIALS - 7.3%
Chemicals - 3.9%
Celanese Corp. Class A	1,812	282,147
Corteva, Inc.	7,587	364,783
Eastman Chemical Co.	2,081	247,493
Element Solutions, Inc.	8,906	199,851
Huntsman Corp.	4,364	156,362
Olin Corp.	2,499	126,624
		1,377,260
Containers & Packaging - 1.9%
Ball Corp.	3,668	356,163
Berry Global Group, Inc. (a)	4,365	294,288
		650,451
Metals & Mining - 1.5%
Freeport-McMoRan, Inc.	8,195	305,018
Reliance Steel & Aluminum Co.	1,483	226,721
		531,739

TOTAL MATERIALS		2,559,450

REAL ESTATE - 11.6%
Equity Real Estate Investment Trusts (REITs) - 8.2%
PS Business Parks, Inc.	3,158	527,260
Public Storage	1,870	670,451
Sunstone Hotel Investors, Inc. (a)	36,369	411,333
Welltower, Inc.	14,607	1,265,398
		2,874,442
Real Estate Management & Development - 3.4%
CBRE Group, Inc.	5,535	560,917
Jones Lang LaSalle, Inc. (a)	2,463	617,696
		1,178,613

TOTAL REAL ESTATE		4,053,055

UTILITIES - 7.8%
Electric Utilities - 5.5%
American Electric Power Co., Inc.	4,434	400,834
Edison International	5,486	344,466
Evergy, Inc.	7,687	499,348
Exelon Corp.	2,348	136,067
OGE Energy Corp.	13,742	521,097
		1,901,812
Independent Power and Renewable Electricity Producers - 1.2%
NextEra Energy Partners LP	5,703	428,980
Multi-Utilities - 1.1%
MDU Resources Group, Inc.	13,097	384,659

TOTAL UTILITIES		2,715,451

TOTAL COMMON STOCKS
(Cost $30,267,830)		34,733,207

Money Market Funds - 1.4%
Fidelity Cash Central Fund 0.08% (c)	348,899	348,969
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	154,410	154,425
TOTAL MONEY MARKET FUNDS
(Cost $503,394)		503,394
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $30,771,224)		35,236,601
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(244,380)
NET ASSETS - 100%		$34,992,221

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$264,532	$13,102,797	$13,018,360	$159	$--	$--	$348,969	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	--	2,061,562	1,907,137	500	--	--	154,425	0.0%
Total	$264,532	$15,164,359	$14,925,497	$659	$--	$--	$503,394

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,088,712	$1,088,712	$--	$--
Consumer Discretionary	3,460,820	3,460,820	--	--
Consumer Staples	1,432,045	1,432,045	--	--
Energy	2,213,130	2,213,130	--	--
Financials	5,960,549	5,960,549	--	--
Health Care	2,587,527	2,587,527	--	--
Industrials	5,275,559	5,275,559	--	--
Information Technology	3,386,909	3,386,909	--	--
Materials	2,559,450	2,559,450	--	--
Real Estate	4,053,055	4,053,055	--	--
Utilities	2,715,451	2,715,451	--	--
Money Market Funds	503,394	503,394	--	--
Total Investments in Securities:	$35,236,601	$35,236,601	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2022
Assets
Investment in securities, at value (including securities loaned of $158,259) — See accompanying schedule: Unaffiliated issuers (cost $30,267,830)	$34,733,207
Fidelity Central Funds (cost $503,394)	503,394
Total Investment in Securities (cost $30,771,224)		$35,236,601
Receivable for investments sold		168,250
Receivable for fund shares sold		17,259
Dividends receivable		10,289
Distributions receivable from Fidelity Central Funds		163
Total assets		35,432,562
Liabilities
Payable for investments purchased	$262,314
Payable for fund shares redeemed	10,496
Accrued management fee	13,106
Collateral on securities loaned	154,425
Total liabilities		440,341
Net Assets		$34,992,221
Net Assets consist of:
Paid in capital		$32,479,500
Total accumulated earnings (loss)		2,512,721
Net Assets		$34,992,221
Net Asset Value, offering price and redemption price per share ($34,992,221 ÷ 2,581,606 shares)		$13.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2022
Investment Income
Dividends		$649,320
Income from Fidelity Central Funds (including $500 from security lending)		659
Total income		649,979
Expenses
Management fee	$153,447
Independent trustees' fees and expenses	124
Total expenses before reductions	153,571
Expense reductions	(3)
Total expenses after reductions		153,568
Net investment income (loss)		496,411
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,568,315
Total net realized gain (loss)		6,568,315
Change in net unrealized appreciation (depreciation) on investment securities		1,001,121
Net gain (loss)		7,569,436
Net increase (decrease) in net assets resulting from operations		$8,065,847

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2022	Year ended January 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$496,411	$806,667
Net realized gain (loss)	6,568,315	(2,435,601)
Change in net unrealized appreciation (depreciation)	1,001,121	1,921,020
Net increase (decrease) in net assets resulting from operations	8,065,847	292,086
Distributions to shareholders	(496,165)	(859,404)
Share transactions
Proceeds from sales of shares	12,452,914	5,595,450
Reinvestment of distributions	496,165	859,404
Cost of shares redeemed	(12,930,840)	(31,670,830)
Net increase (decrease) in net assets resulting from share transactions	18,239	(25,215,976)
Total increase (decrease) in net assets	7,587,921	(25,783,294)
Net Assets
Beginning of period	27,404,300	53,187,594
End of period	$34,992,221	$27,404,300
Other Information
Shares
Sold	943,131	622,935
Issued in reinvestment of distributions	36,536	83,383
Redeemed	(972,886)	(3,306,292)
Net increase (decrease)	6,781	(2,599,974)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Mid Cap Value K6 Fund

Years ended January 31,	2022	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.64	$10.28	$9.85	$11.35	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.19	.19	.21	.21	.11
Net realized and unrealized gain (loss)	2.91	.40D	.40	(1.44)	1.33
Total from investment operations	3.10	.59	.61	(1.23)	1.44
Distributions from net investment income	(.19)	(.23)	(.18)	(.22)	(.09)
Distributions from net realized gain	–	–	–	(.05)	–
Total distributions	(.19)	(.23)	(.18)	(.27)	(.09)
Net asset value, end of period	$13.55	$10.64	$10.28	$9.85	$11.35
Total ReturnE,F	29.17%	5.83%	6.15%	(10.82)%	14.38%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.45%	.45%	.45%	.45%	.45%I
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%I
Expenses net of all reductions	.45%	.44%	.44%	.44%	.45%I
Net investment income (loss)	1.45%	2.07%	2.05%	2.05%	1.52%I
Supplemental Data
Net assets, end of period (000 omitted)	$34,992	$27,404	$53,188	$48,924	$67,563
Portfolio turnover rateJ	100%	73%K	102%K	89%K	142%I,K

 A For the period May 25, 2017 (commencement of operations) through January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2022

1. Organization.

Fidelity Mid Cap Value K6 Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,283,790
Gross unrealized depreciation	(888,480)
Net unrealized appreciation (depreciation)	$4,395,310
Tax Cost	$30,841,291

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1
Capital loss carryforward	$(1,866,213)
Net unrealized appreciation (depreciation) on securities and other investments	$4,395,310

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Total capital loss carryforward	$(1,866,213)

The tax character of distributions paid was as follows:

	January 31, 2022	January 31, 2021
Ordinary Income	$496,165	$ 859,404

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Mid Cap Value K6 Fund	33,601,245	33,575,376

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Mid Cap Value K6 Fund	198,493	102,357	1,794,378

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Mid Cap Value K6 Fund	$506

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Mid Cap Value K6 Fund	1,159,965	2,676,172	468,933

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Mid Cap Value K6 Fund	$54	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value K6 Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Mid Cap Value K6 Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from May 25, 2017 (commencement of operations) through January 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 25, 2017 (commencement of operations) through January 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 15, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2021 to January 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses Paid During Period-B August 1, 2021 to January 31, 2022
Fidelity Mid Cap Value K6 Fund	.45%
Actual		$1,000.00	$1,044.30	$2.32
Hypothetical-C		$1,000.00	$1,022.94	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

MCVK6-ANN-0422
1.9883983.104

Fidelity® Equity-Income K6 Fund

Annual Report

January 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2022	Past 1 year	Life of fundA
Fidelity® Equity-Income K6 Fund	24.13%	15.51%

 A From June 13, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income K6 Fund on June 13, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$14,628	Fidelity® Equity-Income K6 Fund
$13,940	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 23.29% for the 12 months ending January 31, 2022. U.S. large-cap equities retreated to begin the new year after posting a strong result in 2021, driven by improved economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These tailwinds, among others, have supported the historic rebound for U.S. stocks since the early-2020 outbreak and spread of COVID-19. The uptrend was briefly interrupted in September, with the index returning -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraint and disruption, and the delta variant of the coronavirus. Also, the U.S. Federal Reserve signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The S&P 500® reversed course in October, rising 7.01% on earnings strength, followed by a 4.48% advance in December, after studies suggested that the omicron variant resulted in fewer severe COVID-19 cases. Uncertainty then washed over the market in January, with stocks sliding (-5.17%) as investors digested the Fed’s accelerated plan to hike interest rates amid soaring inflation, growing geopolitical tension and persistent coronavirus concerns. The January pullback – the largest opening-month decline since 2009 – was most sharply felt in more-speculative stocks, while fundamentally sound equities held steadier for the 12 months.

Comments from Portfolio Manager Ramona Persaud:  For the fiscal year ending January 31, 2022, the fund gained 24.13%, outperforming the 22.80% result of the benchmark Russell 3000® Value Index. Versus the benchmark, security selection was the primary contributor, especially in the software & services area of the information technology sector. An overweighting in energy also lifted the fund's relative result. Also boosting performance were stock picks in the communication services sector, primarily driven by the media & entertainment industry. The fund's biggest individual relative contributor was an overweighting in Wells Fargo, which gained 82% the past year. The company was among our biggest holdings. Another top relative contributor was an out-of-benchmark stake in Imperial Oil (+122%). Avoiding Intel, a benchmark component that returned -10%, also helped relative performance. Conversely, the largest detractor from performance versus the benchmark was an underweighting in real estate. An underweighting in the financials sector, primarily within the diversified financials industry, also hindered relative performance. Also detracting from the fund's relative result was an overweighting in the communication services sector, especially within the media & entertainment industry. Lastly, the fund's position in cash was a notable detractor. Our non-benchmark stake in Samsung Electronics was the fund's largest individual relative detractor, due to its -16% result. Also hampering performance was our outsized stake in Amgen, which returned -3%. Avoiding Berkshire Hathaway, a benchmark component that gained approximately 37%, also hurt relative performance. Notable changes in positioning include reduced exposure to the consumer discretionary sector and a higher allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2022

% of fund's net assets
JPMorgan Chase & Co.	3.2
Bank of America Corp.	3.0
Wells Fargo & Co.	2.6
UnitedHealth Group, Inc.	2.5
Exxon Mobil Corp.	2.3
Johnson & Johnson	2.2
Danaher Corp.	2.1
Procter & Gamble Co.	2.1
Cisco Systems, Inc.	1.8
Bristol-Myers Squibb Co.	1.7
23.5

Top Five Market Sectors as of January 31, 2022

% of fund's net assets
Financials	20.3
Health Care	17.8
Information Technology	10.8
Industrials	10.5
Consumer Staples	8.6

Asset Allocation (% of fund's net assets)

As of January 31, 2022*
Stocks	100.0%

 * Foreign investments – 18.2%

Schedule of Investments January 31, 2022

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
COMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.	9,470	$241,485
Verizon Communications, Inc.	10,458	556,679
		798,164
Entertainment - 1.5%
The Walt Disney Co. (a)	11,509	1,645,442
Interactive Media & Services - 1.3%
Alphabet, Inc. Class A (a)	515	1,393,626
Media - 3.2%
Comcast Corp. Class A	32,919	1,645,621
Interpublic Group of Companies, Inc.	24,518	871,370
Shaw Communications, Inc. Class B	9,123	271,935
WPP PLC	39,317	616,511
		3,405,437
Wireless Telecommunication Services - 1.0%
Rogers Communications, Inc. Class B (non-vtg.)	1,851	93,879
T-Mobile U.S., Inc. (a)	8,553	925,178
		1,019,057

TOTAL COMMUNICATION SERVICES		8,261,726

CONSUMER DISCRETIONARY - 6.0%
Hotels, Restaurants & Leisure - 1.3%
McDonald's Corp.	5,183	1,344,729
Household Durables - 0.5%
Tempur Sealy International, Inc.	14,418	573,981
Internet & Direct Marketing Retail - 0.2%
eBay, Inc.	4,078	244,965
Multiline Retail - 1.4%
Kohl's Corp.	10,036	599,250
Nordstrom, Inc. (a)	5,873	132,143
Target Corp.	3,635	801,263
		1,532,656
Specialty Retail - 1.9%
Best Buy Co., Inc.	2,785	276,495
Burlington Stores, Inc. (a)	2,045	484,522
Dick's Sporting Goods, Inc.	2,818	325,197
Lowe's Companies, Inc.	1,432	339,885
The Home Depot, Inc.	856	314,135
TJX Companies, Inc.	4,142	298,100
		2,038,334
Textiles, Apparel & Luxury Goods - 0.7%
PVH Corp.	2,843	270,113
Tapestry, Inc.	12,435	471,908
		742,021

TOTAL CONSUMER DISCRETIONARY		6,476,686

CONSUMER STAPLES - 8.6%
Beverages - 2.4%
Diageo PLC	11,408	575,664
Keurig Dr. Pepper, Inc.	22,306	846,513
The Coca-Cola Co.	20,044	1,222,884
		2,645,061
Food & Staples Retailing - 2.1%
Albertsons Companies, Inc.	2,800	78,820
BJ's Wholesale Club Holdings, Inc. (a)	6,917	425,188
Costco Wholesale Corp.	1,078	544,530
Walmart, Inc.	9,077	1,269,055
		2,317,593
Food Products - 2.0%
Bunge Ltd.	3,757	371,417
Lamb Weston Holdings, Inc.	6,482	416,209
Mondelez International, Inc.	15,687	1,051,500
Nestle SA (Reg. S)	2,191	282,942
		2,122,068
Household Products - 2.1%
Procter & Gamble Co.	13,858	2,223,516

TOTAL CONSUMER STAPLES		9,308,238

ENERGY - 7.3%
Oil, Gas & Consumable Fuels - 7.3%
Canadian Natural Resources Ltd.	14,952	760,568
ConocoPhillips Co.	9,175	813,089
Enterprise Products Partners LP	22,491	531,687
Exxon Mobil Corp.	32,539	2,471,662
Hess Corp.	4,372	403,492
Imperial Oil Ltd.	16,747	685,215
Phillips 66 Co.	7,026	595,735
Suncor Energy, Inc.	32,406	925,922
Thungela Resources Ltd. (a)	678	4,062
Valero Energy Corp.	7,329	608,087
		7,799,519
FINANCIALS - 20.3%
Banks - 13.6%
Bank of America Corp.	69,128	3,189,566
Citigroup, Inc.	20,974	1,365,827
Huntington Bancshares, Inc.	45,154	680,019
JPMorgan Chase & Co.	23,612	3,508,743
M&T Bank Corp.	8,548	1,447,860
PNC Financial Services Group, Inc.	8,133	1,675,317
Wells Fargo & Co.	51,362	2,763,276
		14,630,608
Capital Markets - 1.7%
BlackRock, Inc. Class A	1,105	909,349
KKR & Co. LP	12,621	898,110
		1,807,459
Consumer Finance - 1.4%
Capital One Financial Corp.	10,585	1,553,137
Insurance - 3.6%
American Financial Group, Inc.	4,614	601,112
American International Group, Inc.	7,490	432,548
Chubb Ltd.	5,372	1,059,788
Hartford Financial Services Group, Inc.	7,701	553,471
Old Republic International Corp.	17,997	461,263
The Travelers Companies, Inc.	4,896	813,617
		3,921,799

TOTAL FINANCIALS		21,913,003

HEALTH CARE - 17.8%
Biotechnology - 2.4%
AbbVie, Inc.	9,120	1,248,437
Amgen, Inc.	6,080	1,381,011
		2,629,448
Health Care Providers & Services - 3.4%
Cigna Corp.	4,040	931,058
UnitedHealth Group, Inc.	5,675	2,681,835
		3,612,893
Life Sciences Tools & Services - 2.1%
Danaher Corp.	7,906	2,259,456
Pharmaceuticals - 9.9%
AstraZeneca PLC (United Kingdom)	9,080	1,056,258
Bristol-Myers Squibb Co.	27,664	1,795,117
Eli Lilly & Co.	7,005	1,718,957
Johnson & Johnson	13,958	2,404,824
Merck & Co., Inc.	14,771	1,203,541
Roche Holding AG (participation certificate)	2,842	1,099,852
Sanofi SA	13,906	1,454,040
		10,732,589

TOTAL HEALTH CARE		19,234,386

INDUSTRIALS - 10.5%
Aerospace & Defense - 2.0%
Huntington Ingalls Industries, Inc.	1,249	233,813
Northrop Grumman Corp.	2,498	924,010
The Boeing Co. (a)	4,817	964,556
		2,122,379
Air Freight & Logistics - 1.4%
Deutsche Post AG	7,657	460,803
United Parcel Service, Inc. Class B	5,064	1,023,991
		1,484,794
Building Products - 0.8%
Johnson Controls International PLC	11,627	844,934
Electrical Equipment - 0.8%
AMETEK, Inc.	6,449	882,030
Industrial Conglomerates - 2.3%
General Electric Co.	12,177	1,150,483
Hitachi Ltd.	4,500	233,892
Roper Technologies, Inc.	1,997	873,009
Siemens AG	1,788	283,883
		2,541,267
Machinery - 2.4%
Crane Co.	3,197	330,921
Fortive Corp.	6,892	486,162
ITT, Inc.	6,248	574,316
Nordson Corp.	1,934	449,732
Otis Worldwide Corp.	8,858	756,739
		2,597,870
Marine - 0.2%
A.P. Moller - Maersk A/S Series B	58	208,344
Trading Companies & Distributors - 0.3%
Watsco, Inc.	1,101	311,099
Transportation Infrastructure - 0.3%
Aena SME SA (a)(b)	2,140	345,787

TOTAL INDUSTRIALS		11,338,504

INFORMATION TECHNOLOGY - 10.8%
Communications Equipment - 1.8%
Cisco Systems, Inc.	34,406	1,915,382
IT Services - 2.6%
Accenture PLC Class A	2,492	881,121
Amdocs Ltd.	14,411	1,093,651
Genpact Ltd.	12,110	602,473
Visa, Inc. Class A	1,160	262,357
		2,839,602
Semiconductors & Semiconductor Equipment - 2.7%
NXP Semiconductors NV	6,073	1,247,637
Qualcomm, Inc.	3,525	619,554
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	9,050	1,109,802
		2,976,993
Software - 2.2%
Microsoft Corp.	4,998	1,554,278
NortonLifeLock, Inc.	11,442	297,606
Open Text Corp.	10,389	497,240
		2,349,124
Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	3,769	658,746
Samsung Electronics Co. Ltd.	14,857	923,965
		1,582,711

TOTAL INFORMATION TECHNOLOGY		11,663,812

MATERIALS - 3.0%
Chemicals - 1.2%
Linde PLC	3,780	1,204,610
Nutrien Ltd.	1,001	69,912
		1,274,522
Containers & Packaging - 1.4%
Crown Holdings, Inc.	7,495	857,428
Packaging Corp. of America	4,588	691,090
		1,548,518
Metals & Mining - 0.4%
Anglo American PLC (United Kingdom)	7,565	333,507
Lundin Mining Corp.	11,025	91,850
		425,357

TOTAL MATERIALS		3,248,397

REAL ESTATE - 2.3%
Equity Real Estate Investment Trusts (REITs) - 2.3%
American Tower Corp.	2,585	650,128
Lamar Advertising Co. Class A	10,360	1,147,474
Public Storage	1,966	704,870
		2,502,472
UTILITIES - 5.7%
Electric Utilities - 2.9%
Exelon Corp.	13,612	788,815
NextEra Energy, Inc.	18,646	1,456,626
NRG Energy, Inc.	15,275	609,931
PG&E Corp. (a)	17,754	227,074
		3,082,446
Independent Power and Renewable Electricity Producers - 0.5%
Vistra Corp.	26,251	572,534
Multi-Utilities - 2.3%
Ameren Corp.	5,842	518,419
CenterPoint Energy, Inc.	18,692	530,105
Dominion Energy, Inc.	11,366	916,782
WEC Energy Group, Inc.	5,747	557,689
		2,522,995

TOTAL UTILITIES		6,177,975

TOTAL COMMON STOCKS
(Cost $84,818,398)		107,924,718

Money Market Funds - 0.1%
Fidelity Cash Central Fund 0.08% (c)
(Cost $92,940)	92,922	92,940
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $84,911,338)		108,017,658
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(63,698)
NET ASSETS - 100%		$107,953,960

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $345,787 or 0.3% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$1,322,775	$25,597,459	$26,827,294	$1,042	$--	$--	$92,940	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	338,975	1,342,430	1,681,405	230	--	--	--	0.0%
Total	$1,661,750	$26,939,889	$28,508,699	$1,272	$--	$--	$92,940

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$8,261,726	$7,645,215	$616,511	$--
Consumer Discretionary	6,476,686	6,476,686	--	--
Consumer Staples	9,308,238	8,449,632	858,606	--
Energy	7,799,519	7,795,457	4,062	--
Financials	21,913,003	21,913,003	--	--
Health Care	19,234,386	15,624,236	3,610,150	--
Industrials	11,338,504	9,805,795	1,532,709	--
Information Technology	11,663,812	10,739,847	923,965	--
Materials	3,248,397	2,914,890	333,507	--
Real Estate	2,502,472	2,502,472	--	--
Utilities	6,177,975	6,177,975	--	--
Money Market Funds	92,940	92,940	--	--
Total Investments in Securities:	$108,017,658	$100,138,148	$7,879,510	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.8%
Canada	3.3%
Ireland	2.7%
Switzerland	2.3%
United Kingdom	1.8%
France	1.3%
Netherlands	1.1%
Taiwan	1.0%
Bailiwick of Guernsey	1.0%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $84,818,398)	$107,924,718
Fidelity Central Funds (cost $92,940)	92,940
Total Investment in Securities (cost $84,911,338)		$108,017,658
Receivable for fund shares sold		63,277
Dividends receivable		94,778
Distributions receivable from Fidelity Central Funds		32
Total assets		108,175,745
Liabilities
Payable for investments purchased	$99,910
Payable for fund shares redeemed	91,301
Accrued management fee	30,574
Total liabilities		221,785
Net Assets		$107,953,960
Net Assets consist of:
Paid in capital		$85,115,659
Total accumulated earnings (loss)		22,838,301
Net Assets		$107,953,960
Net Asset Value, offering price and redemption price per share ($107,953,960 ÷ 7,893,273 shares)		$13.68

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2022
Investment Income
Dividends		$2,049,319
Income from Fidelity Central Funds (including $230 from security lending)		1,272
Total income		2,050,591
Expenses
Management fee	$324,512
Independent trustees' fees and expenses	328
Total expenses before reductions	324,840
Expense reductions	(5)
Total expenses after reductions		324,835
Net investment income (loss)		1,725,756
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,308,767
Foreign currency transactions	(3,061)
Total net realized gain (loss)		3,305,706
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	12,436,898
Assets and liabilities in foreign currencies	(281)
Total change in net unrealized appreciation (depreciation)		12,436,617
Net gain (loss)		15,742,323
Net increase (decrease) in net assets resulting from operations		$17,468,079

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2022	Year ended January 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,725,756	$1,056,508
Net realized gain (loss)	3,305,706	(1,601,329)
Change in net unrealized appreciation (depreciation)	12,436,617	6,731,655
Net increase (decrease) in net assets resulting from operations	17,468,079	6,186,834
Distributions to shareholders	(3,781,451)	(1,074,032)
Share transactions
Proceeds from sales of shares	52,489,944	23,475,441
Reinvestment of distributions	3,781,451	1,074,032
Cost of shares redeemed	(26,061,658)	(14,135,739)
Net increase (decrease) in net assets resulting from share transactions	30,209,737	10,413,734
Total increase (decrease) in net assets	43,896,365	15,526,536
Net Assets
Beginning of period	64,057,595	48,531,059
End of period	$107,953,960	$64,057,595
Other Information
Shares
Sold	3,957,684	2,433,324
Issued in reinvestment of distributions	281,069	110,007
Redeemed	(1,945,673)	(1,423,790)
Net increase (decrease)	2,293,080	1,119,541

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Equity-Income K6 Fund

Years ended January 31,	2022	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$11.44	$10.83	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.24	.20	.12
Net realized and unrealized gain (loss)	2.51	.62	.79
Total from investment operations	2.75	.82	.91
Distributions from net investment income	(.23)	(.20)	(.08)
Distributions from net realized gain	(.27)	(.01)	–D
Total distributions	(.51)E	(.21)	(.08)
Net asset value, end of period	$13.68	$11.44	$10.83
Total ReturnF,G	24.13%	7.97%	9.14%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	.34%	.34%	.34%J
Expenses net of fee waivers, if any	.34%	.34%	.34%J
Expenses net of all reductions	.34%	.34%	.34%J
Net investment income (loss)	1.81%	1.98%	1.78%J
Supplemental Data
Net assets, end of period (000 omitted)	$107,954	$64,058	$48,531
Portfolio turnover rateK	43%L	70%L	21%J,L

 A For the period June 13, 2019 (commencement of operations) through January 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2022

1. Organization.

Fidelity Equity-Income K6 Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – Unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,956,173
Gross unrealized depreciation	(1,194,047)
Net unrealized appreciation (depreciation)	$22,762,126
Tax Cost	$85,255,532

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$120,605
Net unrealized appreciation (depreciation) on securities and other investments	$22,717,696

The tax character of distributions paid was as follows:

	January 31, 2022	January 31, 2021
Ordinary Income	$1,985,782	$ 1,069,601
Long-term Capital Gains	1,795,669	4,431
Total	$3,781,451	$ 1,074,032

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Equity-Income K6 Fund	40,100,340	39,007,705

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Equity-Income K6 Fund	2,202,584	29,474,296

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Equity-Income K6 Fund	109,169	1,115,704

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .34% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Equity-Income K6 Fund	$734

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Equity-Income K6 Fund	1,883,562	1,761,305	30,746

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Equity-Income K6 Fund	$24	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $5.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Equity-Income K6 Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Equity-Income K6 Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from June 13, 2019 (commencement of operations) through January 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 13, 2019 (commencement of operations) through January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 15, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2021 to January 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses Paid During Period-B August 1, 2021 to January 31, 2022
Fidelity Equity-Income K6 Fund	.34%
Actual		$1,000.00	$1,047.90	$1.76
Hypothetical-C		$1,000.00	$1,023.49	$1.73

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Equity-Income K6 Fund voted to pay on March 7, 2022, to shareholders of record at the opening of business on March 4, 2022, a distribution of $0.004 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2022, $1,792,207, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 82%, 80%, 80%, and 80% of the dividends distributed in April, July, October, and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 96%, 94%, 94%, and 94% of the dividends distributed in April, July, October, and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 2%, 3%, 3%, and 3% of the dividends distributed in April, July, October, and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

EQU-K6-ANN-0422
1.9893876.102

Item 2.

Code of Ethics

As of the end of the period, January  31, 2022, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Equity-Income K6 Fund, Fidelity Flex Mid Cap Value Fund, Fidelity Mid Cap Value K6 Fund, Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income K6 Fund	$ 45,400	$-	$9,700	$1,000
Fidelity Flex Mid Cap Value Fund	$34,900	$-	$7,100	$800
Fidelity Mid Cap Value K6 Fund	$38,200	$-	$7,500	$800
Fidelity Series All-Sector Equity Fund	$41,400	$-	$7,800	$1,000
Fidelity Series Value Discovery Fund	$42,700	$-	$9,300	$1,100

January 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income K6 Fund	$ 45,200	$-	$9,200	$1,000
Fidelity Flex Mid Cap Value Fund	$34,200	$-	$7,500	$900
Fidelity Mid Cap Value K6 Fund	$42,900	$-	$7,400	$900
Fidelity Series All-Sector Equity Fund	$40,600	$-	$7,400	$1,000
Fidelity Series Value Discovery Fund	$45,200	$-	$9,400	$1,100

A Amounts may reflect rounding

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Equity-Income Fund, Fidelity Mid Cap Value Fund, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Stock Selector Large Cap Value Fund (the “Funds”):

Services Billed by PwC

January 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$57,800	$5,400	$15,200	$1,700
Fidelity Mid Cap Value Fund	$43,100	$4,100	$8,800	$1,300
Fidelity Series Stock Selector Large Cap Value Fund	$37,700	$3,600	$7,200	$1,200
Fidelity Stock Selector Large Cap Value Fund	$42,700	$4,100	$8,000	$1,300

January 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$69,100	$5,100	$14,400	$2,100
Fidelity Mid Cap Value Fund	$67,000	$3,900	$7,800	$1,600
Fidelity Series Stock Selector Large Cap Value Fund	$39,500	$3,400	$7,200	$1,400
Fidelity Stock Selector Large Cap Value Fund	$46,900	$3,900	$7,800	$1,600

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2022A	January 31, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	January 31, 2022A	January 31, 2021A
Audit-Related Fees	$8,239,800	$9,436,200
Tax Fees	$354,200	$18,800
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	January 31, 2022A	January 31, 2021A
Deloitte Entities	$567,600	$547,400
PwC	$13,898,600	$14,650,100

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	March 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	March 24, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 24, 2022